                                                                    Exhibit B-1
                                                                    DRAFT

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-4
                          ISSUER TENDER OFFER STATEMENT
                 (Pursuant to Section 13(e)(1) of the Securities
                              Exchange Act of 1934)

                            ------------------------
                         ATLANTIC CITY ELECTRIC COMPANY
                                (Name of Issuer)

                                    CONECTIV
                      (Name of Person(s) Filing Statement)


                  TITLE                                       CUSIP NUMBER
Atlantic City Electric Company,
  Cumulative Preferred Stock, Par Value $100

  4% Series                                                     048303200

  4.10% Series                                                  048303770

  4.35% Series                                                  048303762

  4.35% 2nd Series                                              048303507

  4.75% Series                                                  048303309

  5% Series                                                     048303788

                         (Title of Class of Securities)
                      (CUSIP Number of Class of Securities)

                      Peter F. Clark, Esq., General Counsel
                                    Conectiv
                                 800 King Street
                                  P.O. Box 231
                           Wilmington, Delaware 19899
                                 (302) 429-3448

       (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of the Person(s) Filing Statement)

            The Commission is requested to mail signed copies of all
                         orders, notices and communications to:


    Stephanie M. Scola                          Vincent Pagano, Jr., Esq.
Manager of Capital Markets                     Simpson Thacher & Bartlett
         Conectiv                                 425 Lexington Avenue
     800 King Street                            New York, New York 10017
Wilmington, Delaware 19899


                                September 8, 1998
                       (Date Tender Offer First Published,
                       Sent or Given to Security Holders)

                            CALCULATION OF FILING FEE

TRANSACTION VALUATION*                                 AMOUNT OF FILING FEE
$                                                            $
 -----------                                                  ---------


*    Solely for purposes of calculating the filing fee and computed pursuant to
     Section 13(e)(3) of the Securities Exchange Act of 1934, as amended, and Rule 0-11(b)(1) thereunder, the transaction value equals the total amount of funds, excluding fees and other expenses, required to purchase all outstanding shares of each series of securities listed above pursuant to the Offer described in the Offer to Purchase and Proxy Statement filed as an Exhibit hereto.


     / / Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:            Not applicable

Form or Registration No.:          Not applicable

Filing Party:                      Not applicable

Date Filed:                        Not applicable

ITEM 1. SECURITY AND ISSUER.

     (a) Atlantic City Electric Company, a New Jersey corporation (the "Company"), is the issuer. The Company's principal executive office is at 800 King Street, P.O. Box 231, Wilmington, Delaware 19899.

     (b) Incorporated herein by reference to the information appearing on the front cover of the Offer to Purchase and Proxy Statement, dated September 8, 1998, filed as Exhibit 99(a)(1) to this Issuer Tender Offer Statement on
Schedule 13E-4 (the "Offer to Purchase and Proxy Statement"), and to the information appearing under the captions "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date" and "Transactions and Agreements Concerning the Shares" in the Offer to Purchase and Proxy Statement.

     (c) Incorporated herein by reference to the information appearing under the caption "Price Range of Shares; Dividends" in the Offer to Purchase and Proxy Statement.

     (d) Conectiv, a Delaware corporation ("Conectiv"), is the person filing this Statement and is the owner of 100% of the common stock of the Company. Conectiv's principal office is at 800 King Street, P.O. Box 231, Wilmington, Delaware 19899.


ITEM 2. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a)-(b) Incorporated herein by reference to the information appearing under the caption "Source and Amount of Funds" in the Offer to Purchase and Proxy Statement.


ITEM 3. PURPOSE OF THE TENDER OFFER AND PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     Incorporated herein by reference to the information appearing under the caption "Purpose of the Offer; Certain Effects of the Offer" in the Offer to Purchase and Proxy Statement.


ITEM 4. INTEREST IN SECURITIES OF THE ISSUER.

     Incorporated herein by reference to the information appearing under the caption "Transactions and Agreements Concerning the Shares" in the Offer to Purchase and Proxy Statement.


ITEM 5. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO THE ISSUER'S SECURITIES.

     Incorporated herein by reference to the information appearing under the caption "Transactions and Agreements Concerning the Shares" in the Offer to Purchase and Proxy Statement.


ITEM 6. PERSONS RETAINED, EMPLOYED OR TO BE COMPENSATED.

     Incorporated herein by reference to the information appearing under the caption "Fees and Expenses Paid to Dealers" in the Offer to Purchase and Proxy Statement.


ITEM 7. FINANCIAL INFORMATION.

     (a) Incorporated herein by reference to the financial statements included in the Annual Report on Form 10-K for the year ended December 31, 1997 of the Company, to the financial statements included in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 of the Company and the information appearing under the caption "Summary of Financial Information" in the Offer to Purchase and Proxy Statement.

     (b) Not applicable.

ITEM 8. ADDITIONAL INFORMATION.

     (a) Not applicable.

     (b) Incorporated herein by reference to the information appearing under the caption "Terms of the Offer - Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

     (c) Not applicable.

     (d) Not applicable.

     (e) See Exhibits 99(a)(1) and 99(a)(2).


ITEM 9. MATERIAL TO BE FILED AS EXHIBITS.


EXHIBIT NO.                                DESCRIPTION
99(a)(1)           Offer to Purchase and Proxy Statement, dated September 8. 1998.
99(a)(2)           Letter of Transmittal and Proxy for each series of securities.
99(a)(3)           Notice of Guaranteed Delivery and Proxy.
99(a)(4)           Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.
99(a)(5)           Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.
99(a)(6)           Advertisement, dated September 8, 1998.
99(a)(7)           Letter to Shareholders, dated September 8, 1998.
99(a)(8)           Press Release, dated September 8, 1998.
99(a)(9)           Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
99(a)(10)          Summary Simplified Instructions.
99(a)(11)          Form of Follow-up Notice to Shareholders.
99(a)(12)          Summary DTC Participant Proxy Form.
99(b)              Not applicable.
99(c)              Not applicable.
99(d)              Tax Opinion of Simpson Thacher & Bartlett.
99(e)              Not applicable.
99(f)              No applicable.


                                    SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated: September 8, 1998

                                             CONECTIV

                                             By:   Louis M. Walters
                                                ----------------------------
                                                   Louis M. Walters
                                                   Treasurer

                                  EXHIBIT INDEX


99(a)(1)           Offer to Purchase and Proxy Statement, dated September 8, 1998.
99(a)(2)           Letter of Transmittal and Proxy for each series of securities.
99(a)(3)           Notice of Guaranteed Delivery and Proxy.
99(a)(4)           Letter to Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.
99(a)(5)           Letter to Clients of Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees.
99(a)(6)           Advertisement, dated September 8, 1998.
99(a)(7)           Letter to Shareholders, dated September 8, 1998.
99(a)(8)           Press Release, dated September 8, 1998.
99(a)(9)           Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
99(a)(10)          Summary Simplified Instructions.
99(a)(11)          Form of Follow-up Notice to Shareholders.
99(a)(12)          Summary DTC Participant Proxy Form.
99(b)              Not applicable.
99(c)              Not applicable.
99(d)              Tax Opinion of Simpson Thacher & Bartlett.
99(e)              Not applicable.
99(f)              Not applicable.

                                                              EXHIBIT 99(a)(1)

OFFER TO PURCHASE AND PROXY STATEMENT

                                    CONECTIV
                           OFFER TO PURCHASE FOR CASH
            ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                          CUMULATIVE PREFERRED STOCK OF

                         ATLANTIC CITY ELECTRIC COMPANY
 77,000 SHARES, CUMULATIVE PREFERRED STOCK, PAR VALUE $100, 4% SERIES AT A PURCHASE
                 PRICE OF $___ PER SHARE, CUSIP NUMBER 048303200
 72,000 SHARES, CUMULATIVE PREFERRED STOCK, PAR VALUE $100, 4.10% SERIES AT A PURCHASE
                PRICE OF $____ PER SHARE, CUSIP NUMBER 048303770
 15,000 SHARES, CUMULATIVE PREFERRED STOCK, PAR VALUE $100, 4.35% SERIES AT A PURCHASE
                PRICE OF $____ PER SHARE, CUSIP NUMBER 048303762
 36,000 SHARES, CUMULATIVE PREFERRED STOCK, PAR VALUE $100, 4.35% 2ND SERIES AT A PURCHASE
                PRICE OF $____ PER SHARE, CUSIP NUMBER 048303507
 50,000 SHARES, CUMULATIVE PREFERRED STOCK, PAR VALUE $100, 4.75% SERIES AT A PURCHASE
                PRICE OF $____ PER SHARE, CUSIP NUMBER 048303309
      50,000 SHARES, CUMULATIVE PREFERRED STOCK, $100 PAR VALUE, 5% SERIES
         AT A PURCHASE PRICE OF $____ PER SHARE, CUSIP NUMBER 048303788




                         ATLANTIC CITY ELECTRIC COMPANY
                                 PROXY STATEMENT
              WITH RESPECT TO ITS COMMON STOCK AND PREFERRED STOCK

                              ---------------------

     THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED.

                              ---------------------

     Conectiv, a Delaware corporation ("Conectiv"), invites the holders of the 4% Series, the 4.10% Series, the 4.35% Series, the 4.35% 2nd Series, the 4.75% Series and the 5% Series of preferred stock listed above (each a "Series of Preferred," and the holder thereof a "Preferred Shareholder") of Atlantic City Electric Company, a New Jersey corporation and direct utility subsidiary of Conectiv (the "Company"), to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions set forth in this Offer to Purchase and Proxy Statement and in the accompanying Letter of Transmittal and Proxy (which together constitute the "Offer"). Conectiv will purchase any and all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer. See "Terms of the Offer -- Certain Conditions of the Offer" and "Terms of the Offer -- Extension of Tender Period; Termination; Amendments."

     THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE (AS HEREINAFTER DEFINED) AND WHO FOLLOW THE REQUIRED PROCEDURES APPLICABLE TO SUCH SHARES) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT, AS DESCRIBED BELOW. THE OFFER IS CONDITIONED UPON THE APPROVAL OF THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER THE PUBLIC UTILITY HOLDING COMPANY ACT OF 1935, AS AMENDED (THE "HOLDING COMPANY ACT"), AND UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT, AS DESCRIBED BELOW, BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED BELOW) (UNLESS WAIVED BY CONECTIV). SEE "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER."

     IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE (AS HEREINAFTER DEFINED) MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER. SEE "TERMS OF THE OFFER -- PROCEDURE FOR TENDERING SHARES." FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT (AS HEREINAFTER DEFINED) OR THE DEALER MANAGER (AS HEREINAFTER DEFINED) OR CONSULT YOUR BROKER FOR ASSISTANCE.

     Concurrently with the Offer, the Board of Directors of the Company is soliciting proxies from the holders of the Company's outstanding preferred stock (which, in addition to each Series of Preferred included in this Offer, consists of the Company's $7.80 No Par Preferred Stock) for use at the Special Meeting of Shareholders of the Company to be held at Christiana Conference Center, 4100 South Wakefield Drive, Newark, Delaware, on October 14, 1998 at 4:00 p.m., Eastern time, or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting, notice of which is hereby given, is being held to consider an amendment (the "Proposed Amendment") to the Company's charter (the "Charter") which would eliminate the provision in the Charter restricting the ability of the Company to issue unsecured indebtedness. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE AND WHO FOLLOW THE REQUIRED PROCEDURES APPLICABLE TO SUCH SHARES) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE IN FAVOR OF THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING LETTER OF TRANSMITTAL AND PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. HOWEVER, PREFERRED SHAREHOLDERS WHO POSSESS THE PROXY WITH RESPECT TO SUCH SHARES HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED BY THE COMPANY'S SHAREHOLDERS, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT ("SPECIAL CASH PAYMENT") IN THE AMOUNT EQUAL TO $1.00 PER SHARE FOR EACH SHARE PROPERLY VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE. TENDERING PREFERRED SHAREHOLDERS WILL NOT BE ENTITLED TO THE SPECIAL CASH PAYMENT.

                              ---------------------

     The Company will pay a solicitation fee for Shares tendered, accepted for payment and paid for pursuant to the Offer, subject to certain conditions. See "Fees and Expenses Paid to Dealers."

                              ---------------------

     THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THIS TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                              ---------------------

     NEITHER CONECTIV, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE PROPOSED AMENDMENT.

                              ---------------------

     This Offer to Purchase and Proxy Statement is first being mailed on or about September 8, 1998. The record date with respect to the Shares is September 4, 1998.

                              --------------------

     Each Series of Preferred is traded in the over-the-counter market (the "OTC") and is not listed on any national securities exchange. On ___________, 1998, the last reported sale price as reported by the National Quotation Bureau, LLC was $___________ for the 4% Series (on ___________, 1998), $___________ for
the 4.10% Series (on ___________, 1998), $___________ for the 4.35% Series (on
___________, 1998), $___________ for the 4.35% 2nd Series (on ___________,
1998), $___________ for the 4.75% Series (on ___________, 1998) and $___________
for the 5% Series (on ___________, 1998). Preferred Shareholders are urged to obtain a current market quotation for the Shares.

                              --------------------

                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER

The date of this Offer to Purchase and Proxy Statement is September 8, 1998.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF CONECTIV OR THE COMPANY AS TO WHETHER PREFERRED SHAREHOLDERS SHOULD TENDER OR REFRAIN FROM TENDERING SHARES OF ANY SERIES OF PREFERRED PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE RELATED LETTER OF TRANSMITTAL AND PROXY. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY CONECTIV OR THE COMPANY.

                                    IMPORTANT

     Any Preferred Shareholder desiring to accept the Offer and tender all or any portion of his or her Shares should, in addition to voting in favor of the Proposed Amendment either by executing and returning the enclosed Letter of Transmittal and Proxy or by voting in person by ballot at the Special Meeting, either (i) if not the record holder, request his or her broker, dealer, commercial bank, trust company or nominee to effect the transaction for him or her, or (ii) if the record holder, complete and sign the Letter of Transmittal and Proxy, in accordance with the instructions in such Letter of Transmittal and Proxy, mail or deliver the same and any other required documents to The Bank of New York (the "Depositary"), and deliver the certificates for such Shares to the Depositary, along with the Letter of Transmittal and Proxy, or tender such Shares pursuant to the procedure for book-entry transfer set forth below under "Terms of the Offer -- Procedure for Tendering Shares," on or prior to the Expiration Date (as defined below). A Preferred Shareholder whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender such Shares. Any Preferred Shareholder who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth below under "Terms of the Offer -- Procedure for Tendering Shares."

     EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR SUCH TENDERED SERIES OF PREFERRED OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED. A LETTER OF TRANSMITTAL AND PROXY MAY BE USED TO VOTE IN FAVOR OF THE PROPOSED AMENDMENT EVEN IF NO SHARES ARE BEING TENDERED.

     Questions or requests for assistance may be directed to D.F. King & Co., Inc. (the "Information Agent") or to Morgan Stanley & Co. Incorporated ("Morgan Stanley" or the "Dealer Manager") at their respective telephone numbers and addresses set forth on the back cover of this Offer to Purchase and Proxy Statement. Requests for additional copies of this Offer to Purchase and Proxy Statement, the applicable Letter of Transmittal and Proxy or other tender offer or proxy materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                                     SUMMARY

     The following summary is provided solely for the convenience of the Preferred Shareholders. This summary is not intended to be complete and is qualified in its entirety by reference to the full text and more specific details contained in this Offer to Purchase and Proxy Statement and the Letter of Transmittal and Proxy and any amendments or supplements hereto or thereto. Preferred Shareholders are urged to read this Offer to Purchase and Proxy Statement and the Letter of Transmittal and Proxy in their entirety. Each of the capitalized terms used in this summary and not defined herein has the meaning set forth elsewhere in this Offer to Purchase and Proxy Statement.

Conectiv and the Company....................................     Conectiv, 800 King Street, Wilmington, Delaware 19899, is a
                                                                    registered holding company under the Holding Company Act and owns all of the outstanding common stock of its electric
                                                                    utility subsidiaries, including the Company. The service
                                                                    area of Conectiv's electric utility subsidiaries covers
                                                                    portions of Delaware, Maryland, New Jersey and Virginia and, on an unregulated basis, portions of Pennsylvania. The
                                                                    Company, 800 King Street, Wilmington, Delaware 19899, is a
                                                                    utility primarily engaged in the generation, transmission, distribution and sale of electric power to approximately
                                                                    480,000 customers in the southern part of New Jersey.

The Series of Preferred Stock...............................     4% Preferred Stock (par value $100 per share)
                                                                 4.10% Preferred Stock (par value $100 per share)
                                                                 4.35% Preferred Stock (par value $100 per share)
                                                                 4.35% 2nd Series Preferred Stock (par value $100 per share)
                                                                 4.75% Preferred Stock (par value $100 per share)
                                                                 5% Preferred Stock (par value $100 per share)

The Offer and Purchase Price................................     Offer to purchase any or all Shares of each Series of Preferred at the price set forth below.

                                                                 $______ per 4% Share
                                                                 $______ per 4.10% Share
                                                                 $______ per 4.35% Share
                                                                 $______ per 4.35% 2nd Series Share
                                                                 $______ per 4.75% Share
                                                                 $______ per 5% Share


Dividends...................................................     The Board of Directors of the Company will consider the
                                                                    declaration of dividends on the Company's capital stock at its meeting on September 24, 1998. The Regular Quarterly
                                                                    Dividend on the Company's preferred stock, if, when and as declared, will be paid on November 2, 1998 to holders of
                                                                    record as of the close of business on October 2, 1998. A
                                                                    holder of record of Shares on October 2, 1998 who tenders
                                                                    Shares will be entitled to the Regular Quarterly Dividend, regardless of when such tender is made. Holders of Shares
                                                                    purchased pursuant to the Offer will not be entitled to any dividends in respect of any later dividend periods.

Independent Offer...........................................     The Offer for one Series of Preferred is independent of the
                                                                    Offer for any other Series of Preferred. The Offer is not
                                                                    conditioned upon any minimum number of Shares of the
                                                                    respective Series of Preferred being tendered. Preferred
                                                                    Shareholders who wish to tender their Shares must vote in
                                                                    favor of the Proposed Amendment. The Offer is subject to
                                                                    shareholder approval of the Proposed Amendment and certain other conditions.

Commission Approval.........................................     The Offer is conditioned, among other things, upon the approval of the Commission under the Holding Company Act.

Expiration Date of the Offer................................     The Offer expires at 5:00 p.m., New York City time, on
                                                                    October 14, 1998, unless extended (the "Expiration Date").


How to Tender Shares........................................     Preferred Shareholders (including Preferred Shareholders who acquire Shares subsequent to the Record Date) who wish to
                                                                    tender their Shares must vote in favor of the Proposed
                                                                    Amendment. Preferred Shareholders who purchase or whose
                                                                    purchase is registered after the Record Date and who wish to tender their Shares must arrange with their seller to
                                                                    receive an assignment of proxy from the holder of record on the Record Date. See "Terms of the Offer -- Procedure for
                                                                    Tendering Shares." For further information, call the
                                                                    Information Agent or the Dealer Manager or consult your
                                                                    broker for assistance.

Withdrawal Rights...........................................     Tendered Shares of any Series of Preferred may be withdrawn at any time until the Expiration Date with respect to such
                                                                    Series of Preferred and, unless previously accepted for
                                                                    payment, may also be withdrawn after November 3, 1998. See
                                                                    "Terms of the Offer -- Withdrawal Rights." The proxy
                                                                    accompanying any tendered Shares that are withdrawn will not be considered revoked unless the Preferred Shareholder
                                                                    specifically revokes such proxy as described herein. See
                                                                    "Proposed Amendment and Proxy Solicitation -- Proxies."

Purpose of the Offer........................................     Conectiv is making the Offer because Conectiv believes that the purchase of Shares will provide financial flexibility
                                                                    beneficial to the Company and indirectly to Conectiv and its shareholders. In addition, the Offer gives Preferred
                                                                    Shareholders the opportunity to sell their Shares at a price which Conectiv believes to be a premium over the market
                                                                    price and without the usual transaction costs associated
                                                                    with a market sale. See "Purpose of the Offer; Certain
                                                                    Effects of the Offer."

Brokerage Commissions.......................................     Not payable by Preferred Shareholders.

Solicitation Fee............................................     Conectiv will pay a solicitation fee of an amount equal to
                                                                    $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share. A Soliciting Dealer
                                                                    (as defined herein) will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.
                                                                    See "Fees and Expenses Paid to Dealers."

Proposed Amendment..........................................     Concurrently with the Offer, the Board of Directors of the
                                                                    Company is soliciting proxies from all holders of each
                                                                    series of the Company's outstanding preferred stock for use at the Special Meeting of Shareholders of the Company. The
                                                                    Special Meeting is being held to consider an amendment to
                                                                    the Company's Charter which would eliminate the provision
                                                                    restricting the ability of the Company to issue unsecured
                                                                    indebtedness. If the Proposed Amendment is approved by the shareholders, such restriction contained in the Charter will be eliminated with respect to any Shares that remain
                                                                    outstanding after the consummation of the Offer. See
                                                                    "Purpose of the Offer: Certain Effects of the Offer."

Record Date with respect to the Shares......................     September 4, 1998.

Special Cash Payment........................................     Preferred Shareholders who possess the proxy with respect to
                                                                    Shares have the right to vote for the Proposed Amendment
                                                                    regardless of whether they tender their Shares. If the
                                                                    Proposed Amendment is approved and adopted by the Company's shareholders, the Company will make a special cash payment equal to $1.00 per Share for each Share properly voted in
                                                                    favor of the Proposed Amendment but not tendered (the
                                                                    "Special Cash

                                                                    Payment"). Preferred Shareholders who validly tender their
                                                                    Shares will not be entitled to the Special Cash Payment.
                                                                    Rather, such tendering Preferred Shareholders will only be entitled to the purchase price per Share listed on the front cover of this Offer to Purchase and Proxy Statement.

Stock Transfer Tax..........................................     Except as described herein, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the
                                                                    Offer. See Instruction 6 of the applicable Letter of
                                                                    Transmittal and Proxy. See "Terms of the Offer -- Acceptance
                                                                    of Shares for Payment of Purchase Price and Dividends."

Payment Date................................................     Promptly after the Expiration Date or any extension thereof
                                                                    (the "Payment Date").

Further Information.........................................     Additional copies of this Offer to Purchase and Proxy Statement and the applicable Letter of Transmittal and Proxy may be
                                                                    obtained by contacting D.F. King & Co., Inc., the
                                                                    Information Agent, at (800) 431-9629 (toll free) and (212)
                                                                    269-5550 (banks and brokers). Questions about the Offer
                                                                    should be directed to Morgan Stanley at (800) 624-1808 (toll free).

                               TERMS OF THE OFFER

NUMBER OF SHARES, PURCHASE PRICES; EXPIRATION DATE; DIVIDENDS

     Upon the terms and subject to the conditions described herein and in the applicable Letter of Transmittal and Proxy, Conectiv will purchase any and all Shares that are validly tendered on or prior to the applicable Expiration Date (and not properly withdrawn in accordance with "Terms of the Offer -- Withdrawal Rights") at the purchase price per Share listed on the front cover of this Offer to Purchase and Proxy Statement for the Shares tendered, net to the seller in cash. See "Terms of the Offer -- Certain Conditions of the Offer" and "Terms of the Offer -- Extension of Tender Period; Termination." On September 4, 1998, there were issued and outstanding 77,000 shares of the 4% Series; 72,000 shares of the 4.10% Series; 15,000 shares of the 4.35% Series; 36,000 shares of the 4.35% 2nd Series; 50,000 shares of the 4.75% Series and 50,000 shares of the 5% Series.

     THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. THE OFFER, HOWEVER, IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (UNLESS WAIVED BY CONECTIV). PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE AND WHO FOLLOW THE REQUIRED PROCEDURES APPLICABLE TO SUCH SHARES) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT, AS DESCRIBED HEREIN. THE OFFER IS SUBJECT TO CERTAIN OTHER CONDITIONS. SEE "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER."

     The Offer is being sent to all persons in whose names Shares are registered on the books of the Company as of the close of business on September 4, 1998 and transferees of such persons. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record on the Record Date. In order to facilitate receipt of proxies, Shares traded in the over-the-counter market only shall, during the period which commences September 2, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade with a proxy providing the transferee with the right to vote such acquired Shares in the proxy solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. As such, any person who is the beneficial owner but not the record holder of the Shares must (i) arrange for the record transfer of Shares prior to tendering or
(ii) direct such record holder to tender the Shares and vote in favor of the Proposed Amendment on behalf of such beneficial owner.

     With respect to each Series of Preferred, the Expiration Date is the later of 5:00 p.m., New York City time, on October 14, 1998 or the latest time and date to which the Offer with respect to such Series of Preferred is extended. Conectiv expressly reserves the right, in its sole discretion, and at any time and/or from time to time, to extend the period of time during which the Offer for any Series of Preferred is open, by giving oral or written notice of such extension to the Depositary and making a public announcement thereof, without extending the period of time during which the Offer for any other Series of Preferred is open. There is no assurance whatsoever that Conectiv will exercise its right to extend the Offer for any Series of Preferred. If Conectiv decides, in its sole discretion, to (i) decrease the number of Shares of any Series of Preferred being sought, (ii) increase or decrease the consideration offered in the Offer to holders of any Series of Preferred or (iii) increase or decrease the Soliciting Dealers' fees and, at the time that notice of such increase or decrease is first published, sent or given to holders of such Series of Preferred in the manner specified herein, the Offer for such Series of Preferred is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, such Offer will be extended until the expiration of such ten-business-day period. For purposes of the Offer, a "business day" means any day other than a Saturday, Sunday or federal holiday and consists of the time period from 12:00 midnight through 11:59 p.m., New York City time.

     NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED AND NO TENDERS WILL BE ACCEPTED IN RESPECT OF SHARES FOR WHICH A VOTE IN FAVOR OF THE PROPOSED AMENDMENT HAS NOT BEEN CAST AT THE SPECIAL MEETING. SUCH VOTE MAY BE CAST BY PROPERLY COMPLETING THE FORM OF PROXY THAT IS A PART OF THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON BY BALLOT AT THE SPECIAL MEETING.

     The Board of Directors of the Company (the "Board") will consider the declaration of dividends on the Company's capital stock at its September 24, 1998 meeting. The regular quarterly dividend on the Company's preferred stock (the "Regular Quarterly Dividend"), if, when and as declared, will be paid on November 2, 1998 to holders of record as of the close of business on October 2, 1998. A holder of record of Shares on October 2, 1998 who tenders Shares will be entitled to the Regular Quarterly Dividend, regardless of when such tender is made. Holders of Shares purchased pursuant to the Offer will not be entitled to any dividends in respect of any later dividend periods.

PROCEDURE FOR TENDERING SHARES

          To tender Shares pursuant to the Offer, the tendering owner of Shares must either:

          (a) send to the Depositary (at one of its addresses set forth on the back cover of this Offer to Purchase and Proxy Statement) a properly completed and duly executed Letter of Transmittal and Proxy (which will either deliver such owner's proxy or indicate such owner's intention to vote at the Special Meeting in person by ballot), together with any required signature guarantees and any other documents required by the Letter of Transmittal and Proxy, and either (i) certificates for the Shares to be tendered must be received by the Depositary at one of such addresses or (ii) such Shares must be delivered pursuant to the procedures for book-entry transfer described herein (and a confirmation of such delivery must be received by the Depositary), in each case by the Expiration Date; or

          (b) comply with the guaranteed delivery procedure described under "Guaranteed Delivery Procedure" below.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder service department ("ACE Stockholder Services") at (800) 365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

     IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

     The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbols "____" for the 4% Series, "____" for the 4.10% Series, "____" for the 4.35% Series, "____" for the 4.35%
2nd Series, "____" for the 4.75% Series and "____" for the 5% Series, indicating that such shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have its authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company "(DTC") have issued notices informing their members and participants that the Shares will trade "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

     FOR FURTHER INFORMATION, CALL THE INFORMATION AGENT OR THE DEALER MANAGER OR CONSULT YOUR BROKER FOR ASSISTANCE.

     A tender of Shares made pursuant to any method of delivery set forth herein or in the Letter of Transmittal and Proxy will constitute a binding agreement between the tendering holder and Conectiv upon the terms and subject to the conditions of the Offer.

     The Depositary will establish an account with respect to the Shares at DTC (the "Book-Entry Transfer Facility") for purposes of the Offer within two business days after the date of this Offer to Purchase and Proxy Statement, and any financial institution that is a participant in the system of the Book-Entry Transfer Facility may make delivery of Shares by causing the Book-Entry Transfer Facility to transfer such Shares into the Depositary's account in accordance with the procedures of the Book-Entry Transfer Facility. Although delivery of Shares may be effected through book-entry transfer, such delivery must be accompanied by either (i) a properly completed and duly executed Letter of Transmittal and Proxy, together with any required signature guarantees and any other required documents, or (ii) an Agent's Message (as hereinafter defined) and, in any case, must be received by the Depositary at one of its addresses set forth on the back cover of this Offer to Purchase and Proxy Statement on or prior to 5:00 p.m., New York City time, on the Expiration Date. DELIVERY OF SUCH LETTER OF TRANSMITTAL AND PROXY AND ANY OTHER REQUIRED DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY OR TO CONECTIV OR THE COMPANY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

     If Shares are registered in the name of a person other than the signatory on the Letter of Transmittal and Proxy, or if unpurchased Shares are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the Shares with the signature(s) on the Shares or stock powers guaranteed as stated above. See Instructions 4, 6 and 7 to the Letter of Transmittal and Proxy. Except as otherwise provided below, all signatures on a Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States that is a participant in an approved Signature Guarantee Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on a Letter of Transmittal and Proxy need not be guaranteed if (a) the Letter of Transmittal and Proxy is signed by the registered owner of the Shares tendered therewith and such owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal and Proxy,
(b) such Shares are tendered for the account of an Eligible Institution or (c) the Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instructions 1 and 5 of the Letter of Transmittal and Proxy.

     Guaranteed Delivery Procedure. If a Preferred Shareholder desires to tender Shares pursuant to the Offer and such Preferred Shareholder's certificates are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date, such Shares may nevertheless be tendered if all of the following guaranteed delivery procedures are complied with:

          (i)   such tender is made by or through an Eligible Institution;

          (ii) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy, substantially in the form provided by Conectiv and the Company herewith, is received (with any required signatures or signature guarantees) by the Depositary as provided below on or prior to the Expiration Date; and

          (iii) the certificates for all tendered Shares in proper form for transfer or a Book-Entry Confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal and Proxy (or, if applicable, an Agent's Message) and any other documents required by the Letter of Transmittal and Proxy, are received by the Depositary no later than 5:00 p.m., New York City time, within three business days after the date of execution of such Notice of Guaranteed Delivery and Proxy.

     THE NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE DELIVERED BY HAND OR MAILED TO THE DEPOSITARY AND MUST INCLUDE AN ENDORSEMENT BY AN ELIGIBLE INSTITUTION IN THE FORM SET FORTH IN SUCH NOTICE OF GUARANTEED DELIVERY AND PROXY.

     In all cases, Shares shall not be deemed validly tendered unless a properly completed and duly executed Letter of Transmittal and Proxy or, if applicable, an Agent's Message, is received by the Depositary within the applicable time limits and vote in favor of the Proposed Amendment in respect of such Shares has been cast at the Special Meeting either in person or by completion and execution of the proxy (which proxy must be in the form of proxy that is a part of the applicable Letter of Transmittal and Proxy).

     Notwithstanding any other provision hereof, payment for Shares accepted for payment pursuant to the Offer in all cases will be made only after timely receipt by the Depositary of certificates for (or an Agent's Message with respect to) such Shares, a Letter of Transmittal and Proxy, properly completed and duly executed, with any required signature guarantees and all other documents required by the Letter of Transmittal and Proxy.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE PREFERRED SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. BECAUSE IT IS THE TIME OF RECEIPT, NOT THE TIME OF MAILING, WHICH DETERMINES WHETHER A TENDER HAS BEEN MADE PRIOR TO THE EXPIRATION DATE, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     TO AVOID FEDERAL INCOME TAX BACKUP WITHHOLDING EQUAL TO 31% OF THE GROSS PAYMENTS MADE PURSUANT TO THE OFFER OR, ALTERNATIVELY, THE SPECIAL CASH PAYMENT, EACH TENDERING PREFERRED SHAREHOLDER AND EACH NON-TENDERING PREFERRED SHAREHOLDER WHO VOTES FOR THE PROPOSED AMENDMENT MUST NOTIFY THE DEPOSITARY OF SUCH PREFERRED SHAREHOLDER'S CORRECT TAXPAYER IDENTIFICATION NUMBER AND PROVIDE CERTAIN OTHER INFORMATION BY PROPERLY COMPLETING AND EXECUTING THE SUBSTITUTE FORM W-9 INCLUDED IN THE LETTER OF TRANSMITTAL AND PROXY (OR, IN THE CASE OF A FOREIGN PREFERRED SHAREHOLDER, MUST COMPLETE AND EXECUTE FORM W-8 OBTAINABLE FROM THE DEPOSITARY). SEE "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- BACKUP WITHHOLDING."

     EACH PREFERRED SHAREHOLDER IS URGED TO CONSULT WITH HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE OFFER.

     All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for payment of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination will be final and binding. Conectiv reserves the absolute right to reject any or all tenders of Shares that (i) it determines are not in proper form or (ii) the acceptance for payment of or payment for which may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any defect or irregularity in any tender of Shares. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice.

WITHDRAWAL RIGHTS

     ANY SHARES FOR WHICH A VOTE IN FAVOR OF THE PROPOSED AMENDMENT WAS NOT VALIDLY CAST AT THE SPECIAL MEETING WILL BE DEEMED WITHDRAWN AND NOT VALIDLY TENDERED BY THE RESPECTIVE PREFERRED SHAREHOLDER.

     Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after November 3, 1998, unless previously accepted for payment as provided in this Offer to Purchase and Proxy Statement.

     The proxy accompanying any tendered Shares that are withdrawn will not be considered revoked unless the Preferred Shareholder specifically revokes such proxy as described herein. See "Proposed Amendment and Proxy Solicitation - Proxies."

     To be effective, a written notice of withdrawal must be timely received by the Depositary, at one of its addresses set forth on the back cover of this Offer to Purchase and Proxy Statement, and must specify the name of the person who tendered the Shares to be withdrawn and the number of Shares to be withdrawn. If the Shares to be withdrawn have been delivered to the Depositary, a signed notice of withdrawal with signatures guaranteed by an Eligible Institution (except in the case of Shares tendered by an Eligible Institution) must be submitted prior to the release of such Shares. In addition, such notice must specify, in the case of Shares tendered by delivery of certificates, the name of the registered owner (if different from that of the Preferred Shareholder who tenders) and the serial numbers shown on the particular certificates evidencing the Shares to be withdrawn or, in the case of Shares tendered by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Shares and the name of the registered holder (if different from the name of such account). Withdrawals may not be rescinded, and Shares withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Shares may be re-tendered by again following one of the procedures described in "Terms of the Offer -- Procedure for Tendering Shares" at any time prior to the Expiration Date.

     All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Conectiv, in its sole discretion, and its determination will be final and binding. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or will incur any liability for failure to give any such notification.

ACCEPTANCE OF SHARES FOR PAYMENT AND PAYMENT OF PURCHASE PRICE AND DIVIDENDS

     Upon the terms and subject to the conditions of the Offer, and as promptly as practicable after the Expiration Date, Conectiv will accept for payment (and thereby purchase) and pay for Shares validly tendered and not withdrawn as permitted in "Terms of the Offer -- Withdrawal Rights." Thereafter, payment for all Shares validly tendered on or prior to the Expiration Date and accepted pursuant to the Offer will be made by the Depositary by check as promptly as practicable after the Expiration Date. In all cases, payment for Shares accepted for payment pursuant to the Offer will be made promptly but only after timely receipt by the Depositary of certificates for such Shares (or of an Agent's Message), a properly completed and duly executed Letter of Transmittal and Proxy and any other required documents.

     For purposes of the Offer, Conectiv will be deemed to have accepted for payment (and thereby purchased) Shares that are validly tendered and not withdrawn as, if and when it gives oral or written notice to the Depositary of its acceptance for payment of such Shares. Conectiv will pay for Shares that it has purchased pursuant to the Offer by depositing the purchase price therefor with the Depositary, which will act as agent for Preferred Shareholders who tender for the purpose of receiving payment from Conectiv and transmitting payment to Preferred Shareholders who tender. The Depositary will act as agent for Preferred Shareholders who tender for the purpose of receiving payment from the Company and transmitting payment to Preferred Shareholders who tender. Under no circumstances will interest be paid on amounts to be paid by either the Company or Conectiv to tendering Preferred Shareholders who tender, regardless of any delay in making such payment. Certificates for all Shares not validly tendered will be returned or, in the case of Shares tendered by book-entry transfer, such Shares will be credited to an account maintained with the Book-Entry Transfer Facility, as promptly as practicable, without expense to the Preferred Shareholder who tenders.

     If certain events occur, Conectiv may not be obligated to purchase Shares pursuant to the Offer. See "Terms of the Offer -- Certain Conditions of the Offer."

     Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered owner, or if tendered Shares are registered in the name of any person other than the person signing the Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered owner, such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Instruction 6 of the accompanying Letter of Transmittal and Proxy.

CERTAIN CONDITIONS OF THE OFFER

     CONECTIV WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING.

     IN ORDER TO TENDER THEIR SHARES, PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE AND WHO FOLLOW THE REQUIRED PROCEDURES APPLICABLE TO SUCH SHARES) MUST SUBMIT A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE IN FAVOR OF THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING LETTER OF TRANSMITTAL AND PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS WHO POSSESS THE PROXY WITH RESPECT TO SUCH SHARES HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. ANY SHARES FOR WHICH A VOTE IN FAVOR OF THE PROPOSED AMENDMENT WAS NOT VALIDLY CAST AT THE SPECIAL MEETING WILL BE DEEMED WITHDRAWN AND NOT VALIDLY TENDERED BY THE RESPECTIVE PREFERRED SHAREHOLDER. PREFERRED SHAREHOLDERS WHO TENDER THEIR SHARES WILL NOT BE ENTITLED TO THE SPECIAL CASH PAYMENT. RATHER, PREFERRED SHAREHOLDERS WHO TENDER THEIR SHARES WILL BE ENTITLED TO ONLY THE PURCHASE PRICE PER SHARE LISTED ON THE FRONT COVER OF THIS OFFER TO PURCHASE AND PROXY STATEMENT.

     In addition, notwithstanding any other provision of the Offer, Conectiv will not be required to accept for payment or pay for any Shares tendered, and may terminate or amend the Offer (by oral or written notice to the Depositary and timely public announcement) or may postpone (subject to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for prompt payment for or return of Shares) the acceptance for payment of, or payment for, Shares tendered, if at any time on or after September 8, 1998, and at or before the Expiration Date, the Commission shall have withheld approval, under the Holding Company Act, of the acquisition of the Shares by Conectiv pursuant to the Offer or approval and adoption of the Proposed Amendment at the Special Meeting or any of the following shall have occurred (which shall not have been waived by Conectiv):

          (a) there shall have been threatened, instituted or pending any action or proceeding by any government or governmental, regulatory or administrative agency, authority or tribunal or any other person, domestic or foreign, or before any court, authority, agency or tribunal that (i) challenges the acquisition of Shares pursuant to the Offer or otherwise in any manner relates to or affects the Offer or (ii) in the reasonable judgment of Conectiv, would or might materially and adversely affect the business, condition (financial or otherwise), income, operations or prospects of Conectiv and its subsidiaries takes as a whole, or otherwise materially impair in any way the contemplated future conduct of the business of Conectiv or any of its subsidiaries or materially impair the Offer's contemplated benefits to Conectiv or the Company.

          (b) there shall have been any action threatened, pending or taken, or approval withheld, or any statute, rule, regulation, judgment, order or injunction threatened, proposed, sought, promulgated, enacted, entered, amended, enforced or deemed to be applicable to the Offer or Conectiv or any of its subsidiaries, by any legislative body, court, authority, agency or tribunal that, in Conectiv's reasonable judgment, would or might directly or indirectly (i) make the acceptance for payment of, or payment for, some or all of the Shares illegal or otherwise restrict or prohibit consummation of the Offer; (ii) delay or restrict the ability of Conectiv, or render Conectiv unable, to accept for payment or pay for some or all of the Shares; (iii) materially impair the contemplated benefits of the Offer to Conectiv or the Company (including materially increasing the effective interest cost of certain types of unsecured debt); or (iv) materially affect the business, condition (financial or otherwise), income, operations or prospects of Conectiv and its subsidiaries taken as a whole, or otherwise materially impair in any way the contemplated future conduct of the business of Conectiv or any of its subsidiaries;

          (c) there shall have occurred (i) any significant decrease in the market price of the Shares; (ii) any change in the general political, market, economic or financial conditions in the United States or abroad that, in the reasonable judgment of Conectiv, would or might have a material adverse effect on Conectiv's business, operations, prospects or ability to obtain financing generally or the trading in the Shares or other equity securities of the Company or Conectiv; (iii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States or any limitation on, or any event that, in Conectiv's reasonable judgment, would or might affect the extension of credit by lending institutions in the United States; (iv) the commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States; (v) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange or in the over-the-counter market; (vi) in the case of any of the foregoing existing at the time of the commencement of the Offer, in Conectiv's reasonable judgment, a material acceleration or worsening thereof; (vii) any decline in either the Dow Jones Industrial Average or the Standard and Poor's Composite 500 Stock Index by an amount in excess of 15% measured from the close of business on September 4, 1998; or (viii) a decline in the ratings accorded any of Conectiv's or the Company's securities by Standard & Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Duff & Phelps, Inc. ("D&P") or that S&P, Moody's or D&P has announced that it has placed any such rating under surveillance or review with negative implications;

          (d) any tender or exchange offer with respect to some or all of the outstanding preferred stock of the Company (other than the Offer) or other equity securities of the Company or Conectiv, or a merger, acquisition or other business combination proposal for Conectiv, shall have been proposed, announced or made by any person or entity;

          (e) there shall have occurred any event or events that have resulted, or in Conectiv's reasonable judgment may result, in an actual or threatened change in the business, condition (financial or otherwise), income, operations, stock ownership or prospects of Conectiv and its subsidiaries; or

          (f) the Company elects not to proceed with the proposed offering of the trust preferred securities by Atlantic Capital II, a special purpose business trust controlled by the Company ("Atlantic Capital II"), or the offering of the trust preferred securities, if commenced, is terminated on or prior to the Expiration Date;

and, in the sole judgment of Conectiv, such event or events make it undesirable or inadvisable to proceed with the Offer or with such acceptance for payment or payment. With respect to the approval of the Commission referenced above, the Commission must find that the acquisition of the Shares by Conectiv is not detrimental to the public interest or the interests of investors or consumers, and that the consideration paid in connection with the acquisition and the adoption of the Proposed Amendment, including fees, commissions and other remuneration, is reasonable.

     The foregoing conditions (including the condition that the Proposed Amendment be approved and adopted at the Special Meeting) are for the sole benefit of Conectiv and may be asserted by Conectiv regardless of the circumstances (including any action or inaction by Conectiv) giving rise to any such condition, and any such condition may be waived by Conectiv, in whole or in part, at any time and from time to time in its sole discretion. A decision by Conectiv to terminate or otherwise amend any Offer, following the occurrence of any of the foregoing, with respect to one Series of Preferred will not create an obligation on behalf of Conectiv to terminate or otherwise amend in a similar manner the Offer with respect to any other Series of Preferred. The failure by Conectiv at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by Conectiv concerning the events described above will be final and binding on all parties.

EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS

     Conectiv expressly reserves the right, in its sole discretion, and at any time and/or from time to time prior to the Expiration Date, to extend the period of time during which the Offer for any Series of Preferred is open by giving oral or written notice of such extension to the Depositary, without extending the period of time during which the Offer for any other Series of Preferred is open. There can be no assurance, however, that Conectiv will exercise its right to extend the Offer for any Series of Preferred. During any such extension, all Shares of the subject Series of Preferred previously tendered will remain subject to the Offer, except to the extent that such Shares may be withdrawn as set forth in "Terms of the Offer --Withdrawal Rights."

     Conectiv also expressly reserves the right, in its sole discretion, to, among other things, terminate the Offer and not accept for payment or pay for any Shares tendered, subject to Rule 13e-4(i)(5) under the Exchange Act, which requires Conectiv either to pay the consideration offered or to return the Shares tendered promptly after the termination or withdrawal of the Offer upon the occurrence of any of the conditions specified in "Terms of the Offer -- Certain Conditions of the Offer" by giving oral or written notice of such termination to the Depositary, and making a public announcement thereof.

     Subject to compliance with applicable law, Conectiv further reserves the right, in its sole discretion, to amend the Offer in any respect. Amendments to the Offer may be made at any time and/or from time to time effected by public announcement thereof, such announcement, in the case of an extension, to be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. Any public announcement made pursuant to the Offer will be disseminated promptly to Preferred Shareholders affected thereby in a manner reasonably designed to inform such Preferred Shareholders of such change. Without limiting the manner in which Conectiv may choose to make a public announcement, except as required by applicable law, Conectiv shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by making a release to the Dow Jones News Service.

     If Conectiv materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, Conectiv will extend the Offer to the extent required by Rules 13e-4(d)(2) and 13e-4(e)(2) under the Exchange Act. Those rules require that the minimum period during which the Offer must remain open following material changes in the terms of the Offer or information concerning the Offer (other than a change in price, a change in percentage of securities sought or a change in the dealer's solicitation fee) will depend on the facts and circumstances, including the relative materiality of such terms or information. The Commission has stated that, in its view, an offer should remain open for a minimum of five business days from the date that a notice of such a material change is first published, sent or given. If the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that Conectiv publishes, sends or gives to Preferred Shareholders a notice that it will (i) increase or decrease the price it will pay for Shares, (ii) decrease the percentage of Shares it seeks, or (iii) increase or decrease the soliciting dealers' fees, the Offer will be extended until the expiration of such period of ten business days.

     THE OFFER FOR EACH SERIES OF PREFERRED IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. IF CONECTIV EXTENDS OR AMENDS ANY OFFER WITH RESPECT TO ONE SERIES OF PREFERRED FOR ANY REASON, CONECTIV WILL HAVE NO OBLIGATION TO EXTEND OR AMEND THE OFFER FOR ANY OTHER SERIES OF PREFERRED.

                    PROPOSED AMENDMENT AND PROXY SOLICITATION

INTRODUCTION

     This Offer to Purchase and Proxy Statement is first being mailed on or about September 8, 1998 to the Preferred Shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Special Meeting. A separate Proxy Statement is being mailed to the holders of the Company's $7.80 No Par Preferred Stock that is not included in the Offer.

     Preferred Shareholders who wish to tender their Shares pursuant to the Offer must vote in favor of the Proposed Amendment in person by ballot or by proxy at the Special Meeting. Only holders of record of the Company's voting securities at the close of business on the Record Date or persons obtaining a proxy from the holders of record on the Record Date will be entitled to vote in person or by proxy at the Special Meeting. If the Proposed Amendment is approved and adopted by the Company's shareholders, the Company will make a special cash payment in the amount equal to $1.00 per Share for each Share properly voted in favor of the Proposed Amendment (the "Special Cash Payment"); provided that such Shares have not been tendered pursuant to the Offer. If a Preferred Shareholder votes against the Proposed Amendment or abstains, such Preferred Shareholder shall not be entitled to the Special Cash Payment (regardless of whether the Proposed Amendment is approved and adopted). Those Preferred Shareholders who validly tender their Shares will be entitled to only the purchase price per Share listed on the front cover of this Offer to Purchase and Proxy Statement. Preferred Shareholders who validly tender their Shares will not be entitled to the Special Cash Payment.

VOTING SHARES

     With respect to the Company's Cumulative Preferred Stock, $100 par value and the Company's $7.80 No Par Preferred Stock, September 4, 1998 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting.

     The Company's Charter authorizes the issuance of 25,000,000 shares of common stock, $3 par value, of which 18,320,937 shares are outstanding. All of such shares are owned by Conectiv.

     The Company's Charter also authorizes the issuance of 799,979 shares of Cumulative Preferred Stock, $100 par value, 2,000,000 shares of $100 No Par Preferred Stock, and 3,000,000 shares of Preference Stock, without par value, of which 300,000, 239,500 and 0 shares, respectively, are outstanding on the Record Date. Such shares are publicly held and vary from each other with respect to dividend rates, redemption prices and amounts payable on liquidation. All outstanding shares of the Company's preferred stock are entitled to vote on the Proposed Amendment as a single class.

VOTING REQUIREMENTS AND PROCEDURES

     Adoption of the Proposed Amendment requires the affirmative vote of the holders of (i) at least two-thirds of the shares of the Company then outstanding and entitled to vote (i.e., the common stock and the preferred stock) and (ii) at least two-thirds of the total number of shares of the Company's preferred stock then outstanding. Abstentions and broker non-votes will have the same effect as votes against the Proposed Amendment.

     CONECTIV, THE OWNER OF ALL OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY, HAS ADVISED THE COMPANY THAT IT INTENDS TO VOTE ALL OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN FAVOR OF THE PROPOSED AMENDMENT.

     Votes at the Special Meeting will be tabulated preliminarily by the Depositary and the Information Agent. Inspectors of Election, duly appointed by the presiding officer of the Special Meeting, will definitively count and tabulate the votes and determine and announce the results at the Special Meeting. The Company has no established procedure for confidential voting. There are no rights of appraisal in connection with the Proposed Amendment.

PROXIES

     THE ENCLOSED PROXY, WHICH IS CONTAINED WITHIN THE LETTER OF TRANSMITTAL AND PROXY (AND THE NOTICE OF GUARANTEED DELIVERY AND PROXY), IS SOLICITED BY THE COMPANY'S BOARD, WHICH RECOMMENDS VOTING FOR THE PROPOSED AMENDMENT. ALL SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED IN FAVOR OF THE PROPOSED AMENDMENT. Preferred Shareholders tendering their Shares pursuant to the Offer and voting at the Special Meeting by proxy must use the proxy that is a part of the applicable Letter of Transmittal and Proxy. Shares of the Company's outstanding preferred stock represented by properly executed proxies received at or prior to the Special Meeting will be voted in accordance with the instructions thereon. If no instructions are indicated, duly executed proxies will be voted in accordance with the recommendation of the Board. It is not anticipated that any other matters will be brought before the Special Meeting. However, the enclosed proxy gives discretionary authority to the proxy holders named therein should any other matters be presented at the Special Meeting, and it is the intention of the proxy holders to act on any other matters in their discretion.

     Execution of a proxy will not prevent a shareholder from attending the Special Meeting and voting in person. Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company written notice of revocation bearing a later date than the proxy, by delivering a duly executed proxy bearing a later date, or by voting in person by ballot at the Special Meeting. Withdrawal of Shares tendered pursuant to the Offer will not revoke a properly executed proxy.

     The Company will bear the cost of the solicitation of proxies by the Board. The Company has engaged D.F. King & Co., Inc. to act as Information Agent in connection with the solicitation of proxies for a fee of $12,500, plus unit fees per preferred shareholder contacted, plus reimbursement of reasonable out-of-pocket expenses. Proxies will be solicited by mail or by telephone. In addition, officers and employees of the Company and its affiliates may also solicit proxies personally or by telephone; such persons will receiver no additional compensation for these services. The Information Agent has not been retained to make, and will not make, solicitations or recommendations, other than conveying information related to the recommendations of the Board, in connection with the Proposed Amendment.

     The Company has requested that brokerage houses and other custodians, nominees and fiduciaries forward solicitation materials to the beneficial owners of shares of the Company's outstanding preferred stock held of record by such persons and will reimburse such brokers and other fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith.

     The solicitation of proxies has been approved by the Commission under the Holding Company Act. An application has been filed with the Commission under the Holding Company Act requesting approval of the Proposed Amendment and the acquisition of the Shares by Conectiv pursuant to the Offer.

SPECIAL CASH PAYMENTS

     Subject to the terms and conditions set forth in this Offer to Purchase and Proxy Statement, if (but only if) the Proposed Amendment is approved and adopted by the shareholders of the Company, the Company will make a Special Cash Payment to each Preferred Shareholder who voted in favor of the Proposed Amendment, in person by ballot or by proxy, at the Special Meeting in the amount equal to $1.00 per Share for each Share held by such Preferred Shareholder which is so voted, provided that such Shares have not been tendered pursuant to the Offer. The Company has been advised that there is no controlling precedent under state law as to the permissibility of its making the Special Cash Payment. Although, as a result, there can be no assurance as to how a court would rule on the issue, the Company believes that the Offer is fair to Preferred Shareholders and has determined to make the Special Cash Payment. SPECIAL CASH PAYMENTS WILL BE MADE TO PREFERRED SHAREHOLDERS (IF SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER) ONLY IN RESPECT OF EACH SHARE WHICH IS VOTED FOR THE ADOPTION OF THE PROPOSED AMENDMENT; PROVIDED, HOWEVER, THAT THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL NOT BE ENTITLED TO THE SPECIAL CASH PAYMENT. RATHER, THOSE PREFERRED SHAREHOLDERS WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED TO ONLY THE PURCHASE PRICE PER SHARE LISTED ON THE FRONT COVER OF THIS OFFER TO PURCHASE AND PROXY STATEMENT.

     Only holders of record of the Company's voting securities at the close of business on the Record Date or persons obtaining a proxy from the holders of record on the Record Date will be entitled to vote in person or by proxy at the Special Meeting. Any beneficial holder of Shares who is not the registered holder of such Shares as of the Record Date (as would be the case for any beneficial holder whose Shares are registered in the name of such holder's broker, dealer, commercial bank, trust company or other nominee) must arrange with the Preferred Shareholder to execute and deliver a proxy form on such beneficial owner's behalf. If a beneficial holder of Shares intends to attend the Special Meeting and vote in person, such beneficial holder must obtain a legal proxy form from his or her broker, dealer, commercial bank, trust company or other nominee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As noted above, Conectiv owns all the outstanding common stock of the Company.

     Pursuant to Section 13(d) of the Exchange Act, a beneficial owner of a security is any person who directly or indirectly has or shares voting or investment power over such security. No person or group is known by management of the Company to be the beneficial owner of more than 5% of the shares of the Company's preferred stock as of September 4, 1998.

     Officers and directors of the Company as a group owned, as of September 4, 1998, less than 1% of the total number of shares of the Company's preferred stock and of the common stock of Conectiv.

BUSINESS TO COME BEFORE THE SPECIAL MEETING

     The following Proposed Amendment to the Charter is the only item of business expected to be presented at the Special Meeting:

     To remove in its entirety Paragraph (7)(B)(c) of Article III of the Charter, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

     THE FOLLOWING STATEMENTS ARE SUMMARIES OF THE SUBSTANCE OR GENERAL EFFECT OF PROVISIONS OF THE CHARTER, AND ARE QUALIFIED IN THEIR ENTIRETY BY THE CHARTER AND PARAGRAPH (7)(B)(c) OF ARTICLE III THEREIN (AS DESCRIBED BELOW). SEE APPENDIX A HERETO FOR THE TEXT OF THE PROVISION TO BE DELETED.

EXPLANATION OF THE PROPOSED AMENDMENT

     Paragraph (7)(B)(c) of Article III of the Charter currently provides that, so long as any shares of the Company's preferred stock are outstanding, without the affirmative vote of the holders of at least a majority of the total voting power of its outstanding shares of preferred stock, the Company shall not issue or assume any securities representing unsecured indebtedness (other than for the purpose of refunding outstanding unsecured securities issued by the Company or redeeming or otherwise retiring outstanding shares of its preferred stock) if, immediately after such issue or assumption, the total outstanding principal amount of all securities representing unsecured indebtedness of the Company would exceed 20% of the aggregate of all existing secured indebtedness of the Company and the capital and surplus of the Company as stated on the Company's books (the "Debt Limitation Provision").

     The Proposed Amendment, if adopted, would eliminate from the Charter in its entirety the Debt Limitation Provision. Unless otherwise defined, capitalized terms used herein are used as defined in the Charter.

     Paragraph (7)(B)(c) of Article III of the Charter states:

     "(B) So long as any shares of the Cumulative Preferred Stock of any series are outstanding, the Corporation shall not, without the consent (given by vote at a meeting called for that purpose) of the holders of a majority of the total number of shares of the Cumulative Preferred Stock then outstanding:

          (c) Issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or assume any such unsecured securities, for purposes other than the refunding of outstanding unsecured securities theretofore issued or assumed by the Corporation or the redemption or other retirement of outstanding shares of one or more series of the Cumulative Preferred Stock if, immediately after such issue or assumption, the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation and then outstanding (including unsecured securities then to be issued or assumed) would exceed twenty per centum (20%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then to be outstanding, and (ii) the capital and surplus of the Corporation as then to be stated on the books of account of the Corporation."

REASONS FOR THE PROPOSED AMENDMENT

     The electric utility industry has become, and will continue to be, increasingly competitive as the result of various factors, including regulatory and technological developments. Various federal and state regulatory initiatives designed to promote wholesale and retail competition include, among other things, proposals that would allow customers to choose their electricity provider. As these competitive initiatives materialize, the structure of the utility industry could radically change. The Company believes that having the flexibility to respond to developments in the industry will be crucial to its success in the new competitive marketplace.

     The Company believes that adoption of the Proposed Amendment is important to creating the necessary flexibility to respond to any industry developments.

     The restriction that would be eliminated by the Proposed Amendment generally does not burden the industry's new competitors (power marketers, independent power producers, exempt wholesale generators and owners of cogeneration facilities), nor even other public utility companies.

     Management considers that elimination of the Debt Limitation Provision is crucial to the Company's financial flexibility and its ability to effect future capital cost reductions. The deletion of this provision from the Charter will allow the Company to utilize more fully various unsecured debt alternatives and thus improve its ability to take full advantage of changing conditions in the capital markets. The additional flexibility will, for example, permit the Company to issue long-term debt when, because of mortgage coverage restrictions or other reasons, it may be unattractive or not possible to issue any additional first mortgage bonds. In addition, elimination of the Debt Limitation Provision will afford the Company greater flexibility in the issuance of short-term debt to meet seasonal cash requirements with what is usually the least expensive form of capital.

INDEPENDENT PUBLIC ACCOUNTANTS

     No representative of PricewaterhouseCoopers, LLP, the Company's independent public accountants, is expected to be present at the Special Meeting unless prior to the day of the Special Meeting the Secretary of the Company has received written notice from a Preferred Shareholder addressed to Moira K. Donoghue, Secretary, 800 King Street, Wilmington, Delaware 19899, that such Preferred Shareholder will attend the Special Meeting and wishes to ask questions of a representative of PricewaterhouseCoopers, LLP.


                        PRICE RANGE OF SHARES; DIVIDENDS

     The 4% Series, 4.10% Series, 4.35% Series, 4.35% 2nd Series, 4.75% Series and 5% Series are traded in the over-the-counter market under the symbols "ANTEN," "ANTEZ," "ANTEH," "ANTEO," "ANTEM" and "ANTEL," respectively. The last reported sale price in the over-the-counter market, as of the close of business on September 4, 1998, for each of the Series of Preferred is shown on the front cover of this Offer to Purchase and Proxy Statement. However, Preferred Shareholders should be aware that the Shares of each Series of Preferred trade only sporadically and on a limited basis and, therefore, the last reported sales price may not necessarily reflect the market value of the Shares.

     PREFERRED SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS, IF AVAILABLE, FOR THE SHARES.

     The following table sets forth the high and low sales prices of each Series of Preferred in the over-the-counter market, as reported by the National Quotation Bureau, LLC, and the cash dividends paid thereon for the fiscal quarters indicated.

               DIVIDENDS AND PRICE RANGES OF SERIES OF PREFERRED
                       BY QUARTERS (1996, 1997 AND 1998)

                                     1996-QUARTERS                   1997-QUARTERS                              1998-QUARTERS
                                 --------------------     -----------------------------------------------    -------------------
                                   3RD          4TH          1ST          2ND          3RD          4TH        1ST         2ND
                                 -------      -------     -------       -------      -------      -------    -------     -------
4% SERIES
Dividends Per Share .......      $  1.00      $  1.00     $  1.00       $  1.00      $  1.00      $  1.00    $  1.00     $  1.00
Market Price -- $ Per Share
 --High ...................       52.375        54.25       55.00         56.50        60.25       62.875     65.125       67.00
 --Low ....................       51.375       52.125       52.50         53.50        55.00        57.00      58.25      61.375
4.10% SERIES
Dividends Per Share .......      $ 1.025      $ 1.025     $ 1.025       $ 1.025      $ 1.025      $ 1.025    $ 1.025     $ 1.025
Market Price -- $ Per Share
 --High ...................           --           --          --            --           --           --         --          --
 --Low ....................           --           --          --            --           --           --         --          --
4.35% SERIES
Dividends Per Share .......      $1.0875      $1.0875     $1.0875       $1.0875      $1.0875      $1.0875    $1.0875     $1.0875
Market Price -- $ Per Share
 --High ...................           --           --          --            --           --           --         --          --
 --Low ....................           --           --          --            --           --           --         --          --
4.35% 2ND SERIES
Dividends Per Share .......      $1.0875      $1.0875     $1.0875       $1.0875      $1.0875      $1.0875    $1.0875     $1.0875
Market Price -- $ Per Share
 --High ...................       58.125           --          --            --           --           --      64.50       63.00
 --Low ....................       54.375           --          --            --           --           --      62.00       62.00
4.75% SERIES
Dividends Per Share .......      $1.1875      $1.1875     $1.1875       $1.1875      $1.1875      $1.1875    $1.1875     $1.1875
Market Price -- $ Per Share
 --High ...................        62.00        67.00       70.00        66.875        70.75        75.25      78.25          --
 --Low ....................       58.375        62.00       62.50        66.500        58.00       69.375      70.25          --
5% SERIES
Dividends Per Share .......      $  1.25      $  1.25     $  1.25       $  1.25      $  1.25      $  1.25    $  1.25     $  1.25
Market Price -- $ Per Share
 --High ...................           --           --          --            --           --        64.00         --      80.375
 --Low ....................           --           --          --            --           --        64.00         --      70.000


------------------

Dash indicates no reported sales during the quarter.

     The holders of the Company's preferred stock are entitled to receive, if, when and as declared by the Board, cash dividends at the annual rate specified for the preferred stock, and no more, cumulative and payable quarterly with respect to each calendar quarterly period, on each February 1, May 1, August 1 and November 1. An indenture relating to the proposed issuance of trust preferred securities by Atlantic Capital II may provide that dividends on the Company's capital stock may not be paid as long as any payments on the Company's Deferrable Interest Subordinated Debentures to be issued under such indenture have been deferred or the Company is in default under such indenture or its guarantee relating to such trust preferred securities. A similar provision appears in the indenture relating to trust preferred securities issued by Atlantic Capital I in October 1996.

     To date, the Company has timely made all quarterly dividend payments on the Company's preferred stock.

     The Board of Directors of the Company will consider the declaration of dividends on the Company's capital stock at its meeting on September 24, 1998. The Regular Quarterly Dividend for the Company's preferred stock, if, when and as declared, will be paid on November 2, 1998 to holders of record as of the close of business on October 2, 1998. A holder of record of Shares on October 2, 1998 who tenders Shares will be entitled to the Regular Quarterly Dividend, regardless of when such tender is made. Holders of Shares pursuant to the Offer will not be entitled to any dividends in respect of any later dividend periods.

               PURPOSE OF THE OFFER; CERTAIN EFFECTS OF THE OFFER

     Conectiv believes that the purchase of the Shares at this time will provide financial flexibility beneficial to the Company and, indirectly, Conectiv and its shareholders. In addition, the Offer gives Preferred Shareholders the opportunity to sell their Shares at a price which Conectiv believes to be a premium to the market price on the date of the announcement of the Offer and without the usual transaction costs associated with a sale.

     After the consummation of the Offer, Conectiv or the Company may purchase additional Shares on the open market, in privately negotiated transactions, through one or more tender offers or otherwise. Any such purchases may be on the same terms as, or on terms which are more or less favorable to holders of Shares than, the terms of the Offer. However, Rule 13e-4(f)(6) under the Exchange Act prohibits Conectiv and its affiliates (including the Company) from purchasing any Shares of a Series of Preferred, other than pursuant to the Offer, until at least ten business days after the Expiration Date with respect to such Series of Preferred. Any future purchases of Shares by Conectiv or the Company would depend on many factors, including the market price of the Shares, Conectiv's business and financial position, legal restrictions on Conectiv's ability to purchase Shares as well as general economic and market conditions.

     Preferred Shareholders are not under any obligation to tender Shares pursuant to the Offer. The Offer does not constitute notice of redemption of any Series of Preferred pursuant to the Company's Charter, nor does Conectiv or the Company intend to effect any such redemption by making the Offer. Further, the Offer does not constitute a waiver by the Company of any option it has to redeem Shares. The 4% Series, the 4.10% Series, the 4.35% Series, the 4.35% 2nd Series, the 4.75% Series and 5% Series are presently callable at $105.50 per Share, $101.00 per Share, $101.00 per Share, $101.00 per Share, $101.00 per Share and $101.00 per Share, respectively. The Shares of each Series of Preferred have no preemptive or conversion rights.

     Upon liquidation or dissolution of the Company, owners of the Shares would be entitled to receive an amount equal to the liquidation preference per Share ($100) (except that the amount payable in the event of a voluntary liquidation shall be equivalent to the then current redemption price per Share) plus all accrued and unpaid dividends (whether or not earned or declared) thereon to the date of payment, prior to the payment of any amounts to the holders of the Company's common stock.

     Shares validly tendered to the Depositary pursuant to the Offer and not withdrawn in accordance with the procedures set forth herein shall be held until the Expiration Date (or returned to the extent the Offer is terminated in accordance herewith). To the extent that the Proposed Amendment is approved and the Shares tendered are accepted for payment and paid for in accordance with the terms hereof, Conectiv intends to sell its Shares to the Company and, at that time, it is expected that the Company will retire and cancel the Shares. However, in the event the Proposed Amendment is not adopted at the Special Meeting, Conectiv may elect, but is not obligated to, waive such condition, subject to applicable law. In that case, subsequent to Conectiv's waiver and purchase of the Shares, the Company anticipates that, as promptly as practicable thereafter, it would either adjourn the Special Meeting or call another special meeting of its shareholders and solicit proxies therefrom for an amendment substantially similar to the Proposed Amendment. At that meeting, Conectiv would vote any Shares acquired by it pursuant to the Offer or otherwise (together with its shares of common stock) in favor of such amendment, thereby maximizing the prospects for the adoption of the amendment. In any case, Conectiv will sell its Shares to the Company on or prior to December 31, 2000. Until such sale, Conectiv may consent as a Preferred Shareholder to the issuance of unsecured indebtedness pursuant to Paragraph (7)(B)(c) of Article III of the Charter in excess of the limits set forth therein, which issuance requires the consent of the holders of only a majority of the total number of shares of the Cumulative Preferred Stock. Any purchase of Shares by Conectiv will reduce the number of Shares of each of the Series of Preferred that might otherwise trade publicly or become available for purchase and/or sale and likely will reduce the number of owners of Shares of each of the Series of Preferred, which could adversely affect the liquidity and sale value of the Shares not purchased in the Offer.

     Liquidity of Trading Market. To the extent that Shares of any Series of Preferred are tendered and accepted for payment in the Offer, the trading market for Shares of such Series of Preferred that remain outstanding may be significantly more limited, which might adversely affect the liquidity, market value and price volatility of such Shares. Equity securities with a smaller outstanding market value available for trading (the "float") may command a lower price than would comparable equity securities with a greater float. Therefore, the market price for Shares that are not tendered in the Offer may be affected adversely to the extent that the amount of Shares purchased pursuant to the Offer reduces the float. The reduced float may also make the trading price of the Shares that are not tendered and accepted for payment more volatile. Preferred Shareholders of the remaining Shares may attempt to obtain quotations for the Shares from their brokers; however, there can be no assurance that any trading market will exist for such Shares following consummation of the Offer. To the extent a market continues to exist for the Shares after the offer, the Shares may trade at a discount compared to present trading depending on the market for Shares with similar features, the performance of the Company, and other factors. There is no assurance that an active market in the Shares will exist following consummation of the Offer and no assurance as to the prices at which the Shares may then trade.

     The purchase of Shares of the Series of Preferred Stock pursuant to the Offer will reduce the number of holders of Shares of the Series of Preferred Stock and the number of such Shares that might otherwise trade publicly, and, depending upon the number of Shares so purchased, such reduction could adversely affect the liquidity and market value of the remaining Shares of the Series of Preferred Stock held by the public. The extent of the public market for the Shares of the Series of Preferred Stock and the availability of price quotations would, however, depend upon such factors as the number of shareholders remaining at such time, the interest in maintaining a market in the Shares of the Series of Preferred Stock on the part of securities firms and other factors. As of September 4, 1998, there were ______ registered holders of the 4% Series, ______ registered holders of the 4.10% Series, ________ registered holders of the 4.35% Series, ________ registered holders of the 4.35% 2nd Series, ________ registered holders of the 4.75% and ________ registered holders of the 5% Series.

     Other Potential Effects of the Proposed Amendment on Preferred Shareholders who do not Tender. If the Proposed Amendment becomes effective, Shares that are not tendered and purchased pursuant to the Offer will no longer be subject to the Debt Limitation Provision, which will have been deleted by the Proposed Amendment. As discussed above, the Debt Limitation Provision places restrictions on the Company's ability to issue securities representing unsecured indebtedness. Although the Company's debt instruments may contain certain restrictions on the Company's ability to issue or assume debt, any such restrictions may be waived and the increased flexibility afforded the Company by the deletion of the Debt Limitation Provision may permit the Company to take certain actions that may increase the credit risks with respect to the Company, adversely affecting the market price and credit rating of the remaining Shares, or otherwise be materially adverse to the interests of the remaining Preferred Shareholders. In addition, to the extent that the Company elects to fund its purchase of the Shares by issuing additional unsecured debt, the remaining Preferred Shareholders' relative position in the Company's capital structure could be perceived to decline, which in turn could adversely affect the market price and credit rating of the remaining Shares. See, however, "Proposed Amendment and Proxy Solicitation -- Reasons for the Proposed Amendment."

     Following the consummation of the Offer, the business and operations of the Company are currently expected to be continued substantially as they are currently being conducted. Except as disclosed in this Offer to Purchase and Proxy Statement, Conectiv and the Company currently have no plans or proposals that relate to or would result in: (a) the acquisition by any person or entity of additional securities of the Company or the disposition of securities of the Company, other than in the ordinary course of business; (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company; (c) a sale or transfer of a material amount of assets of the Company; (d) any change in the present Board or management of the Company;
(e) any material change in the present dividend rate or policy, or indebtedness or capitalization of the Company; (f) any other material change in the Company's corporate structure or business; (g) any change in the Company's Charter or by-laws or any actions that may impede the acquisition of control of the Company by any person; (h) a class of equity securities of the Company being delisted from a national securities exchange or no longer authorized to be quoted on the OTC; (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act; or
(j) the suspension of the Company's obligation to file reports pursuant to
Section 15(d) of the Exchange Act.

     However, in order to adapt to the increasingly competitive environment in which they operate, Conectiv and its operating affiliates, including the Company, will evaluate and consider a wide array of potential business strategies. These may include business combinations or acquisitions involving other utility or non-utility businesses or properties, internal restructurings or reorganizations involving Conectiv, its operating affiliates or some combination thereof or dispositions of currently owned properties or currently operated business units. Furthermore, Conectiv and its operating affiliates, including the Company, may engage in other new business ventures which arise from competitive and regulatory changes in the utility industry. Pursuit of any of the above strategies, or any combination thereof, may significantly affect the business operations and financial condition of Conectiv and its operating affiliates, including the Company.

     NEITHER CONECTIV, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKE ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ALL OR ANY SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary describes certain United States federal income tax considerations with respect to the sale of Shares pursuant to the Offer and the receipt of Special Cash Payments in connection with the approval and adoption of the Proposed Amendment. This summary is based on the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), administrative pronouncements, judicial decisions and existing and proposed Treasury Regulations, changes to any of which subsequent to the date of this Offer to Purchase and Proxy Statement may adversely affect the tax consequences described herein, possibly on a retroactive basis. This summary is addressed to Preferred Shareholders who hold Shares as capital assets within the meaning of Section 1221 of the Code. This summary does not discuss all of the tax consequences that may be relevant to a Preferred Shareholder in light of such Preferred Shareholder's particular circumstances or to Preferred Shareholders subject to special rules (including certain financial institutions, tax-exempt organizations, insurance companies, dealers in securities or currencies, Preferred Shareholders who acquired their Shares pursuant to the exercise of stock options or other compensation arrangements with the Company or Preferred Shareholders holding the Shares as part of a conversion transaction, as part of a hedge or hedging transaction, or as a position in a straddle for tax purposes). Preferred Shareholders should consult their tax advisors with regard to the application of the United States federal income tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

     As used herein, the term "United States Preferred Shareholder" means an owner of a Share that is (i) for United States federal income tax purposes a citizen or resident of the United States; (ii) a corporation or partnership created or organized in or under the laws of the United States or of any political subdivision thereof; (iii) an estate the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust. A "Non-United States Preferred Shareholder" is a Preferred Shareholder that is not a United States Preferred Shareholder.

     Tax Considerations for Tendering Preferred Shareholders

     United States Preferred Shareholders. A United States Preferred Shareholder will recognize gain or loss equal to the difference between the tax basis of such Preferred Shareholder's Shares and the amount of cash received in exchange therefor. A United States Preferred Shareholder's gain or loss will be capital gain or loss. Capital gains of individuals derived in respect of capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

     Non-United States Preferred Shareholders. Any capital gain realized upon the sale of Shares by a Non-United States Preferred Shareholder pursuant to the Offer generally will not be subject to United States federal income tax unless
(i) such gain is effectively connected with the conduct of a trade or business in the United States of the Non-United States Preferred Shareholder or (ii) in the case of a Non-United States Preferred Shareholder who is an individual, such individual is present in the United States for 183 days or more in the taxable year of such sale or exchange and certain other conditions are met. A Non-United States Preferred Shareholder described in clause (i) above will be taxed on the net capital gain derived from the sale at applicable graduated individual or corporate rates. Any such effectively connected income received by a foreign corporation may be subject to an additional "branch profits tax" at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty). Unless an applicable tax treaty provides otherwise, an individual Non-United States Preferred Shareholder described in clause (ii) above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States losses (notwithstanding the fact that the individual is not considered a resident of the United States).

     Tax Considerations for Non-Tendering Preferred Shareholders

     United States Preferred Shareholders. There is no direct authority concerning the federal income tax consequences of the receipt of Special Cash Payments. The Company will, for information reporting purposes, treat Special Cash Payments as ordinary non-dividend income to recipient United States Preferred Shareholders.

     Non-United States Preferred Shareholders. The Company will treat Special Cash Payments paid to a Non-United States Preferred Shareholder as subject to withholding of United States federal income tax at a 30% rate. However, Special Cash Payments that are effectively connected with the conduct of a trade or business by the Non-United States Preferred Shareholder within the United States are not subject to the withholding tax (provided such Non-United States Preferred Shareholder provides two originals of IRS Form 4224 stating that such Special Cash Payments are so effectively connected), but instead are subject to United States federal income tax on a net income basis at applicable graduated individual or corporate rates. Any such effectively connected Special Cash Payments received by a foreign corporation may be subject to an additional "branch profits tax" at a 30% rate (or such lower rate as may be specified by an applicable income tax treaty).

     A Non-United States Preferred Shareholder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

     Backup Withholding

     ANY UNITED STATES PREFERRED SHAREHOLDER WHO FAILS TO COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 THAT IS INCLUDED IN THE APPLICABLE LETTER OF TRANSMITTAL (OR, IN THE CASE OF A NON-UNITED STATES PREFERRED SHAREHOLDER, FORM W-8 OBTAINABLE FROM THE DEPOSITARY) MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX BACKUP WITHHOLDING OF 31% OF THE GROSS PROCEEDS PAYABLE TO SUCH PREFERRED SHAREHOLDER PURSUANT TO THE OFFER OR, ALTERNATIVELY, THE SPECIAL CASH PAYMENT. To prevent backup withholding, a United States Preferred Shareholder must provide the Depositary with the Preferred Shareholder's correct taxpayer identification number and certify that the Preferred Shareholder is not subject to backup withholding of federal income tax by completing the Substitute Form W-9 included in the applicable Letter of Transmittal. Certain Preferred Shareholders (including, among others, all corporations and certain foreign shareholders) are exempt from backup withholding. For a corporate United States Preferred Shareholder to quality for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a Non-United States Preferred Shareholder to quality as an exempt recipient, the Non-United States Preferred Shareholder must submit a Form W-8, Certificate of Foreign Status, signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A copy of Form W-8 may be obtained from the Depositary. Any amounts paid to Non-United States Preferred Shareholders that are subject to the 31% backup withholding, will not be subject to the 30% withholding tax discussed above under "Tax Considerations for Non-Tendering Preferred Shareholders -- Non-United States Preferred Shareholders."

     The amount of any backup withholding from a payment to a Preferred Shareholder will be allowed as a credit against such Preferred Shareholder's United States federal income tax liability and may entitle such Preferred Shareholder to a refund, provided that the required information is furnished to the IRS.


                           SOURCE AND AMOUNT OF FUNDS

     Assuming that Conectiv purchases all outstanding Shares pursuant to the Offer, the total amount required by Conectiv to purchase such Shares will be approximately $____ million, including fees and other expenses. Conectiv intends to fund the Offer through the use of its general funds (which, in the ordinary course, include ordinary dividends from the Company) and funds borrowed pursuant to Conectiv's credit facility.

     As described under "Certain Information Regarding Conectiv and the Company," a Registration Statement has been filed with the Commission with respect to the offering of trust preferred securities by Atlantic Capital II, the proceeds of which will be invested in the Junior Subordinated Deferrable Interest Debentures to be issued by the Company. The Company intends to finance the purchase of Shares from Conectiv with the proceeds from the sale of the trust preferred securities, which will be loaned by Atlantic Capital II to the Company. To the extent that the proceeds of the proposed sale of the trust preferred securities, if any, are not sufficient, the Company may issue commercial paper or other debt to finance the purchase of Shares from Conectiv.


                TRANSACTIONS AND AGREEMENTS CONCERNING THE SHARES

     Based upon Conectiv's and the Company's records and upon information provided to each of Conectiv and the Company by its directors and executive officers, neither Conectiv, the Company nor, to the knowledge of either, any of their subsidiaries, affiliates, directors or executive officers, or associates of the foregoing, has engaged in any transactions involving Shares during the 40 business days preceding the date hereof. Neither the Company nor, to the knowledge of either, any of its directors or executive officers or an associate of the foregoing, is a party to any contract, arrangement, understanding or relationship relating directly or indirectly to the Offer with any other person or entity with respect to any securities of the Company.

                        FEES AND EXPENSES PAID TO DEALERS

     Dealer Manager Fees. Morgan Stanley will act as Dealer Manager for Conectiv in connection with the Offer. Conectiv has agreed to pay the Dealer Manager a fee of an amount equal to $0.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer. The Dealer Manager will also be reimbursed by Conectiv for certain reasonable out-of-pocket expenses and will be indemnified against certain liabilities, including certain liabilities under the federal securities laws, in connection with the Offer. The Dealer Manager has rendered, is currently rendering and is expected to continue to render various investment banking and other advisory services to Conectiv, the Company and certain of its affiliates. The Dealer Manager has received, and will continue to receive, customary compensation from Conectiv, the Company and its affiliates for such services. Conectiv has retained The Bank of New York as Depositary and D.F. King & Co., Inc. as Information Agent in connection with the Offer. The Depositary and Information Agent will receive reasonable and customary compensation for their services and will also be reimbursed for reasonable out-of-pocket expenses, including attorney fees. Neither the Depositary nor the Information Agent has been retained to make solicitation or recommendations in connection with the Offer.

     Solicited Tender Fees. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer is an entity obtaining the tender, if the Letter of Transmittal and Proxy shall include its name and it is
(a) any broker or dealer in securities, including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company.

     No such solicitation fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. Beneficial owners should review Instruction 10 and complete the "Solicited Tenders" box in the accompanying Letter of Transmittal and Proxy to designate a Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

     Soliciting Dealers will include any of the organizations described in clauses (a), (b) and (c) above even when the activities of such organizations in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including the Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

     Stock Transfer Taxes. Conectiv will pay all stock transfer taxes, if any, payable on account of the acquisition of Shares by Conectiv pursuant to the Offer, except in certain circumstances where special payment or delivery procedures are utilized pursuant to Instruction 6 of the accompanying Letter of Transmittal and Proxy.


             CERTAIN INFORMATION REGARDING CONECTIV AND THE COMPANY

     The Company is an operating utility primarily engaged in the generation, transmission, distribution and sale of electric power to approximately 480,000 customers in the southern part of New Jersey. All of the common stock of the Company is owned by Conectiv, a registered holding company under the Holding Company Act. Conectiv also owns all of the outstanding common stock of Delmarva Power & Light Company which is an operating public utility company and other non-regulated energy-related businesses.

     Conectiv and the Company are subject to the informational requirements of the Exchange Act and in accordance therewith file reports and other information with the Commission. Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the Commission, including Conectiv and the Company. Reports, proxy materials and other information about Conectiv and the Company are also available at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. In connection with the Offer Conectiv has filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Commission that includes certain additional information relating to the Offer. Conectiv's Schedule 13E-4 will not be available at the Commission's regional offices.

     The Company and Atlantic Capital II have filed a registration statement (the "Registration Statement") with the Commission with respect to the proposed offering of up to $50,000,000 aggregate liquidation amount of trust preferred securities, guaranteed by the Company to the extent set forth in the Registration Statement. Following the commencement of the Offer, and subject to market and other conditions, the Company intends that Atlantic Capital II will effect a public offering of trust preferred securities. As set forth in "Source and Amount of Funds," the Company intends to finance the purchase of Shares from Conectiv with the proceeds from the sale of the trust preferred securities, which will be loaned by Atlantic Capital II to the Company. To the extent that the proceeds of the proposed sale of the trust preferred securities, if any, are not sufficient, the Company may issue commercial paper or other debt to finance the purchase of Shares from Conectiv.


                        SUMMARY OF FINANCIAL INFORMATION

     Set forth below is certain historical financial information of the Company. The historical financial information (other than the ratios of earnings to fixed charges) was derived from the audited financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and from the unaudited financial statements included in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 1998.

                         CONDENSED INCOME STATEMENT DATA

                                                  YEAR ENDED DECEMBER 31,     SIX MONTHS ENDED JUNE 30,
                                                  -----------------------     --------------------------
                                                     1997          1996         1998              1997
                                                  ----------     --------     ---------         --------
                                                          (THOUSANDS OF DOLLARS, EXCEPT RATIOS)
                                                                                      (UNAUDITED)
Operating Revenues .............................  $1,084,890     $989,647     $479,831          $485,896
Operating Income ...............................     190,052      165,120       28,204            92,389
Net Income .....................................      85,747       75,017       (1,424)           39,047
Dividends on Preferred Stock ...................       4,821        9,904        2,000             2,820
Net Income after Dividends on Preferred Stock...      80,926       65,113       (3,424)           36,227
Ratio of Earnings to Fixed Charges .............        2.83         2.58         2.00(1)           2.83(1)

------------------
(1) Ratio for the twelve months ended June 30.


                          CONDENSED BALANCE SHEET DATA

                                                              AT DECEMBER 31,                AT JUNE 30,
                                                        -------------------------     -------------------------
                                                           1997           1996           1998           1997
                                                        ----------     ----------     ----------     ----------
                                                                         (THOUSANDS OF DOLLARS)
                                                                                             (UNAUDITED)
ASSETS:
Net Utility Plant In Service ......................     $1,651,051     $1,636,689     $1,602,210     $1,645,904
Construction Work in Progress .....................         95,120        117,188        118,647        106,806
Cash and Cash Equivalents .........................          5,640          7,927         21,095         20,765
Other Current Assets ..............................        234,111        235,575        260,767        211,377
Other Assets ......................................        450,833        463,362        427,307        451,903
                                                        ----------     ----------     ----------     ----------
                                                         2,436,755      2,460,741      2,430,026      2,436,755
                                                        ==========     ==========     ==========     ==========
LIABILITIES:
Common Equity .....................................     $  783,033     $  778,425     $  738,513     $  783,033
Cumulative Preferred Stock (less amounts due within
 one year) ........................................        133,950        143,950        123,950        133,950
Long-Term Debt (less amounts due within one year) .        833,744        802,245        819,327        833,744
Current Liabilities ...............................        181,880        231,010        278,017        206,854
Other Liabilities .................................        504,148        505,111        470,219        479,174
                                                        ----------     ----------     ----------     ----------
                                                         2,436,755      2,460,741      2,430,026      2,436,755
                                                        ==========     ==========     ==========     ==========


         The financial statements of Conectiv and related information included in its Annual Report on Form 10-K for the year ended December 31, 1997, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 and its Current Reports on Form 8-K dated March 6, 1998, March 9, 1998, April 23, 1998 and August 3, 1998, each as filed with the Commission, are hereby incorporated by reference. The financial statements of the Company and related information included in its Annual Report on Form 10-K for the year ended December 31, 1997, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1998 and June 30, 1998 and its Current Reports on Form 8-K dated January 6, 1998, February 27, 1998, March 3, 1998 and March 5, 1998, each as filed with the Commission, are hereby incorporated by reference. All documents subsequently filed by Conectiv and the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Offer to Purchase and Proxy Statement and prior to the Expiration Date (or any extension thereof) shall be deemed to be incorporated by reference in this Offer to Purchase and Proxy Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Offer to Purchase and Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document which is deemed to be incorporated by reference herein modified or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Offer to Purchase and Proxy Statement.

         Conectiv and the Company each will provide without charge to each person to whom a copy of this Offer to Purchase and Proxy Statement has been delivered, on the written or oral request of any such person, a copy of any or all of its documents described above which have been incorporated by reference in this Offer to Purchase and Proxy Statement, other than exhibits to such documents. Such requests should be directed to Stephanie
M. Scola, Manager of Capital Markets, Conectiv, 800 King Street, P.O. Box 321, Wilmington, Delaware 19899, telephone: (302) 429-3931. The information relating to Conectiv and the Company contained in this Offer to Purchase and Proxy Statement does not purport to be comprehensive and should be read together with the information contained in the documents incorporated by reference.


                                  MISCELLANEOUS

         The Offer is not being made to, nor will Conectiv accept tenders from, owners of Shares in any jurisdiction in which the Offer or its acceptance would not be in compliance with the laws of such jurisdiction. Conectiv is not aware of any jurisdiction where the making of the Offer or the tender of Shares would not be in compliance with applicable law. If Conectiv becomes aware of any jurisdiction where the making of the Offer or the tender of Shares is not in compliance with any applicable law, Conectiv will make a good faith effort to comply with such law. If, after such good faith effort, Conectiv cannot comply with such law, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the owners of Shares residing in such jurisdiction. In any jurisdiction in which the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer will be deemed to be made on Conectiv's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.


                                              CONECTIV
                                              ATLANTIC CITY ELECTRIC COMPANY

                                                              Exhibit 99(a)(2)


                                                                            4%

                         LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                       SHARES OF 4% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303200
                                       OF
                         ATLANTIC CITY ELECTRIC COMPANY

                           ---------------------------

               TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                                    CONECTIV
                   DATED SEPTEMBER 8, 1998, FOR PURCHASE AT A
                        PURCHASE PRICE OF $____ PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

                   THE PROXY CONTAINED IN THIS DOCUMENT IS IN
                RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO
                 BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO
                  WHICH THE MEETING IS ADJOURNED OR POSTPONED.



                      TO: THE BANK OF NEW YORK, DEPOSITARY

           BY MAIL:                             BY HAND OR OVERNIGHT COURIER:

 Tender & Exchange Department                   Tender & Exchange Department
        P.O. Box 11248                               101 Barclay Street
     Church Street Station                       Receive and Deliver Window
New York, New York  10286-1248                    New York, New York  10286



                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))


     IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

         Facsimile copies of the Letter of Transmittal and Proxy will not be accepted. The Letter of Transmittal and Proxy and, if applicable, certificates for Shares should be sent or delivered by each tendering or voting Preferred Shareholder of the Company or his or her broker, dealer, bank or trust company to the Depositary at one of its addresses set forth below.

                                 THE DEPOSITARY:

                              THE BANK OF NEW YORK

           By Mail:                           By Hand or Overnight Courier:

 Tender & Exchange Department                 Tender & Exchange Department
        P.O. Box 11248                            101 Barclay Street
     Church Street Station                    Receive and Deliver Window
New York, New York  10286-1248                 New York, New York  10286


     Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of this Offer to Purchase and Proxy Statement, the Letter of Transmittal and Proxy or other tender offer or proxy materials may be directed to the Information Agent, and such copies will be furnished promptly at the Company's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                             THE INFORMATION AGENT:

                              D.F. KING & CO., INC.

                           77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll free)
                                       or
                             Banks and Brokers call
                                 (212) 269-5550


                               THE DEALER MANAGER:

                           MORGAN STANLEY DEAN WITTER

                           Liability Management Group
                            1585 Broadway, 2nd Floor
                            New York, New York 10036
                                 Call Toll Free:
                                 (800) 624-1808


                                    ATTENTION

                    SHAREHOLDERS WHO HAVE LOST CERTIFICATES:
                          Call ACE Stockholder Services
                  at (800) 365-6495 (toll free) for assistance

     PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

     HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 4, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 2, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

     NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

     NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

     THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

     PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR
ITEM 1.

     Indicate your vote by an (X). The Board of Directors recommends voting FOR
Item 1.

ITEM 1.

     HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

     To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

         {  }  FOR            {  }  AGAINST       {  }  ABSTAIN

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.    {  }

                            SIGNATURE(S) OF OWNER(S)

X _____________________________________________________________________________

X _____________________________________________________________________________

Dated: _________________________________________________________________ , 1998

Name(s): ______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                         DESCRIPTION OF SHARES TENDERED
          (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                           APPEARS ON CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

                                                                                                       NUMBER OF SHARES NOT
                                        TOTAL NUMBER OF SHARES                                          TENDERED BUT AS TO
                                            REPRESENTED BY                  NUMBER OF SHARES            WHICH PROXIES GIVEN
CERTIFICATE NUMBER(S)*                      CERTIFICATE(S)*                    TENDERED**                      ONLY













*    Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

     If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: _________________________________________________________________ , 1998

     IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 4, 1998, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
               PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON SEPTEMBER 4, 1998

                                IRREVOCABLE PROXY
                          with respect to shares of the
                      4% Series Cumulative Preferred Stock
                                       of
                         ATLANTIC CITY ELECTRIC COMPANY
                   the undersigned hereby irrevocably appoints


                  --------------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 4, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

--------------------------------------------------------------------------------
                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                               OF SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL:
--------------------------------------------------------------------------------

----------------------------------          ------------------------------------
  Signature of Record Holder or                 Signature of Record Holder of
      Authorized Signatory                           Authorized Signatory

----------------------------------          ------------------------------------
       Type or Print Name                             Type or Print Name

Date:  _____________________, 1998          Date:  _______________________, 1998

Tax Identification or Social Security No(s).  __________________________________

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Capacity:_______________________________________________________________________
                                  (FULL TITLE)

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Tel. No.__________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Title:__________________________________________________________________________

Dated:____________________________________________________________________, 1998


         DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

         This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

         Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

{  }    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    { } A vote FOR the Proposed Amendment will be cast at the Special Meeting.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:
{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of tendering institution_______________________________________________

    Account No. at DTC__________________________________________________________

    Transaction Code No.________________________________________________________

{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering shareholder(s)

    Date of execution of Notice of Guaranteed Delivery and Proxy

    Name of institution that guaranteed delivery

    If delivery is by book-entry transfer:

    Name of tendering institution

    Account No. at DTC

    Transaction Code No.

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    {  } A valid vote FOR the Proposed Amendment will be cast at the Special
         Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

         The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

         The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

         The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the abovesigned.

Issue { } Check and/or { } Certificate(s) to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).

Mail { } Check and/or { } Certificate(s) to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                              LOST CERTIFICATES BOX

    {  } CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
         AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

         Number of Shares represented by lost, destroyed or stolen certificates:

         ________________________


COMPLETE ONLY IF APPLICABLE:

                          SOLICITED TENDERS AND PROXIES
                              (SEE INSTRUCTION 10)

         As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

         The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:___________________________________________________________________
                                      (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:________________________________________________________

Telephone Number of Broker
or Financial Consultant:________________________________________________________

Identification Number (if known):_______________________________________________

Address:________________________________________________________________________
                                (INCLUDE ZIP CODE)

COMPLETE ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED:

NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES TENDERED
                      (ATTACH ADDITIONAL LIST IF NECESSARY)


_____________________________________         __________________________________

_____________________________________         __________________________________

_____________________________________         __________________________________




         The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

         THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

         PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE:______________________________________________________________________
                              SIGNATURE OF OWNER(S)

          ______________________________________________________________________
                              SIGNATURE OF OWNER(S)

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer --Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

         THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of

Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 2, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

         4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written one the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

         If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

         If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

         8. SUBSTITUTE FORM W-9 and FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a Untied States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

         9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

         Soliciting Dealers will include any organizations described in clauses
(a), (b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

         11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete and Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

         IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

SUBSTITUTE      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT     _______________________________
 FORM W-9       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         SOCIAL SECURITY NUMBER

                                                                                 OR
                                                                    _______________________________
                                                                     EMPLOYER IDENTIFICATION TIN

                NAME (PLEASE PRINT)____________________________               PART 2 --
                ADDRESS________________________________________           AWAITING TIN {  }
                CITY_______________________STATE_______________
                ZIP CODE_______________________________________

DEPARTMENT OF THE TREASURY        PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE

                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR A
                                  TIN HAS NOT BEEN ISSUED TO ME BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TIN OR INTEND TO DO SO IN THE NEAR FUTURE), (2) I AM NOT SUBJECT TO BACKUP
                                  WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                  (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                  ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                  BACKUP WITHHOLDING AND (3) ALL OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE,
                                  CORRECT AND COMPLETE.

                                  SIGNATURE____________________________________________________________________________
                                  DATE _____________________________, 1998

                                  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                  CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                  DIVIDENDS ON YOUR TAX RETURN.

PAYER'S REQUEST FOR               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
TAXPAYER IDENTIFICATION           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR PROXY
NUMBER ("TIN") AND                SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
CERTIFICATION                     TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                                  SUBSTITUTE FORM W-9.

                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:
                                  I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT
                                  BEEN ISSUED TO ME AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR
                                  SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO DO SO IN THE NEAR FUTURE. I
                                  UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF
                                  PAYMENT, 31% OF ALL PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                  SIGNATURE ____________________________________ DATE________________________, 1998


                         THE INFORMATION AGENT:

                         D.F. KING & CO., INC.
                         77 Water Street, 20th Floor
                         New York, New York  10005
                         (800) 431-9629 (toll free)

                         or

                         Banks and Brokers call
                         (212) 269-5550

                                                                           4.10%


                         LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                     SHARES OF 4.10% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303770
                                       OF
                         ATLANTIC CITY ELECTRIC COMPANY
                           ---------------------------
               TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                                    CONECTIV
                   DATED SEPTEMBER 8, 1998, FOR PURCHASE AT A
                        PURCHASE PRICE OF $____ PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

                   THE PROXY CONTAINED IN THIS DOCUMENT IS IN
                RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO
                 BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO
                  WHICH THE MEETING IS ADJOURNED OR POSTPONED.



                      TO: THE BANK OF NEW YORK, DEPOSITARY

           BY MAIL:                               BY HAND OR OVERNIGHT COURIER:

 Tender & Exchange Department                     Tender & Exchange Department
        P.O. Box 11248                                 101 Barclay Street
     Church Street Station                         Receive and Deliver Window
New York, New York  10286-1248                      New York, New York  10286



                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))


         IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

         PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

         HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 4, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 2, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

         NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

         NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

         THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

         PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR
ITEM 1.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR Item 1.

ITEM 1.

         HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

         To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

         {  }  FOR    {  }  AGAINST   {  }  ABSTAIN

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.    {  }

                            SIGNATURE(S) OF OWNER(S)

X_______________________________________________________________________________

X_______________________________________________________________________________

Dated:____________________________________________________________________, 1998

Name(s):________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:____________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                         DESCRIPTION OF SHARES TENDERED
           (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                           APPEARS ON CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)


                                                                                                       NUMBER OF SHARES NOT
                                        TOTAL NUMBER OF SHARES                                          TENDERED BUT AS TO
                                            REPRESENTED BY                  NUMBER OF SHARES            WHICH PROXIES GIVEN
CERTIFICATE NUMBER(S)*                      CERTIFICATE(S)*                    TENDERED**                      ONLY








 *    Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

         If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Name of Firm:___________________________________________________________________

Address of Firm:________________________________________________________________

Area Code and Telephone No.:____________________________________________________

Dated:____________________________________________________________________, 1998

     IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 4, 1998, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
               PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON SEPTEMBER 4, 1998

                                IRREVOCABLE PROXY
                          with respect to shares of the
                     4.10% Series Cumulative Preferred Stock
                                       of
                         ATLANTIC CITY ELECTRIC COMPANY
                   the undersigned hereby irrevocably appoints

                  --------------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 4, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

--------------------------------------------------------------------------------
                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                               OF SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL:
--------------------------------------------------------------------------------

----------------------------------          ------------------------------------
  Signature of Record Holder or                 Signature of Record Holder of
      Authorized Signatory                           Authorized Signatory

----------------------------------          ------------------------------------
       Type or Print Name                             Type or Print Name

Date:  _____________________, 1998          Date:  _______________________, 1998

Tax Identification or Social Security No(s).  __________________________________

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Capacity:_______________________________________________________________________
                                  (FULL TITLE)

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Tel. No.__________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Title:__________________________________________________________________________

Dated:____________________________________________________________________, 1998


         DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

         This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

         Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

{  }    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    { } A vote FOR the Proposed Amendment will be cast at the Special Meeting.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:
{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of tendering institution_______________________________________________

    Account No. at DTC__________________________________________________________

    Transaction Code No.________________________________________________________

{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering shareholder(s)

    Date of execution of Notice of Guaranteed Delivery and Proxy

    Name of institution that guaranteed delivery

    If delivery is by book-entry transfer:

    Name of tendering institution

    Account No. at DTC

    Transaction Code No.

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    { } A valid vote FOR the Proposed Amendment will be cast at the Special
        Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

         The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

         The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

         The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                        SPECIAL PAYMENT INSTRUCTIONS (SEE
                           INSTRUCTIONS 1, 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the abovesigned.

Issue { } Check and/or { } Certificate(s) to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).

Mail { } Check and/or { } Certificate(s) to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                              LOST CERTIFICATES BOX

    {  } CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
         AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN.
         (SEE INSTRUCTION 12.)

         Number of Shares represented by lost, destroyed or stolen certificates:

         ________________________

COMPLETE ONLY IF APPLICABLE:

                          SOLICITED TENDERS AND PROXIES
                              (SEE INSTRUCTION 10)

         As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

         The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:___________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:________________________________________________________

Telephone Number of Broker
or Financial Consultant:________________________________________________________

Identification Number (if known):_______________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED:

NAME OF BENEFICIAL OWNER                    NUMBER OF SHARES TENDERED
                      (ATTACH ADDITIONAL LIST IF NECESSARY)

_______________________________________     ____________________________________

_______________________________________     ____________________________________

_______________________________________     ____________________________________


         The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

         THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.10% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

     PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE:______________________________________________________________________
                              SIGNATURE OF OWNER(S)

          ______________________________________________________________________
                              SIGNATURE OF OWNER(S)

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

         THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of

Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 2, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

         4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written one the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

         If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

         If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

         8. SUBSTITUTE FORM W-9 and FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a Untied States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

         9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

         Soliciting Dealers will include any organizations described in clauses
(a), (b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

         11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete and Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

         IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                                  PAYER'S NAME

SUBSTITUTE      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT     _______________________________
 FORM W-9       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         SOCIAL SECURITY NUMBER

                                                                                 OR
                                                                    _______________________________
                                                                     EMPLOYER IDENTIFICATION TIN

                NAME (PLEASE PRINT)____________________________               PART 2 --
                ADDRESS________________________________________           AWAITING TIN {  }
                CITY_______________________STATE_______________
                ZIP CODE_______________________________________

DEPARTMENT OF THE TREASURY        PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE

                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR A
                                  TIN HAS NOT BEEN ISSUED TO ME BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TIN OR INTEND TO DO SO IN THE NEAR FUTURE), (2) I AM NOT SUBJECT TO BACKUP
                                  WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                  (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                  ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                  BACKUP WITHHOLDING AND (3) ALL OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE,
                                  CORRECT AND COMPLETE.

                                  SIGNATURE____________________________________________________________________________
                                  DATE _____________________________, 1998

                                  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                  CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                  DIVIDENDS ON YOUR TAX RETURN.

PAYER'S REQUEST FOR               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
TAXPAYER IDENTIFICATION           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR PROXY
NUMBER ("TIN") AND                SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
CERTIFICATION                     TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                                  SUBSTITUTE FORM W-9.

                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:
                                  I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT
                                  BEEN ISSUED TO ME AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR
                                  SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO DO SO IN THE NEAR FUTURE. I
                                  UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF
                                  PAYMENT, 31% OF ALL PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                  SIGNATURE ____________________________________ DATE________________________, 1998


                         THE INFORMATION AGENT:

                         D.F. KING & CO., INC.
                         77 Water Street, 20th Floor
                         New York, New York  10005
                         (800) 431-9629 (toll free)

                         or

                         Banks and Brokers call
                         (212) 269-5550

                                                                           4.35%


                         LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                     SHARES OF 4.35% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303762
                                       OF
                         ATLANTIC CITY ELECTRIC COMPANY
                           ---------------------------
               TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                                    CONECTIV
                   DATED SEPTEMBER 8, 1998, FOR PURCHASE AT A
                        PURCHASE PRICE OF $____ PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

                   THE PROXY CONTAINED IN THIS DOCUMENT IS IN
                RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO
                 BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO
                  WHICH THE MEETING IS ADJOURNED OR POSTPONED.



                      TO: THE BANK OF NEW YORK, DEPOSITARY

           BY MAIL:                               BY HAND OR OVERNIGHT COURIER:

 Tender & Exchange Department                     Tender & Exchange Department
        P.O. Box 11248                                 101 Barclay Street
     Church Street Station                         Receive and Deliver Window
New York, New York  10286-1248                      New York, New York  10286



                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))


         IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

         PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

         HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 4, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 2, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

         NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

         NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

         THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

         PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR
ITEM 1.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR Item 1.

ITEM 1.

         HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

         To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

         {  }  FOR    {  }  AGAINST   {  }  ABSTAIN

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.    {  }

                            SIGNATURE(S) OF OWNER(S)

X_______________________________________________________________________________

X_______________________________________________________________________________

Dated:____________________________________________________________________, 1998

Name(s):________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title):__________________________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.:____________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                         DESCRIPTION OF SHARES TENDERED
           (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                           APPEARS ON CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)


                                                                                                       NUMBER OF SHARES NOT
                                        TOTAL NUMBER OF SHARES                                          TENDERED BUT AS TO
                                            REPRESENTED BY                  NUMBER OF SHARES            WHICH PROXIES GIVEN
CERTIFICATE NUMBER(S)*                      CERTIFICATE(S)*                    TENDERED**                      ONLY








 *    Need not be completed by shareholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

         If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________

Name of Firm:___________________________________________________________________

Address of Firm:________________________________________________________________

Area Code and Telephone No.:____________________________________________________

Dated:____________________________________________________________________, 1998

     IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 4, 1998, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
               PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON SEPTEMBER 4, 1998

                                IRREVOCABLE PROXY
                          with respect to shares of the
                     4.35% Series Cumulative Preferred Stock
                                       of
                         ATLANTIC CITY ELECTRIC COMPANY
                   the undersigned hereby irrevocably appoints

                  --------------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 4, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

--------------------------------------------------------------------------------
                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                               OF SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL:
--------------------------------------------------------------------------------

----------------------------------          ------------------------------------
  Signature of Record Holder or                 Signature of Record Holder of
      Authorized Signatory                           Authorized Signatory

----------------------------------          ------------------------------------
       Type or Print Name                             Type or Print Name

Date:  _____________________, 1998          Date:  _______________________, 1998

Tax Identification or Social Security No(s).  __________________________________

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name:___________________________________________________________________________
                                 (PLEASE PRINT)

Capacity:_______________________________________________________________________
                                  (FULL TITLE)

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Tel. No.__________________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Title:__________________________________________________________________________

Dated:____________________________________________________________________, 1998


         DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

         This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

         Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

{  }    CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    { } A vote FOR the Proposed Amendment will be cast at the Special Meeting.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:
{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of tendering institution_______________________________________________

    Account No. at DTC__________________________________________________________

    Transaction Code No.________________________________________________________

{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering shareholder(s)

    Date of execution of Notice of Guaranteed Delivery and Proxy

    Name of institution that guaranteed delivery

    If delivery is by book-entry transfer:

    Name of tendering institution

    Account No. at DTC

    Transaction Code No.

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    {  } A valid vote FOR the Proposed Amendment will be cast at the Special
         Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

         The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

         The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

         The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                        SPECIAL PAYMENT INSTRUCTIONS (SEE
                           INSTRUCTIONS 1, 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the abovesigned.

Issue { } Check and/or { } Certificate(s) to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).

Mail { } Check and/or { } Certificate(s) to:

Name____________________________________________________________________________
                                 (PLEASE PRINT)

Address_________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                              LOST CERTIFICATES BOX

    {  } CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
         AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 12.)

         Number of Shares represented by lost, destroyed or stolen certificates:

         _____________________

COMPLETE ONLY IF APPLICABLE:

                          SOLICITED TENDERS AND PROXIES
                              (SEE INSTRUCTION 10)

         As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

         The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm:___________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:________________________________________________________

Telephone Number of Broker
or Financial Consultant:________________________________________________________

Identification Number (if known):_______________________________________________

Address:________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED:

NAME OF BENEFICIAL OWNER                    NUMBER OF SHARES TENDERED
                      (ATTACH ADDITIONAL LIST IF NECESSARY)


_______________________________________     ____________________________________

_______________________________________     ____________________________________

_______________________________________     ____________________________________



         The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

         THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.35% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

     PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE:______________________________________________________________________
                              SIGNATURE OF OWNER(S)

          ______________________________________________________________________
                              SIGNATURE OF OWNER(S)

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer --Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

         THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of

Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 2, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

         4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written one the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

         If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

         If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

         8. SUBSTITUTE FORM W-9 and FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a Untied States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

         9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

         Soliciting Dealers will include any organizations described in clauses
(a), (b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

         11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete and Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

         IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                                  PAYER'S NAME

SUBSTITUTE      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT     _______________________________
 FORM W-9       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         SOCIAL SECURITY NUMBER

                                                                                 OR
                                                                    _______________________________
                                                                     EMPLOYER IDENTIFICATION TIN

                NAME (PLEASE PRINT)____________________________               PART 2 --
                ADDRESS________________________________________           AWAITING TIN {  }
                CITY_______________________STATE_______________
                ZIP CODE_______________________________________

DEPARTMENT OF THE TREASURY        PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE

                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR A
                                  TIN HAS NOT BEEN ISSUED TO ME BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TIN OR INTEND TO DO SO IN THE NEAR FUTURE), (2) I AM NOT SUBJECT TO BACKUP
                                  WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                  (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                  ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                  BACKUP WITHHOLDING AND (3) ALL OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE,
                                  CORRECT AND COMPLETE.

                                  SIGNATURE____________________________________________________________________________
                                  DATE _____________________________, 1998

                                  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                  CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                  DIVIDENDS ON YOUR TAX RETURN.

PAYER'S REQUEST FOR               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
TAXPAYER IDENTIFICATION           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR PROXY
NUMBER ("TIN") AND                SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
CERTIFICATION                     TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                                  SUBSTITUTE FORM W-9.

                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:
                                  I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT
                                  BEEN ISSUED TO ME AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR
                                  SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO DO SO IN THE NEAR FUTURE. I
                                  UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF
                                  PAYMENT, 31% OF ALL PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                  SIGNATURE ____________________________________ DATE________________________, 1998


                         THE INFORMATION AGENT:

                         D.F. KING & CO., INC.
                         77 Water Street, 20th Floor
                         New York, New York  10005
                         (800) 431-9629 (toll free)

                         or

                         Banks and Brokers call
                         (212) 269-5550

                                                              4.35% 2nd Series

                         LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                   SHARES OF 4.35% 2ND SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303507
                                       OF
                         ATLANTIC CITY ELECTRIC COMPANY
                           ---------------------------


               TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                                    CONECTIV
                   DATED SEPTEMBER 8, 1998, FOR PURCHASE AT A
                        PURCHASE PRICE OF $____ PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

                   THE PROXY CONTAINED IN THIS DOCUMENT IS IN
                RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO
                 BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO
                  WHICH THE MEETING IS ADJOURNED OR POSTPONED.



                      TO: THE BANK OF NEW YORK, DEPOSITARY

           BY MAIL:                            BY HAND OR OVERNIGHT COURIER:

 Tender & Exchange Department                  Tender & Exchange Department
        P.O. Box 11248                              101 Barclay Street
     Church Street Station                      Receive and Deliver Window
New York, New York  10286-1248                   New York, New York  10286



                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))


         IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

         PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

         HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 4, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 2, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

         NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

         NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

         THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

         PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR
ITEM 1.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR Item 1.

ITEM 1.

         HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

         To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

         {  }  FOR    {  }  AGAINST   {  }  ABSTAIN

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.    {  }


                            SIGNATURE(S) OF OWNER(S)

X _____________________________________________________________________________

X _____________________________________________________________________________

Dated: _________________________________________________________________ , 1998

Name(s): ______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                         DESCRIPTION OF SHARES TENDERED
           (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                           APPEARS ON CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)


                                                                                                       NUMBER OF SHARES NOT
                                        TOTAL NUMBER OF SHARES                                          TENDERED BUT AS TO
                                            REPRESENTED BY                  NUMBER OF SHARES            WHICH PROXIES GIVEN
CERTIFICATE NUMBER(S)*                      CERTIFICATE(S)*                    TENDERED**                      ONLY












 *   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

         If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)


Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: _________________________________________________________________ , 1998

     IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 4, 1998, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
               PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON SEPTEMBER 4, 1998

                                IRREVOCABLE PROXY
                          with respect to shares of the
                   4.35% 2nd Series Cumulative Preferred Stock
                                       of
                         ATLANTIC CITY ELECTRIC COMPANY
                   the undersigned hereby irrevocably appoints


                  --------------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 4, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

--------------------------------------------------------------------------------
                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                               OF SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL:
--------------------------------------------------------------------------------

----------------------------------          ------------------------------------
  Signature of Record Holder or                 Signature of Record Holder of
      Authorized Signatory                           Authorized Signatory

----------------------------------          ------------------------------------
       Type or Print Name                             Type or Print Name

Date:  _____________________, 1998          Date:  _______________________, 1998

Tax Identification or Social Security No(s).  __________________________________

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name: ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity: ____________________________________________________________________
                                  (FULL TITLE)

Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Tel. No. _______________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: ________________________________________________________________

Authorized Signature: ________________________________________________________

Title: _______________________________________________________________________

Dated: ________________________________________________________________ , 1998


         DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

         This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

         Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

{  }     CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    { } A vote FOR the Proposed Amendment will be cast at the Special Meeting.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:
{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of tendering institution ____________________________________________

    Account No. at DTC _______________________________________________________

    Transaction Code No. _____________________________________________________

{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering shareholder(s)

    Date of execution of Notice of Guaranteed Delivery and Proxy

    Name of institution that guaranteed delivery

    If delivery is by book-entry transfer:

    Name of tendering institution

    Account No. at DTC

    Transaction Code No.

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    {  } A valid vote FOR the Proposed Amendment will be cast at the Special
         Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

         The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

         The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

         The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the abovesigned.

Issue { } Check and/or { } Certificate(s) to:

Name _________________________________________________________________________
                                 (PLEASE PRINT)

Address ______________________________________________________________________

______________________________________________________________________________
                               (INCLUDE ZIP CODE)


______________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)


                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).

Mail { } Check and/or { } Certificate(s) to:

Name _________________________________________________________________________
                                 (PLEASE PRINT)

Address ______________________________________________________________________

______________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                              LOST CERTIFICATES BOX

    {  } CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
         AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN.
         (SEE INSTRUCTION 12.)

           Number of Shares represented by lost, destroyed or stolen certificates:


          -----------------

COMPLETE ONLY IF APPLICABLE:

                          SOLICITED TENDERS AND PROXIES
                              (SEE INSTRUCTION 10)

         As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

         The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: ________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant:  ____________________________________________________

Telephone Number of Broker
or Financial Consultant:  ____________________________________________________

Identification Number (if known):  ___________________________________________

Address:  ____________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED:

NAME OF BENEFICIAL OWNER                                              NUMBER OF SHARES TENDERED
                                             (ATTACH ADDITIONAL LIST IF NECESSARY)

------------------------------------------------------------         ----------------------------------------------------------


------------------------------------------------------------         ----------------------------------------------------------


------------------------------------------------------------         ----------------------------------------------------------



         The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

         THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.35% 2ND SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

         PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE:  __________________________________________________________________
                              SIGNATURE OF OWNER(S)

            __________________________________________________________________
                              SIGNATURE OF OWNER(S)

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

         THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of

Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 2, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

         4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written one the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

         If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

         If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

         8. SUBSTITUTE FORM W-9 and FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a Untied States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

         9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

         Soliciting Dealers will include any organizations described in clauses
(a), (b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

         11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete and Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

         IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                                 PAYER'S NAME

SUBSTITUTE      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT     _______________________________
 FORM W-9       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         SOCIAL SECURITY NUMBER

                                                                                 OR
                                                                    _______________________________
                                                                     EMPLOYER IDENTIFICATION TIN

                NAME (PLEASE PRINT)____________________________               PART 2 --
                ADDRESS________________________________________           AWAITING TIN {  }
                CITY_______________________STATE_______________
                ZIP CODE_______________________________________

DEPARTMENT OF THE TREASURY        PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE

                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR A
                                  TIN HAS NOT BEEN ISSUED TO ME BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TIN OR INTEND TO DO SO IN THE NEAR FUTURE), (2) I AM NOT SUBJECT TO BACKUP
                                  WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                  (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                  ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                  BACKUP WITHHOLDING AND (3) ALL OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE,
                                  CORRECT AND COMPLETE.

                                  SIGNATURE____________________________________________________________________________
                                  DATE _____________________________, 1998

                                  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                  CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                  DIVIDENDS ON YOUR TAX RETURN.

PAYER'S REQUEST FOR               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
TAXPAYER IDENTIFICATION           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR PROXY
NUMBER ("TIN") AND                SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
CERTIFICATION                     TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                                  SUBSTITUTE FORM W-9.

                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:
                                  I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT
                                  BEEN ISSUED TO ME AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR
                                  SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO DO SO IN THE NEAR FUTURE. I
                                  UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF
                                  PAYMENT, 31% OF ALL PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                  SIGNATURE ____________________________________ DATE________________________, 1998


                         THE INFORMATION AGENT:

                         D.F. KING & CO., INC.
                         77 Water Street, 20th Floor
                         New York, New York  10005
                         (800) 431-9629 (toll free)

                         or

                         Banks and Brokers call
                         (212) 269-5550

                                                                         4.75%

                         LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                     SHARES OF 4.75% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303309
                                       OF
                         ATLANTIC CITY ELECTRIC COMPANY

                           ---------------------------

               TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                                    CONECTIV
                   DATED SEPTEMBER 8, 1998, FOR PURCHASE AT A
                        PURCHASE PRICE OF $____ PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

                   THE PROXY CONTAINED IN THIS DOCUMENT IS IN
                RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO
                 BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO
                  WHICH THE MEETING IS ADJOURNED OR POSTPONED.



                      TO: THE BANK OF NEW YORK, DEPOSITARY

           BY MAIL:                             BY HAND OR OVERNIGHT COURIER:

 Tender & Exchange Department                   Tender & Exchange Department
        P.O. Box 11248                               101 Barclay Street
     Church Street Station                       Receive and Deliver Window
New York, New York  10286-1248                    New York, New York  10286



                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))


         IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

         PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

         HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 4, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 2, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

         NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

         NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

         THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

         PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR
ITEM 1.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR Item 1.

ITEM 1.

         HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

         To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

         {  }  FOR    {  }  AGAINST   {  }  ABSTAIN

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.    {  }

                            SIGNATURE(S) OF OWNER(S)

X _____________________________________________________________________________

X _____________________________________________________________________________

Dated: _________________________________________________________________ , 1998

Name(s): ______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                         DESCRIPTION OF SHARES TENDERED
           (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                           APPEARS ON CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)


                                                                                                       NUMBER OF SHARES NOT
                                        TOTAL NUMBER OF SHARES                                          TENDERED BUT AS TO
                                            REPRESENTED BY                  NUMBER OF SHARES            WHICH PROXIES GIVEN
CERTIFICATE NUMBER(S)*                      CERTIFICATE(S)*                    TENDERED**                      ONLY









 *   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

         If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:


                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: _________________________________________________________________ , 1998

     IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 4, 1998, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
               PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON SEPTEMBER 4, 1998

                                IRREVOCABLE PROXY
                          with respect to shares of the
                     4.75% Series Cumulative Preferred Stock
                                       of
                         ATLANTIC CITY ELECTRIC COMPANY
                   the undersigned hereby irrevocably appoints


                  --------------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 4, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.


--------------------------------------------------------------------------------
                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                               OF SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL:
--------------------------------------------------------------------------------

----------------------------------          ------------------------------------
  Signature of Record Holder or                 Signature of Record Holder of
      Authorized Signatory                           Authorized Signatory

----------------------------------          ------------------------------------
       Type or Print Name                             Type or Print Name

Date:  _____________________, 1998          Date:  _______________________, 1998

Tax Identification or Social Security No(s).  __________________________________

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name: ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity: ____________________________________________________________________
                                  (FULL TITLE)

Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Tel. No. _______________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: ________________________________________________________________

Authorized Signature: ________________________________________________________

Title: _______________________________________________________________________

Dated: ________________________________________________________________ , 1998


         DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

         This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

         Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

{  }     CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    { } A vote FOR the Proposed Amendment will be cast at the Special Meeting.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:
{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of tendering institution ____________________________________________

    Account No. at DTC _______________________________________________________

    Transaction Code No. _____________________________________________________

{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering shareholder(s)

    Date of execution of Notice of Guaranteed Delivery and Proxy

    Name of institution that guaranteed delivery

    If delivery is by book-entry transfer:

    Name of tendering institution

    Account No. at DTC

    Transaction Code No.

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    {  } A valid vote FOR the Proposed Amendment will be cast at the Special
         Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

         The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

         The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

         The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the abovesigned.

Issue { } Check and/or { } Certificate(s) to:

Name _________________________________________________________________________
                                 (PLEASE PRINT)

Address ______________________________________________________________________

______________________________________________________________________________
                               (INCLUDE ZIP CODE)


______________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).

Mail { } Check and/or { } Certificate(s) to:

Name _________________________________________________________________________
                                 (PLEASE PRINT)

Address ______________________________________________________________________

______________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                              LOST CERTIFICATES BOX

    {  } CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
         AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN.
         (SEE INSTRUCTION 12.)

           Number of Shares represented by lost, destroyed or stolen certificates:


           -----------------

COMPLETE ONLY IF APPLICABLE:

                          SOLICITED TENDERS AND PROXIES
                              (SEE INSTRUCTION 10)

         As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

         The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: ________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _____________________________________________________

Telephone Number of Broker
or Financial Consultant: _____________________________________________________

Identification Number (if known): ____________________________________________

Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED:

NAME OF BENEFICIAL OWNER                                              NUMBER OF SHARES TENDERED
                                               (ATTACH ADDITIONAL LIST IF NECESSARY)

------------------------------------------------------------         ----------------------------------------------------------


------------------------------------------------------------         ----------------------------------------------------------


------------------------------------------------------------         ----------------------------------------------------------


         The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

         THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 4.75% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

         PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE: ___________________________________________________________________
                              SIGNATURE OF OWNER(S)

           ___________________________________________________________________
                              SIGNATURE OF OWNER(S)

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer --Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

         THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of

Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 2, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

         4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written one the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

         If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

         If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

         8. SUBSTITUTE FORM W-9 and FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a Untied States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

         9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

         Soliciting Dealers will include any organizations described in clauses
(a), (b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

         11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete and Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

         IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


                                 PAYER'S NAME

SUBSTITUTE      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT     _______________________________
 FORM W-9       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         SOCIAL SECURITY NUMBER

                                                                                 OR
                                                                    _______________________________
                                                                     EMPLOYER IDENTIFICATION TIN

                NAME (PLEASE PRINT)____________________________               PART 2 --
                ADDRESS________________________________________           AWAITING TIN {  }
                CITY_______________________STATE_______________
                ZIP CODE_______________________________________

DEPARTMENT OF THE TREASURY        PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE

                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR A
                                  TIN HAS NOT BEEN ISSUED TO ME BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TIN OR INTEND TO DO SO IN THE NEAR FUTURE), (2) I AM NOT SUBJECT TO BACKUP
                                  WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                  (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                  ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                  BACKUP WITHHOLDING AND (3) ALL OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE,
                                  CORRECT AND COMPLETE.

                                  SIGNATURE____________________________________________________________________________
                                  DATE _____________________________, 1998

                                  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                  CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                  DIVIDENDS ON YOUR TAX RETURN.

PAYER'S REQUEST FOR               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
TAXPAYER IDENTIFICATION           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR PROXY
NUMBER ("TIN") AND                SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
CERTIFICATION                     TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                                  SUBSTITUTE FORM W-9.

                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:
                                  I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT
                                  BEEN ISSUED TO ME AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR
                                  SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO DO SO IN THE NEAR FUTURE. I
                                  UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF
                                  PAYMENT, 31% OF ALL PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                  SIGNATURE ____________________________________ DATE________________________, 1998


                         THE INFORMATION AGENT:

                         D.F. KING & CO., INC.
                         77 Water Street, 20th Floor
                         New York, New York  10005
                         (800) 431-9629 (toll free)

                         or

                         Banks and Brokers call
                         (212) 269-5550

                                                                            5%

                         LETTER OF TRANSMITTAL AND PROXY
                                  TO ACCOMPANY
                       SHARES OF 5% SERIES PREFERRED STOCK
                             CUSIP NUMBER 048303788
                                       OF
                         ATLANTIC CITY ELECTRIC COMPANY
                           ---------------------------


               TENDERED PURSUANT TO THE OFFER TO PURCHASE FOR CASH
                                       BY

                                    CONECTIV
                   DATED SEPTEMBER 8, 1998, FOR PURCHASE AT A
                        PURCHASE PRICE OF $____ PER SHARE

                                     AND/OR

                    VOTED PURSUANT TO THE PROXY STATEMENT OF

                         ATLANTIC CITY ELECTRIC COMPANY

       THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
          CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED

                   THE PROXY CONTAINED IN THIS DOCUMENT IS IN
                RESPECT OF THE SPECIAL MEETING OF SHAREHOLDERS TO
                 BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO
                  WHICH THE MEETING IS ADJOURNED OR POSTPONED.



                      TO: THE BANK OF NEW YORK, DEPOSITARY

           BY MAIL:                          BY HAND OR OVERNIGHT COURIER:

 Tender & Exchange Department                Tender & Exchange Department
        P.O. Box 11248                            101 Barclay Street
     Church Street Station                    Receive and Deliver Window
New York, New York  10286-1248                 New York, New York  10286



                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
 (PLEASE FILL IN EXACTLY AS NAME(S) AND ADDRESS(ES) APPEAR(S) ON CERTIFICATE(S))


         IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE OFFER TO PURCHASE AND PROXY STATEMENT OR OTHER DOCUMENTS PERTAINING TO THE OFFER OR NEED ASSISTANCE IN COMPLETING THIS LETTER OF TRANSMITTAL AND PROXY, PLEASE CONTACT D.F. KING & CO., INC., THE INFORMATION AGENT, AT TELEPHONE (800) 431-9629 (TOLL FREE).

         PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WILL NOT BE ABLE TO VALIDLY TENDER THEIR SHARES UNLESS THEY HAVE SUBMITTED A DULY COMPLETED, VALID AND UNREVOKED PROXY INDICATING THEIR VOTE FOR THE PROPOSED AMENDMENT OR INDICATE IN THE ACCOMPANYING PROXY THEIR INTENTION TO VOTE FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING. CONECTIV ("CONECTIV") WILL NOT BE REQUIRED TO ACCEPT FOR PAYMENT OR PAY FOR ANY SHARES TENDERED IF THE PROPOSED AMENDMENT IS NOT APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THIS LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY") WILL MAKE A SPECIAL CASH PAYMENT TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

         HOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 4, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF AN IRREVOCABLE ASSIGNMENT OF PROXY AS SET FORTH IN THIS LETTER OF TRANSMITTAL AND PROXY) FROM THE HOLDER OF RECORD OF SUCH SHARES ON THE RECORD DATE. IN ORDER TO FACILITATE RECEIPT OF PROXIES, SHARES SHALL, DURING THE PERIOD WHICH COMMENCES SEPTEMBER 2, 1998 (TWO BUSINESS DAYS PRIOR TO THE RECORD DATE) AND WHICH WILL END AT THE CLOSE OF BUSINESS ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT), TRADE IN THE OVER-THE-COUNTER MARKET WITH A PROXY PROVIDING THE TRANSFEREE WITH THE RIGHT TO VOTE SUCH ACQUIRED SHARES IN THE PROXY SOLICITATION.

         NOTE: SIGNATURES MUST BE PROVIDED HEREIN. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

         NOTE: IF YOU ARE VOTING BUT NOT TENDERING SHARES, DO NOT SEND ANY SHARE CERTIFICATES WITH THIS LETTER OF TRANSMITTAL AND PROXY.

         THIS LETTER OF TRANSMITTAL AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner described herein by the undersigned shareholder(s). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

         PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR
ITEM 1.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR Item 1.

ITEM 1.

         HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

         To remove from the Company's charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

         {  }  FOR    {  }  AGAINST   {  }  ABSTAIN

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

         Any holder of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.    {  }


                            SIGNATURE(S) OF OWNER(S)

X _____________________________________________________________________________

X _____________________________________________________________________________

Dated: _________________________________________________________________ , 1998

Name(s): ______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificates or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

PLEASE COMPLETE:

                         DESCRIPTION OF SHARES TENDERED
           (IF TENDERING SHARES, PLEASE FILL IN EXACTLY AS INFORMATION
                           APPEARS ON CERTIFICATE(S))
                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)


                                                                                                       NUMBER OF SHARES NOT
                                        TOTAL NUMBER OF SHARES                                          TENDERED BUT AS TO
                                            REPRESENTED BY                  NUMBER OF SHARES            WHICH PROXIES GIVEN
CERTIFICATE NUMBER(S)*                      CERTIFICATE(S)*                    TENDERED**                      ONLY











 *   Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4. You must vote for the Proposed Amendment with respect to any Shares tendered.

         If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call the Company's shareholder services department ("ACE Stockholder Services") at 800-365-6495 (toll free). You may need to complete an Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required.

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: _________________________________________________________

Name: _________________________________________________________________________

Name of Firm: _________________________________________________________________

Address of Firm: ______________________________________________________________

Area Code and Telephone No.: __________________________________________________

Dated: _________________________________________________________________ , 1998

     IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 4, 1998, A RECORD HOLDER MUST
                    COMPLETE THE FOLLOWING IRREVOCABLE PROXY

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
               PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON SEPTEMBER 4, 1998

                                IRREVOCABLE PROXY
                          with respect to shares of the
                      5% Series Cumulative Preferred Stock
                                       of
                         ATLANTIC CITY ELECTRIC COMPANY
                   the undersigned hereby irrevocably appoints

                  --------------------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 4, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in this Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

--------------------------------------------------------------------------------
                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                               OF SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL:
--------------------------------------------------------------------------------

----------------------------------          ------------------------------------
  Signature of Record Holder or                 Signature of Record Holder of
      Authorized Signatory                           Authorized Signatory

----------------------------------          ------------------------------------
       Type or Print Name                             Type or Print Name

Date:  _____________________, 1998          Date:  _______________________, 1998

Tax Identification or Social Security No(s).  __________________________________

Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name: ________________________________________________________________________
                                 (PLEASE PRINT)

Capacity: ____________________________________________________________________
                                  (FULL TITLE)

Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Tel. No. _______________________________________________________

PLEASE COMPLETE IF APPLICABLE:

                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm: ________________________________________________________________

Authorized Signature: ________________________________________________________

Title: _______________________________________________________________________

Dated: ________________________________________________________________ , 1998


         DELIVERY OF THIS LETTER OF TRANSMITTAL AND PROXY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND PROXY IN THE APPROPRIATE SPACE THEREFOR PROVIDED AND, IF YOU ARE TENDERING ANY SHARES OR VOTING IN FAVOR OF THE PROPOSED AMENDMENT, COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR A FORM W-8, AS APPLICABLE. SEE INSTRUCTION 8 AND "IMPORTANT TAX INFORMATION" BELOW.

         DO NOT SEND ANY CERTIFICATES TO MORGAN STANLEY DEAN WITTER, D. F. KING & CO., INC., CONECTIV, ACE STOCKHOLDER SERVICES OR ATLANTIC CITY ELECTRIC COMPANY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND PROXY SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND PROXY IS COMPLETED. QUESTIONS REGARDING AND REQUESTS FOR COPIES OF THE OFFER TO PURCHASE AND PROXY STATEMENT OR THIS LETTER OF TRANSMITTAL AND PROXY MAY BE DIRECTED TO D.F. KING & CO., INC., THE INFORMATION AGENT, AT (800) 431-9629 (TOLL FREE) OR BANKS AND BROKERS CALL (212) 269-5550.

         This Letter of Transmittal and Proxy is to be used (a) if Shares are to be voted but not tendered, or (b) if certificates for Shares are to be forwarded to The Bank of New York ("Depositary") or (c) if delivery of tendered Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement (as defined below) and an Agent's Message (as defined below) is not delivered.

         Preferred Shareholders who wish to tender Shares but who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. See Instruction
2. DELIVERY OF DOCUMENTS TO CONECTIV, THE COMPANY OR THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE A VALID DELIVERY.

{  }     CHECK HERE IF TENDERED SHARES ARE ENCLOSED HEREWITH.

    A Holder tendering Shares pursuant to this Letter of Transmittal and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is included herein.

    { } A vote FOR the Proposed Amendment will be cast at the Special Meeting.

ELIGIBLE INSTITUTIONS OR BROKERS TO COMPLETE ONLY IF APPLICABLE:
{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of tendering institution ____________________________________________

    Account No. at DTC _______________________________________________________

    Transaction Code No. _____________________________________________________

{  }     CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE
         OF GUARANTEED DELIVERY AND PROXY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of tendering shareholder(s)

    Date of execution of Notice of Guaranteed Delivery and Proxy

    Name of institution that guaranteed delivery

    If delivery is by book-entry transfer:

    Name of tendering institution

    Account No. at DTC

    Transaction Code No.

    A holder electing to tender Shares pursuant to a Notice of Guaranteed Delivery and Proxy must check one of the following boxes:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment was included with the Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is being delivered pursuant to a Notice of Guaranteed Delivery and Proxy previously sent to the Depositary.

    {  } A valid vote FOR the Proposed Amendment will be cast at the Special
         Meeting.

                    NOTE: SIGNATURES MUST BE PROVIDED ABOVE.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The abovesigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), the shares in the amount set forth in the box above designated "Description of Shares Tendered" pursuant to Conectiv's offer to purchase any and all of the outstanding shares (the "Shares") of the series of preferred stock of Atlantic City Electric Company, a New Jersey corporation, and direct utility subsidiary of Conectiv (the "Company"), shown on the first page hereof as to which this Letter of Transmittal and Proxy is applicable (the "Shares") at the purchase price per Share shown on the first page hereof, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), receipt of which is hereby acknowledged, and in this Letter of Transmittal and Proxy (which as to the Shares, together with the Offer to Purchase and Proxy Statement, constitutes the "Offer"). PREFERRED SHAREHOLDERS WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 14, 1998, OR ON SUCH DATE TO WHICH THE MEETING IS ADJOURNED OR POSTPONED (THE "SPECIAL MEETING"). See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Extension of Tender Period; Termination; Amendments" and "Terms of the Offer -- Certain Conditions of the Offer" in the Offer to Purchase and Proxy Statement.

         Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the abovesigned hereby sells, assigns and transfers to, or upon the order of, Conectiv all right, title and interest in and to all the Shares that are being tendered hereby and hereby constitutes and appoints The Bank of New York (the "Depositary") the true and lawful agent and attorney-in-fact of the abovesigned with respect to such Shares, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conectiv, (b) present such Shares for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer. The Depositary will act as agent for tendering shareholders for the purpose of receiving payment from Conectiv and transmitting payment to tendering shareholders.

         The abovesigned hereby represents and warrants that the abovesigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Conectiv, Conectiv will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The abovesigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conectiv to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

         All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death, bankruptcy or incapacity of the abovesigned, and any obligations of the abovesigned hereunder shall be binding upon the heirs, legal representatives, successors, assigns, executors and administrators of the abovesigned. Except as stated in the Offer, this tender is irrevocable.

         The abovesigned understands that tenders of Shares pursuant to any one of the procedures described under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and in the instructions hereto will constitute the abovesigned's acceptance of the terms and conditions of the Offer, including the abovesigned's representation and warranty that (a) the abovesigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with such Rule 14e-4. Conectiv's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the abovesigned and Conectiv upon the terms and subject to the conditions of the Offer.

         The abovesigned recognizes that, under certain circumstances set forth in the Offer to Purchase and Proxy Statement, Conectiv may terminate or amend the Offer or may not be required to purchase any of the Shares tendered hereby. In either event, the abovesigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the abovesigned.

         Unless otherwise indicated in the box below under the heading "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the abovesigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account of the abovesigned at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box below under the heading "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificate for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the abovesigned at the address shown below the abovesigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The abovesigned recognizes that Conectiv has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Conectiv does not accept for purchase any of the Shares so tendered.

COMPLETE ONLY IF APPLICABLE:

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be issued in the name of someone other than the abovesigned.

Issue { } Check and/or { } Certificate(s) to:

Name ________________________________________________________________________
                                 (PLEASE PRINT)

Address _____________________________________________________________________

_____________________________________________________________________________
                               (INCLUDE ZIP CODE)


_____________________________________________________________________________
               (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 4, 6 AND 7)

         To be completed ONLY if the check for the purchase price of Shares purchased, the certificates for Shares not tendered or not purchased or the check for the Special Cash Payment are to be mailed to someone other than the abovesigned or to the abovesigned at an address other than that shown below the abovesigned's signature(s).

Mail { } Check and/or { } Certificate(s) to:

Name ________________________________________________________________________
                                 (PLEASE PRINT)

Address _____________________________________________________________________

_____________________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF YOUR SHARES ARE LOST:

                              LOST CERTIFICATES BOX

    {  } CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN
         AND WISH TO TENDER HAVE BEEN LOST, DESTROYED OR STOLEN.
         (SEE INSTRUCTION 12.)

           Number of Shares represented by lost, destroyed or stolen certificates:


          ------------------

COMPLETE ONLY IF APPLICABLE:

                          SOLICITED TENDERS AND PROXIES
                              (SEE INSTRUCTION 10)

         As provided in Instruction 10, Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). However, Soliciting Dealers will not be entitled to a solicitation fee for Shares beneficially owned by such Soliciting Dealer.

         The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

Name of Firm: ________________________________________________________________
                                 (PLEASE PRINT)

Name of Individual Broker
or Financial Consultant: _____________________________________________________

Telephone Number of Broker
or Financial Consultant: _____________________________________________________

Identification Number (if known): ____________________________________________

Address: _____________________________________________________________________
                               (INCLUDE ZIP CODE)

COMPLETE ONLY IF CUSTOMER'S SHARES HELD IN NOMINEE NAME ARE TENDERED:

NAME OF BENEFICIAL OWNER                                              NUMBER OF SHARES TENDERED
                                              (ATTACH ADDITIONAL LIST IF NECESSARY)

------------------------------------------------------------         ----------------------------------------------------------


------------------------------------------------------------         ----------------------------------------------------------


------------------------------------------------------------         ----------------------------------------------------------

         The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that (a) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (b) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer to Purchase and Proxy Statement; (c) in soliciting tenders of Shares, it has used no solicitation materials other than those furnished by Conectiv or the Company; and (d) if it is a foreign broker or dealer not eligible for membership in the National Association of Securities Dealers, Inc. (the "NASD"), it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

         The payment of compensation to any Soliciting Dealer is dependent on such Soliciting Dealer returning a Notice of Solicited Tenders to the Depositary.

         THIS LETTER OF TRANSMITTAL AND PROXY IS TO BE USED FOR THE TENDER OF SHARES OF THE 5% SERIES (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) ONLY. ANY PERSON DESIRING TO TENDER OR VOTE SHARES OF ANY OTHER SERIES OF PREFERRED STOCK FOR WHICH CONECTIV IS MAKING A TENDER OFFER AND/OR SOLICITING A PROXY MUST SUBMIT A LETTER OF TRANSMITTAL AND PROXY RELATING TO THAT SPECIFIC SERIES.

         PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW OR A FORM W-8, AS APPLICABLE.

SIGN HERE: ___________________________________________________________________
                              SIGNATURE OF OWNER(S)

           ___________________________________________________________________
                              SIGNATURE OF OWNER(S)

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal and Proxy must be guaranteed by a firm that is a member of a registered national securities exchange or the NASD, or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Medallion Signature Guarantee Program (each of the foregoing being referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal and Proxy need not be guaranteed (a) if this Letter of Transmittal and Proxy is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) has not completed the box above under the heading "Special Payment Instructions" or the box above under the heading "Special Delivery Instructions" on this Letter of Transmittal and Proxy, (b) if such Shares are tendered for the account of an Eligible Institution or (c) if this Letter of Transmittal and Proxy is being used solely for the purpose of voting Shares which are not being tendered pursuant to the Offer. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND PROXY AND SHARES. This Letter of Transmittal and Proxy is to be used if (a) certificates are to be forwarded herewith, (b) delivery of Shares to be made by book-entry transfer pursuant to the procedures set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement and as Agent's Message (as defined below) is not delivered or (c) Shares are being voted in connection with the Offer. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal and Proxy on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement) with respect to all Shares. Preferred Shareholders who wish to tender their Shares yet who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under the heading "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery and Proxy in the form provided by Conectiv (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, together with a properly completed and duly executed Letter of Transmittal and Proxy, and any other documents required by this Letter of Transmittal and Proxy, must be received by the Depositary by 5:00 p.m. (New York City time) within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery and Proxy, all as provided under the heading "Terms of the Offer --Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal and Proxy. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility, received by the Depositary and forming a part of the book-entry transfer when a tender is initiated, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and Proxy and that Conectiv may enforce such agreement against such participant.

         THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING PREFERRED SHAREHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

         No alternative, conditional or contingent tenders will be accepted. See "Terms of the Offer -- Number of Shares; Purchase Prices; Expiration Date; Dividends" in the Offer to Purchase and Proxy Statement. By executing this Letter of

Transmittal and Proxy, the tendering shareholder waives any right to receive any notice of the acceptance for payment of the Shares.

         3. VOTING. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares by casting their vote and duly executing this Letter of Transmittal and Proxy or by voting in person at the Special Meeting. By executing a Notice of Guaranteed Delivery and Proxy, a Preferred Shareholder is deemed to have tendered the Shares described in such Notice of Guaranteed Delivery and Proxy and to have voted such Shares in accordance with the proxy contained therein. If no vote is indicated on an otherwise properly executed proxy contained with this Letter of Transmittal and Proxy (or within a Notice of Guaranteed Delivery and Proxy), then all Shares in respect of such proxy will be voted in favor of the Proposed Amendment. See "Proposed Amendment and Proxy Solicitation" in the Offer to Purchase and Proxy Statement. The Offer is being sent to all persons in whose names Shares are registered on the books of the Company on the Record Date and transferees thereof. Preferred Shareholders who purchase or whose purchase is registered after the Record Date and who wish to tender in the Offer must arrange with their seller to receive a proxy from the holder of record of such Shares on the Record Date. Any holder of Shares held of record on the Record Date in the name of another must establish to the satisfaction of the Company his entitlement to exercise or transfer such Proxy. This will ordinarily require an assignment by such record holder in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. See Instruction 5. In order to facilitate receipt of proxies, Shares shall, during the period which commences on September 2, 1998 (two business days prior to the Record Date) and which will end at the close of business on the Expiration Date, trade in the over-the-counter market with a proxy providing the transferee with the right to vote such acquired Shares in the Proxy Solicitation. No record date is fixed for determining which persons are permitted to tender Shares. However, only the holders of record, or holders who acquire an assignment of proxy from such holders, are permitted to vote for the Proposed Amendment and thereby validly tender Shares pursuant to the Offer. Any person who is the beneficial owner but not the record holder of Shares must arrange for the record transfer of such Shares prior to tendering or direct the record holder to tender on behalf of the beneficial owner.

         4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box above under the heading "Description of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal and Proxy, unless otherwise provided in the box above under the heading "Special Payment Instructions" or "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

         5. SIGNATURES ON THIS LETTER OF TRANSMITTAL AND PROXY AND/OR NOTICE OF GUARANTEED DELIVERY AND PROXY; STOCK POWERS AND ENDORSEMENTS. If either this Letter of Transmittal and Proxy or the Notice of Guaranteed Delivery and Proxy (together, the "Tender and Proxy Documents") is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written one the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Shares tendered or voted under either Tender and Proxy Document are held of record by two or more persons, all such persons must sign such Tender and Proxy Document.

         If any of the Shares tendered or voted under either Tender and Proxy Document are registered in different names or different certificates, it will be necessary to complete, sign and submit as many separate applicable Tender and Proxy Documents as there are different registrations or certificates.

         If either Tender and Proxy Document is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If this Letter of Transmittal and Proxy is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

         If either Tender and Proxy Document or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conectiv of the authority of such person so to act must be submitted.

         6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Conectiv will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal and Proxy, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See "Terms of the Offer -- Acceptance of Shares for Payment and Payment of Purchase Price and Dividends" in the Offer to Purchase and Proxy Statement. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, any Shares not tendered or not purchased are to be returned to or the check for the Special Cash Payment is to be issued in the name of, a person other than the person(s) signing this Letter of Transmittal and Proxy or if the check and/or any certificate for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Proxy or to an address other than that shown in the box above under the heading "Name(s) and Address(es) of Registered Holder(s)," then the "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal and Proxy should be completed. Preferred Shareholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such Preferred Shareholder at the Book-Entry Transfer Facility.

         8. SUBSTITUTE FORM W-9 and FORM W-8. A tendering Preferred Shareholder and a Preferred Shareholder voting in favor of the Proposed Amendment (but not tendering) is required to provide the Depositary with (i) in the case of a Untied States Preferred Shareholder, a correct Taxpayer Identification Number ("TIN") and a certification that the IRS has not notified such shareholder that he is subject to backup withholding on Substitute Form W-9, or (ii) in the case of a foreign Preferred Shareholder, a properly completed Form W-8, as discussed below under "Important Tax Information." Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the Preferred Shareholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on gross amount payable. The box in Part 2 of Substitute Form W-9 may be checked if the Preferred Shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of the gross amount otherwise payable thereafter until a TIN is provided to the Depositary.

         9. REQUESTS FOR ASSISTANCE OF ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase and Proxy Statement, this Letter of Transmittal and Proxy or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

         10. SOLICITED TENDERS. Conectiv will pay a solicitation fee of an amount equal to $1.50 per Share for Shares that are tendered, accepted for payment and paid for pursuant to the Offer (except that for transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of an amount equal to $1.00 per Share). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership is less than 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated (as herein described), in which case such fee shall be payable in full to such designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees payable pursuant to this paragraph involving transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fees payable hereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the designated Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). A designated Soliciting Dealer shall be named hereunder under the heading "Solicited Tenders," and shall have solicited and obtained the tender, and shall also be (a) any broker or dealer in securities including the Dealer Manager in its capacity as a dealer or broker, which is a member of any national securities exchange or of the NASD, (b) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (c) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transmittal and Proxy or on the Notice of Solicited Tenders (included in the materials provided to brokers and dealers). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. If tendered Shares are being delivered by book-entry transfer, the Soliciting Dealer must return a Notice of Solicited Tenders to the Depositary within three business days after expiration of the Offer to receive a solicitation fee. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary, the Information Agent or the Dealer Manager for purposes of the Offer.

         Soliciting Dealers will include any organizations described in clauses
(a), (b) or (c) above even when the activities of such organization in connection with the Offer consist solely of forwarding to clients materials relating to the Offer, including this Letter of Transmittal and Proxy, and tendering Shares as directed by beneficial owners thereof. No Soliciting Dealer is required to make any recommendation to holders of Shares as to whether to tender or refrain from tendering in the Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials regarding the Offer."

         11. IRREGULARITIES. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Conectiv, in its sole discretion, and its determination shall be final and binding. Conectiv reserves the absolute right to reject any and all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Conectiv's counsel, be unlawful. Conectiv also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Conectiv's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Conectiv shall determine. None of Conectiv, the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

         12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any of your certificate(s) for Shares have been lost, stolen or destroyed, please call ACE Stockholder Services at (800) 365-6495 (toll free). You may need to complete and Affidavit of Loss with respect to the lost certificate(s) (which will be provided by ACE Stockholder Services) and payment of an indemnity bond premium fee may be required. The tender of Shares pursuant to this Letter of Transmittal and Proxy will not be valid unless prior to the Expiration Date: (a) such procedures have been completed and a replacement certificate for the Shares has been delivered to the Depositary or (b) a Notice of Guaranteed Delivery and Proxy has been delivered to the Depositary. See Instruction 2.

         IMPORTANT: THIS LETTER OF TRANSMITTAL AND PROXY, DULY EXECUTED, TOGETHER WITH, IF APPLICABLE, CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR, IF APPLICABLE, THE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Preferred Shareholder whose tendered Shares are accepted for payment or who will receive a Special Cash Payment as a result of voting in favor of the Proposed Amendment is required to provide the Depositary (as payer) with either such Preferred Shareholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such Preferred Shareholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the federal employer identification number. If the Depositary is not provided with the correct TIN or properly completed Form W-8, the Preferred Shareholder may be subject to a $50 penalty imposed by the Internal Revenue Code. In addition, payments that are made to such Preferred Shareholder with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

         Certain Preferred Shareholders (including, among others, all corporations and certain foreign individuals) are exempt from backup withholding. For a corporate United States Preferred Shareholder to qualify for such exemption, such Preferred Shareholder must provide the Depositary with a properly completed and executed Substitute Form W-9 attesting to its exempt status. In order for a foreign Preferred Shareholder to qualify as an exempt recipient, such Preferred Shareholder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that Preferred Shareholder's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Preferred Shareholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

         To avoid backup withholding on a Special Cash Payment or payments that are made to a Preferred Shareholder with respect to Shares purchased pursuant to the Offer, the Preferred Shareholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 attached hereto certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the Preferred Shareholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the Preferred Shareholder that he or she is no longer subject to federal income tax backup withholding. Foreign Preferred Shareholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign Preferred Shareholders subject to withholding under other provisions of the Code or the Special Cash Payment or on gross payments received pursuant to the Offer. Foreign Preferred Shareholders that submit a properly completed Form W-8 may nevertheless be subject to withholding under other provisions of the Code on the payments received by them.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The Preferred Shareholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.



                                 PAYER'S NAME

SUBSTITUTE      PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT     _______________________________
 FORM W-9       RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         SOCIAL SECURITY NUMBER

                                                                                 OR
                                                                    _______________________________
                                                                     EMPLOYER IDENTIFICATION TIN

                NAME (PLEASE PRINT)____________________________               PART 2 --
                ADDRESS________________________________________           AWAITING TIN {  }
                CITY_______________________STATE_______________
                ZIP CODE_______________________________________

DEPARTMENT OF THE TREASURY        PART 3 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
INTERNAL REVENUE SERVICE

                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR A
                                  TIN HAS NOT BEEN ISSUED TO ME BUT I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TIN OR INTEND TO DO SO IN THE NEAR FUTURE), (2) I AM NOT SUBJECT TO BACKUP
                                  WITHHOLDING EITHER BECAUSE I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
                                  (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT
                                  ALL INTEREST OR DIVIDENDS OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                  BACKUP WITHHOLDING AND (3) ALL OTHER INFORMATION PROVIDED ON THIS FORM IS TRUE,
                                  CORRECT AND COMPLETE.

                                  SIGNATURE____________________________________________________________________________
                                  DATE _____________________________, 1998

                                  YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE
                                  CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR
                                  DIVIDENDS ON YOUR TAX RETURN.

PAYER'S REQUEST FOR               NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
TAXPAYER IDENTIFICATION           WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR PROXY
NUMBER ("TIN") AND                SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF
CERTIFICATION                     TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF
                                  SUBSTITUTE FORM W-9.

                                  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER:
                                  I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT
                                  BEEN ISSUED TO ME AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE
                                  A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR
                                  SOCIAL SECURITY ADMINISTRATION OFFICE OR (2) I INTEND TO DO SO IN THE NEAR FUTURE. I
                                  UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER BY THE TIME OF
                                  PAYMENT, 31% OF ALL PAYMENTS MADE TO ME WILL BE WITHHELD UNTIL I PROVIDE A NUMBER.

                                  SIGNATURE ____________________________________ DATE________________________, 1998


                         THE INFORMATION AGENT:

                         D.F. KING & CO., INC.
                         77 Water Street, 20th Floor
                         New York, New York  10005
                         (800) 431-9629 (toll free)

                         or

                         Banks and Brokers call
                         (212) 269-5550

                                                              Exhibit 99(a)(3)


                     NOTICE OF GUARANTEED DELIVERY AND PROXY
                                       FOR

                                    CONECTIV

                           OFFER TO PURCHASE FOR CASH
                         ANY AND ALL OUTSTANDING SHARES
            OF THE FOLLOWING SERIES OF CUMULATIVE PREFERRED STOCK OF

                         ATLANTIC CITY ELECTRIC COMPANY

                           Cumulative Preferred Stock:

                        4% Series ($100 par value) 4.10%
                          Series ($100 par value) 4.35%
                             Series ($100 par value)
                        4.35% 2nd Series ($100 par value)
                          4.75% Series ($100 par value)
                            5% Series (100 par value)

         This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if certificates for shares of a series of preferred stock of Atlantic City Electric Company (the "Company"), a New Jersey corporation and direct utility subsidiary of Conectiv, listed above (each a "Series of Preferred") to be tendered pursuant to the Offer (the "Shares") are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the Letter of Transmittal and Proxy to be delivered to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase and Proxy Statement referred to below). Such form may be delivered by hand or transmitted by mail or by facsimile transmission to the Depositary. See "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement.

         A SEPARATE NOTICE OF GUARANTEED DELIVERY AND PROXY MUST BE USED FOR EACH SERIES OF PREFERRED.

         THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND PROXY AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                      TO: THE BANK OF NEW YORK, DEPOSITARY



           By Mail:                            By Hand or Overnight Courier:
 Tender & Exchange Department                  Tender & Exchange Department
        P.O. Box 11248                              101 Barclay Street
     Church Street Station                      Receive and Deliver Window
New York, New York  10286-1248                   New York, New York  10286


                           By Facsimile Transmission:

                                 (212) 815-6213

                      Information and Confirm by Telephone:

                                 (800) 507-9357

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal and Proxy is required to be guaranteed by an Eligible Institution (as defined in the Letter of Transmittal and Proxy) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal and Proxy.

         The undersigned hereby tenders to Conectiv, a Delaware corporation ("Conectiv"), upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), and the related Letter of Transmittal and Proxy (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares listed below, pursuant to the guaranteed delivery procedure set forth in "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase and Proxy Statement. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES SUBSEQUENT TO THE RECORD
DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER (THE "CHARTER"), AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). PREFERRED SHAREHOLDERS WHO PURCHASE OR WHOSE PURCHASE SETTLES OR IS REGISTERED AFTER THE CLOSE OF BUSINESS ON SEPTEMBER 4, 1998 (THE "RECORD DATE") AND WHO WISH TO TENDER THEIR SHARES IN THE OFFER MUST ARRANGE WITH THEIR SELLER TO RECEIVE A DULY COMPLETED, VALID AND UNREVOKED PROXY (WHICH MAY BE IN THE FORM OF IRREVOCABLE ASSIGNMENT OF PROXY ATTACHED HERETO) FROM THE HOLDER OF RECORD ON THE RECORD DATE AND INCLUDE SUCH PROXY WITH THIS NOTICE OF GUARANTEED DELIVERY AND PROXY OR VOTE SUCH PROXY FOR THE PROPOSED AMENDMENT AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES BY CASTING THEIR VOTE AND SIGNING THE PROXY CONTAINED WITHIN THE ACCOMPANYING LETTER OF TRANSMITTAL AND PROXY OR BY VOTING IN PERSON AT THE SPECIAL MEETING. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT) TO EACH PREFERRED SHAREHOLDER WHO VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH HOLDER'S SHARES ARE NOT TENDERED PURSUANT TO THE OFFER.

         The undersigned hereby also appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder ant in their discretion with respect to any other business properly brought before the Special Meeting all shares of preferred stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on October 14, 1998, or any adjournment(s) or postponement(s) thereof.

         THIS NOTICE OF GUARANTEED DELIVERY AND PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE PROXY CONTAINED HEREIN, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

         A holder of Preferred Shares who elects to tender Shares pursuant to this Notice of Guaranteed Delivery and Proxy must check one of the boxes below:

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment is enclosed herein.

    {  } A valid vote FOR the Proposed Amendment will be cast at the Special
         Meeting.

    { } A duly completed, valid and unrevoked proxy indicating a vote FOR the Proposed Amendment will be delivered within three New York Stock Exchange trading days after the execution of this Notice of Guaranteed Delivery and Proxy.

         Indicate your vote by an {X}. The Board of Directors recommends voting FOR Item 1.

         HOLDERS OF SHARES WHO WISH TO TENDER THEIR SHARES MUST VOTE FOR THE PROPOSED AMENDMENT EITHER BY SUBMITTING THIS PROXY OR BY VOTING AT THE SPECIAL MEETING.

ITEM 1.

         To remove from the Charter Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

           { } FOR       { } AGAINST          { } ABSTAIN

         Series of Preferred (check one):

                 Cumulative Preferred Stock ($100 par value):

                 { } 4% Series
                 { } 4.10% Series
                 { } 4.35% Series
                 { } 4.35% 2nd Series
                 { } 4.75% Series
                 { } 5% Series

         A separate Notice of Guaranteed Delivery and Proxy must be used for each Series of Preferred.

Number of Shares:
_____________________________________

Certificate Nos. (if available):

_____________________________________

_____________________________________

_____________________________________

_____________________________________



         Any holders of Shares held of record on the Record Date in the name of another holder must establish to the satisfaction of the Company its entitlement to exercise or transfer this Proxy. This will ordinarily require an assignment by such record holders in blank or, if not in blank, to and from each successive transferee, including the holder, with each signature guaranteed by an Eligible Institution. A form of irrevocable assignment of proxy has been provided herein.

Please check box if you plan to attend the Special Meeting.  { }

                            SIGNATURE(S) OF OWNER(S)

X _____________________________________________________________________________

X _____________________________________________________________________________

Dated: _________________________________________________________________ , 1998

Name(s): ______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): ________________________________________________________

Address: ______________________________________________________________________
                               (INCLUDE ZIP CODE)

DAYTIME Area Code and Telephone No.: __________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5 to the Letter of Transmittal and Proxy.)

If Shares will be tendered by book-entry transfer, Name of Tendering
Institution:


__________________________________________
Account No. ___________________________ at
The Depositary Trust Company

__________________________________________
              Signature(s)

__________________________________________
         Name(s) of Record Holders(s)
              (Please Print)

__________________________________________
              Address

__________________________________________
    Area Code and Telephone Number

       IF SELLING SHARES SUBSEQUENT TO SEPTEMBER 4, 1998, A RECORD HOLDER
                 MUST COMPLETE THE FOLLOWING IRREVOCABLE PROXY.

           PLEASE SIGN THIS TO IRREVOCABLY TRANSFER A PREFERRED STOCK
               PROXY TO A SUBSEQUENT HOLDER OF PREFERRED STOCK WHO
                 WAS NOT A HOLDER OF RECORD ON SEPTEMBER 4, 1998

                                IRREVOCABLE PROXY
                          with respect to shares of the
                   _____ Series of Cumulative Preferred Stock
                                       of
                 ATLANTIC CITY ELECTRIC COMPANY (THE "COMPANY")

                   The undersigned hereby irrevocably appoints

                        --------------------------------
                        Type or Print Name of Transferee

as attorney and proxy, with full power of substitution, to vote and otherwise act for and in the name(s) of the undersigned with respect to the Shares indicated below which were held of record by the undersigned on September 4, 1998, in the manner in which the undersigned would be entitled to vote and otherwise act in respect of such Shares on any and all matters.

         This proxy shall be effective whether or not the Shares indicated below are tendered in the Offer.

         This instrument supersedes and revokes any and all previous appointments of proxies heretofore made by the undersigned with respect to the Shares indicated below as to any and all matters. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST.

         All authority conferred or agreed to be conferred herein shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal and personal representatives, successors in interest and assigns of the undersigned. The undersigned understands that tenders of Shares pursuant to any of the procedures described in the Offer to Purchase and Proxy Statement and in the Letter of Transmittal and Proxy will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.


--------------------------------------------------------------------------------
                         DESCRIPTION OF PREFERRED STOCK
--------------------------------------------------------------------------------
   CERTIFICATE NUMBER(S)                             AGGREGATE NUMBER
(ATTACH LIST IF NECESSARY)                               OF SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            TOTAL:
--------------------------------------------------------------------------------

----------------------------------          ------------------------------------
  Signature of Record Holder or                 Signature of Record Holder of
      Authorized Signatory                           Authorized Signatory

----------------------------------          ------------------------------------
       Type or Print Name                             Type or Print Name

Date:  _____________________, 1998          Date:  _______________________, 1998

Tax Identification or Social Security No(s).  __________________________________


Must be signed by holder(s) exactly as name(s) appear(s) on the Record Date on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5 of the Letter of Transmittal and Proxy.



Name                                            Address
--------------------------------------------    --------------------------------------------------------------


--------------------------------------------    --------------------------------------------------------------
            Please Print                                        Include Zip Code



                             Area Code and Tel. No.

                           ---------------------------------------------------------------------------------------------

Capacity (Full Title)
                           ---------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

                                                 GUARANTEE OF SIGNATURE(S)
                                         (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Name of Firm:_________________________________________________________________________________

Authorized Signature:___________________________________________________________________________

Title:_________________________________________________________________________________________

Dated:__________________________________________________________________________________, 1998

               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares tendered hereby into the Depositary's account at The Depository Trust Company, in each case together with properly completed and duly executed Letter(s) of Transmittal and Proxy (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange trading days after the date hereof.



-------------------------------------------------------        -----------------------------------------------------------

                    Name of Firm                                                  Authorized Signature

-------------------------------------------------------        -----------------------------------------------------------

                       Address                                                            Name

-------------------------------------------------------        -----------------------------------------------------------

                City, State, Zip Code                                                     Title

-------------------------------------------------------

                    Area Code and
                  Telephone Number


Dated:______________________________, 1998


     DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES
             MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

                                                              Exhibit 99(a)(4)

                                    CONECTIV

                           OFFER TO PURCHASE FOR CASH
            ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                               PREFERRED STOCK OF

                         ATLANTIC CITY ELECTRIC COMPANY


                                                          OUTSTANDING                   CUSIP                    PURCHASE PRICE
TITLE OF SERIES OF PREFERRED                                SHARES                      NUMBER                     (PER SHARE)
----------------------------------------------       ---------------------       --------------------       ----------------------
Cumulative Preferred Stock ($100 par value)

4% Series...........................................        77,000                    048303200                   $

4.10% Series........................................        72,000                    048303770                   $

4.35% Series........................................        15,000                    048303762                   $

4.35% 2nd Series....................................        36,000                    048303507                   $

4.75% Series........................................        50,000                    048303309                   $

5% Series...........................................        50,000                    048303788                   $


         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED.

                                                             September 8, 1998

To Brokers, Dealers, Commercial Banks,
   Trust Companies and Other Nominees:

         In our capacity as Dealer Manager, we are enclosing the material listed below relating to the invitation of Conectiv, a Delaware corporation ("Conectiv"), to the holders of each series of preferred stock of Atlantic City Electric Company (the "Company"), a New Jersey corporation and direct utility subsidiary of Conectiv, listed above (each a "Series of Preferred") to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement, dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), and in the Letter of Transmittal and Proxy for the Shares tendered. As to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal and Proxy, constitutes the "Offer." Conectiv will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer. The Offer for a Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred. PREFERRED SHAREHOLDERS (INCLUDING PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES AFTER THE RECORD DATE) WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER, AS SET FORTH IN THE OFFER TO PURCHASE AND PROXY STATEMENT (THE "PROPOSED AMENDMENT"). THE OFFER IS CONDITIONED UPON THE PROPOSED AMENDMENT BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING (AS DEFINED IN THE OFFER TO PURCHASE AND PROXY STATEMENT). IN ADDITION, PREFERRED SHAREHOLDERS HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. SEE "PROPOSED AMENDMENT AND PROXY SOLICITATION," "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER" AND "TERMS OF THE OFFER -- EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

         IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE

RECORD DATE AND UP TO AN INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

         The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbol "___" for the 4% Series of Preferred, "___" for the 4.10% Series of Preferred, "___" for the 4.35% Series of Preferred, "___" for the 4.35% 2nd Series of Preferred, "___" for the 4.75% Series of Preferred and "___" for the 5% Series of Preferred indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have its authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company have issued notices informing their members and participants that the Shares are trading "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

         We are asking you to contact your clients for whom you hold Shares registered in you name (or in the name of your nominee) or who hold Shares registered in their own names. Please being the Offer to their attention as promptly as possible.

         Conectiv will pay a solicitation fee of $ 1.50 per Share for any Shares tendered, accepted for payment and paid for pursuant to the Offer; provided that with respect to transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, Conectiv will pay a solicitation fee of $1.00 per Share. With respect to fees that involve transactions for beneficial owners of whose ownership is less than 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case such fee shall be paid in full to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager). With respect to fees that involve transactions for beneficial owners whose ownership equals or exceeds 2,500 Shares, any fee payable thereunder shall be paid in full to the Dealer Manager unless a Soliciting Dealer is designated, in which case, 80% of such fee shall be paid to the Dealer Manager and 20% of such fee shall be paid to the Soliciting Dealer (which designated Soliciting Dealer may be the Dealer Manager).

         A designated Soliciting Dealer is an entity covered by a Letter of Transmittal and Proxy which designates its name as having solicited and obtained the tender, and it is (i) any broker or dealer in securities, including the Dealer Manager in its capacity as a broker or dealer, which is a member of any national securities exchange or of the NASD, (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Shares by a holder unless the Letter of Transmittal and Proxy accompanying such tender designates such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer in respect of Shares registered in the name of such Soliciting Dealer unless such Shares are held by such Soliciting Dealer as nominee and such Shares are being tendered for the benefit of one or more beneficial owners identified on the Letter of Transfer and Proxy or on the Notice of Solicited Tenders (included below). No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder (other than itself). No such fee shall be paid to a Soliciting Dealer with respect to Shares tendered for such Soliciting Dealer's own account. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of Conectiv, the Company, the Depositary (as defined below), the Dealer Manager or the Information Agent for purposes of the Offer. For all purposes noted in all materials relating to the Offer, the term "solicit" shall be deemed to mean no more than "processing shares tendered" or "forwarding to customers materials relating to the Offer."

         Conectiv will also, upon request, reimburse Soliciting Dealers for reasonable and customary handling and mailing expenses incurred by them in forwarding materials relating to the Offer to their customers. Conectiv will pay all stock transfer taxes applicable to its purchase of Shares pursuant to the offer, subject to Instruction 6 of the Letter of Transmittal and Proxy.

         IN ORDER FOR A SOLICITING DEALER TO RECEIVE A SOLICITATION FEE, THE BANK OF NEW YORK, AS DEPOSITARY (THE "DEPOSITARY"), MUST HAVE RECEIVED FROM SUCH SOLICITING DEALER

A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF SOLICITED TENDERS IN THE FORM ATTACHED HERETO (OR FACSIMILE THEREOF) WITHIN THREE BUSINESS DAYS AFTER THE EXPIRATION OF THE OFFER.

         For your information and for forwarding to your clients for whom you hold Shares registered in your name (or in the name of your nominee), we are enclosing the following documents:

         1. The Offer to Purchase and Proxy Statement, dated September 8, 1998.

         2. A separate Letter of Transmittal and Proxy for each Series of Preferred for your use and for the information of your clients.

         3. A letter to shareholders of the Company from its Chairman and Chief Executive Officer.

         4. A Notice of Guaranteed Delivery and Proxy to be used to accept the Offer if the Shares and all other required documents cannot be delivered to the Depositary by the applicable Expiration Date (as defined in the Offer to Purchase and Proxy Statement).

         5. A form of letter which may be sent to your clients for whose accounts you hold Shares registered in your name or in the name of your nominee, with space for obtaining such clients' instructions with regard to the Offer by Conectiv and with regard to the proxy solicitation by the Company.

         6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, providing information relating to backup federal income tax withholding.

         7. A return envelope addressed to The Bank of New York, the Depositary.

         8. A DTC Summary Voting Form to be used by participants of DTC to consolidate voting across multiple issues (i.e., summary ballot).

         EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR A PARTICULAR SERIES OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

         WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE. PLEASE NOTE THAT THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED.

         NEITHER CONECTIV, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

         Any questions or requests for assistance or additional copies of the enclosed materials may be directed to D.F. King & Co., Inc., the Information Agent, or to us, as Dealer Manager, at the respective addresses and telephone numbers set forth on the back cover of the enclosed Offer to Purchase and Proxy Statement.

                                           Very truly yours,

                                           Morgan Stanley & Co. Incorporated

         NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS THE AGENT OF CONECTIV, THE COMPANY, THE DEALER MANAGER, THE INFORMATION AGENT OR THE DEPOSITARY, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                         ATLANTIC CITY ELECTRIC COMPANY

                  NOTICE OF SOLICITED TENDERS FOR THE 4% SERIES
                             CUSIP NUMBER 048303200

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

         ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

                             Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                                                      $1.50 per Share

                                                                     Number of Shares                   Number of
       DTC Participant                   VOI Ticket                    Requested for               Beneficial Owner(s)
           Number                         Number*                         Payment                      Represented



                              Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                                                      $1.00 per Share


                                                                                    Number of
                                                       Number of Shares             Beneficial
    DTC Participant             VOI Ticket               Requested for               Owner(s)             Name of Soliciting
        Number                    Number*                   Payment                 Represented                 Dealer







---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

         DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

              PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                         ATLANTIC CITY ELECTRIC COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE 4.10% SERIES
                             CUSIP NUMBER 048303770

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

         ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

                             Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                                                      $1.50 per Share

                                                                     Number of Shares                   Number of
       DTC Participant                   VOI Ticket                    Requested for               Beneficial Owner(s)
           Number                         Number*                         Payment                      Represented




                              Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                                                      $1.00 per Share


                                                                                    Number of
                                                       Number of Shares             Beneficial
    DTC Participant             VOI Ticket               Requested for               Owner(s)             Name of Soliciting
        Number                    Number*                   Payment                 Represented                 Dealer




---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

         DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

              PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                         ATLANTIC CITY ELECTRIC COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE 4.35% SERIES
                             CUSIP NUMBER 048303762

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

         ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

                             Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                                                      $1.50 per Share


                                                                     Number of Shares                   Number of
       DTC Participant                   VOI Ticket                    Requested for               Beneficial Owner(s)
           Number                         Number*                         Payment                      Represented




                              Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                                                      $1.00 per Share


                                                                                    Number of
                                                       Number of Shares             Beneficial
    DTC Participant             VOI Ticket               Requested for               Owner(s)             Name of Soliciting
        Number                    Number*                   Payment                 Represented                 Dealer






---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

         DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

         PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                         ATLANTIC CITY ELECTRIC COMPANY

              NOTICE OF SOLICITED TENDERS FOR THE 4.35% 2ND SERIES
                             CUSIP NUMBER 048303507

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

         ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

                             Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                                                      $1.50 per Share


                                                                     Number of Shares                   Number of
       DTC Participant                   VOI Ticket                    Requested for               Beneficial Owner(s)
           Number                         Number*                         Payment                      Represented




                              Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                                                      $1.00 per Share


                                                                                    Number of
                                                       Number of Shares             Beneficial
    DTC Participant             VOI Ticket               Requested for               Owner(s)             Name of Soliciting
        Number                    Number*                   Payment                 Represented                 Dealer





---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

         DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

         PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                         ATLANTIC CITY ELECTRIC COMPANY

                NOTICE OF SOLICITED TENDERS FOR THE 4.75% SERIES
                             CUSIP NUMBER 048303309

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

         ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

                             Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                                                      $1.50 per Share


                                                                     Number of Shares                   Number of
       DTC Participant                   VOI Ticket                    Requested for               Beneficial Owner(s)
           Number                         Number*                         Payment                      Represented




                              Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                                                      $1.00 per Share


                                                                                    Number of
                                                       Number of Shares             Beneficial
    DTC Participant             VOI Ticket               Requested for               Owner(s)             Name of Soliciting
        Number                    Number*                   Payment                 Represented                 Dealer







---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

         DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

         PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                         ATLANTIC CITY ELECTRIC COMPANY

                  NOTICE OF SOLICITED TENDERS FOR THE 5% SERIES
                             CUSIP NUMBER 048303788

         List below the number of Shares tendered by each beneficial owner whose tender you have solicited. All shares in a Series of Preferred beneficially owned by a beneficial owner, whether in one account or several, and in however many capacities, must be aggregated for purposes of completing the table below. Any questions as to what constitutes beneficial ownership should be directed to the Depositary. If the space below is inadequate, list the Shares in a separate signed schedule and affix the list to this Notice of Solicited Tenders.

         ALL NOTICES OF SOLICITED TENDERS SHOULD BE DETACHED BY TEARING ALONG THE PERFORATED EDGE AND RETURNED TO THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION OF THE OFFER. NOTICES MAY BE FAXED TO THE DEPOSITARY AT (212) 815-6213 CONFIRMATION TELEPHONE NUMBER (800) 507-9357. ALL QUESTIONS CONCERNING THE NOTICES OF SOLICITED TENDERS SHOULD BE DIRECTED TO THE INFORMATION AGENT AT THE TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF THE OFFER TO PURCHASE.

         ALL SOLICITING DEALERS ARE REQUIRED TO COMPLETE THE FOLLOWING. PLEASE TYPE OR PRINT NEATLY.

                             Beneficial Owners of Less Than 2,500 Shares -- Solicitation Fee of
                                                      $1.50 per Share


                                                                     Number of Shares                   Number of
       DTC Participant                   VOI Ticket                    Requested for               Beneficial Owner(s)
           Number                         Number*                         Payment                      Represented




                              Beneficial Owners of 2,500 or More Shares -- Solicitation Fee of
                                                      $1.00 per Share


                                                                                    Number of
                                                       Number of Shares             Beneficial
    DTC Participant             VOI Ticket               Requested for               Owner(s)             Name of Soliciting
        Number                    Number*                   Payment                 Represented                 Dealer







---------------

* Complete if Shares delivered by book-entry transfer. Please submit a separate VOI ticket for Shares tendered when the solicitation fee is to be directed to another Soliciting Dealer.

         DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL AND PROXY.

         PLEASE COMPLETE THE SIGNATURE FORM ON THE LAST PAGE.

                      SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm _________________________________________________________________________
                                 (Please Print)

Attention ____________________________________________________________________

Address ______________________________________________________________________

______________________________________________________________________________
                               (Include Zip Code)

Phone Number _________________________________________________________________

Taxpayer Identification or Social Security No. _______________________________

Applicable VOI Number ___________________  Number of Shares __________________

     IF SOLICITATION FEES ARE TO BE PAID TO ANOTHER ELIGIBLE INSTITUTION(S),
                      PLEASE COMPLETE THE FOLLOWING BOXES:

ISSUE CHECK TO:

Firm _________________________________________________________________________
                                 (Please Print)

Attention ____________________________________________________________________

Address ______________________________________________________________________

______________________________________________________________________________
                               (Include Zip Code)

Phone Number _________________________________________________________________

Taxpayer Identification or Social Security No. _______________________________

Applicable VOI Number ___________________  Number of Shares __________________

Series __________________

ISSUE CHECK TO:

Firm _________________________________________________________________________
                                 (Please Print)

Attention ____________________________________________________________________

Address ______________________________________________________________________

______________________________________________________________________________
                               (Include Zip Code)

Phone Number _________________________________________________________________

Taxpayer Identification or Social Security No. _______________________________

Applicable VOI Number ___________________  Number of Shares __________________

Series __________________

NOTE:  IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

         All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by the Depositary, it its sole discretion, which determination will be final and binding. Neither the Depositary nor any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

         The undersigned hereby confirms that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offer; (iii) in soliciting tenders of Shares, it has used no soliciting materials other than those furnished by Conectiv or the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the NASD, it has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.

Firm Name: __________________________________________________________________

By: _________________________________________________________________________

Title: ______________________________________________________________________

Address (Including Zip Code): _______________________________________________

Area Code and Telephone Number: _____________________________________________

                                                                Exhibit 99(a)(5)


                                    CONECTIV

                           OFFER TO PURCHASE FOR CASH
            ANY AND ALL OUTSTANDING SHARES OF THE FOLLOWING SERIES OF
                          CUMULATIVE PREFERRED STOCK OF

                         ATLANTIC CITY ELECTRIC COMPANY


                                                          OUTSTANDING                   CUSIP                PURCHASE PRICE
TITLE OF SERIES OF PREFERRED                                SHARES                      NUMBER                 (PER SHARE)
----------------------------------------------       ---------------------       --------------------      ------------------

Cumulative Preferred Stock ($100 par value)

4% Series...........................................        77,000                    048303200                   $

4.10% Series........................................        72,000                    048303770                   $

4.35% Series........................................        15,000                    048303762                   $

4.35% 2nd Series....................................        36,000                    048303507                   $

4.75% Series........................................        50,000                    048303309                   $

5% Series...........................................        50,000                    048303788                   $



         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998, UNLESS THE OFFER IS EXTENDED.

                                                               September 8, 1998

To Our Clients:

         Enclosed for your consideration are the Offer to Purchase and Proxy Statement, dated September 8, 1998, and a separate Letter of Transmittal, and Proxy for each series of preferred stock listed above (each a "Series of Preferred") of Atlantic City Electric Company (the "Company"), a New Jersey corporation and direct utility subsidiary of Conectiv ("Conectiv"), of which you own shares. As to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal and Proxy, constitutes the "Offer" of Conectiv to purchase any and all shares of the Series of Preferred ("Shares") at the purchase price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions of the Offer. Conectiv will purchase all Shares validly tendered and not withdrawn, upon the terms and subject to the conditions of the Offer. The Offer for a Series of Preferred is not conditioned upon any minimum number of Shares of such Series of Preferred being tendered and is independent of the Offer for any other Series of Preferred. Preferred Shareholders (including Preferred Shareholders who acquire Shares subsequent to the Record Date) who wish to tender their Shares pursuant to the Offer must vote in favor of the proposed amendment to the Company's Charter, as set forth in the Offer to Purchase and Proxy Statement (the "Proposed Amendment"). The Offer is conditioned upon the Proposed Amendment being approved and adopted at the Special Meeting (as defined in the Offer to Purchase and Proxy Statement). In addition, Preferred Shareholders have the right to vote for the Proposed Amendment regardless of whether they tender their Shares. See "Proposed Amendment and Proxy Solicitation," "Terms of the Offer -- Certain Conditions of the Offer" and "Terms of the Offer -- Extension of Tender Period, Termination; Amendments" in the Offer to Purchase and Proxy Statement.

         IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO THE RECORD DATE AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-

COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

         The Shares will trade, during the period which begins two days prior to the Record Date and which will end at the close of business on the Expiration Date, in the over-the-counter market under the symbol "___" for the 4% Series of Preferred, "___" for the 4.10% Series of Preferred, "___" for the 4.35% Series of Preferred, "___" for the 4.35% 2nd Series of Preferred, "___" for the 4.75% Series of Preferred and "___" for the 5% Series of Preferred, indicating that such Shares are trading "with proxy." A Preferred Shareholder who acquires Shares during this period must obtain, or have its authorized representative obtain, an assignment of proxy (which is included in the applicable Letter of Transmittal and Proxy) at settlement from the seller. The National Association of Securities Dealers, Inc. (the "NASD") and The Depository Trust Company have issued notices informing their members and participants that the Shares are trading "with proxy" and that settlement of all trades during the period described above should include an assignment of proxy from the seller.

         WE ARE THE HOLDER OF RECORD OF SHARES HELD FOR YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. A TENDER OR A VOTE OF SUCH SHARES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. ANY LETTER OF TRANSMITTAL AND PROXY FURNISHED TO YOU IS SOLELY FOR YOUR INFORMATION AND CANNOT BE USED BY YOU TO TENDER OR VOTE SHARES HELD BY US FOR YOUR ACCOUNT.

         We request instructions as to whether you wish us to tender and/or vote any or all of the Shares held by us for your account, upon the terms and subject to the conditions set forth in the Offer.

         PLEASE READ THE FOLLOWING INFORMATION CAREFULLY:

         (1) The Offer is for any and all Shares outstanding as of September 8, 1998. The Offer for a Series of Preferred is independent of the Offer for any other Series of Preferred.

         (2) The Offer and withdrawal rights will expire at 5:00 p.m., New York City time, on October 14, 1998, unless the Offer is extended with respect to a Series of Preferred. Your instructions to us should be forwarded to us in ample time to permit us to submit a tender on your behalf by the expiration of the Offer. If you would like to withdraw your Shares that we have tendered, you can withdraw them so long as the Offer remains open or at any time after the expiration of forty business days from the commencement of the Offer if such tendered Shares have not been accepted for payment.

         (3) Preferred Shareholders who wish to tender their Shares pursuant to the Offer must vote in favor of the Proposed Amendment. The Offer is conditioned upon the Proposed Amendment being approved and adopted at the Special Meeting.

         (4) Preferred Shareholders have the right to vote in favor of the Proposed Amendment regardless of whether they tender their Shares. If the Proposed Amendment is approved and adopted, the Company will make a special cash payment in the amount of $1.00 per Share to each Preferred Shareholder who voted in favor of the Proposed Amendment, provided that such Shares have not been tendered pursuant to the Offer.

         (5) Any stock transfer taxes applicable to the sale of Shares to Conectiv pursuant to the Offer will be paid by Conectiv, except as otherwise provided in Instruction 6 of the Letter of Transmittal and Proxy.

         NEITHER CONECTIV, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY PREFERRED SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH PREFERRED SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

         If you wish to have us tender and/or vote any or all of your Shares held by us for your account upon the terms and subject to the conditions set forth in the Offer, please so instruct us by completing, executing, detaching and returning to us the instruction form on the detachable part hereof. An envelope to return your instructions to us is enclosed. If you authorize tender of your Shares, all such Shares will be tendered unless otherwise specified on the detachable part hereof. Your instructions should be forwarded to us in ample time to permit us to submit a tender and/or vote on your behalf by the expiration of the Offer or the Special Meeting, as applicable.

         The Offer is being made to all holders of Shares. Conectiv is not aware of any state where the making of the Offer is prohibited by administrative or judicial action pursuant to a valid state statute. If Conectiv becomes aware of any valid state statute prohibiting the making of the Offer, Conectiv will make a good faith effort to comply with such statute. If, after such good faith effort, Conectiv cannot comply with such statute, the Offer will not be made to, nor will tenders be accepted from or on behalf of, holders of Shares in such state. In those jurisdictions where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Conectiv by the Dealer Manager (as defined in the Offer) or one or more registered brokers or dealers licensed under the laws of such jurisdictions.

                                  INSTRUCTIONS
             WITH RESPECT TO OFFER TO PURCHASE BY CONECTIV FOR CASH
                        ANY AND ALL OUTSTANDING SHARES OF
                             THE PREFERRED STOCK OF,
                           AND PROXY SOLICITATION BY,
                         ATLANTIC CITY ELECTRIC COMPANY


         The undersigned acknowledge(s) receipt of your letter and the enclosed Offer to Purchase and Proxy Statement, dated September 8, 1998, and a separate Letter of Transmittal and Proxy for each series of preferred stock of Atlantic City Electric Company (the "Company") (each a "Series of Preferred") in which the undersigned owns shares (as to each Series of Preferred, the Offer to Purchase and Proxy Statement, together with the applicable Letter of Transmittal and Proxy, constitutes the "Offer") in connection with the invitation of Conectiv ("Conectiv") to the holders of each Series of Preferred to tender any and all of their shares of a Series of Preferred ("Shares") for purchase at the purchase price per Share listed on the front cover of the Offer to Purchase and Proxy Statement, net to the seller in cash, upon the terms and subject to the conditions of the Offer, and in connection with the proxy solicitation being conducted by the Board of Directors of the Company.

              This will instruct you to tender to Conectiv the number of Shares indicated below (or, if no number is indicated below, all Shares) which are held by you for the account of the undersigned, upon the terms and subject to the conditions of the Offer.

             SERIES OF PREFERRED                                          NUMBER OF SHARES TO BE TENDERED*
             -------------------                                          --------------------------------
----------------------------------------------             ---------------------------------------------------------------

----------------------------------------------             ---------------------------------------------------------------

----------------------------------------------             ---------------------------------------------------------------

----------------------------------------------             ---------------------------------------------------------------

----------------------------------------------             ---------------------------------------------------------------

----------------------------------------------             ---------------------------------------------------------------

----------------------------------------------             ---------------------------------------------------------------

----------------------------------------------             ---------------------------------------------------------------


         You are further instructed to vote as designated hereunder in respect of the Proposed Amendment all Shares which the undersigned is entitled to vote at the Special Meeting.**

                   { } FOR       { } AGAINST       { } ABSTAIN

                                    SIGN HERE

     Signature(s):  ____________________________________________________________

     Name(s):       ____________________________________________________________

     Address:       ____________________________________________________________

                    ____________________________________________________________

     Dated:         ______________________________________________________, 1998

     Social Security or Taxpayer Identification No.:____________________________

------------------


 * By executing and returning these Instructions, unless otherwise indicated, it will be assumed that all Shares held by us for your account are to be tendered.
** By executing and returning these Instructions, unless otherwise indicated, it will be assumed that all Shares held by us for your account are to be voted FOR the Proposed Amendment.

                                                                Exhibit 99(a)(6)


         This announcement is neither an offer to purchase nor a solicitation of an offer to sell Shares. The Offers are made solely by the Offers to Purchase and Proxy Statements and the related Letters of Transmittal and Proxy, and are being made to all holders of Shares. Conectiv is not aware of any jurisdiction where the making of the Offers or the tender of Shares is not in compliance with any applicable law. If Conectiv becomes aware of any jurisdiction where the making of the Offer or the tender of Shares is not in compliance with any applicable law, Conectiv will make a good faith effort to comply with such law. If, after such good faith effort, Conectiv cannot comply with such law, the Offers will not be made to (nor will tenders be accepted from or on behalf of) the owners of Shares residing in such jurisdiction. In any jurisdiction where the securities, blue sky or other laws require the Offers to be made by a licensed broker or dealer, the Offers shall be deemed to be made on behalf of Conectiv by Morgan Stanley & Co. Incorporated or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

                                 [CONECTIV LOGO]

                                    CONECTIV
       NOTICE OF OFFER TO PURCHASE FOR CASH ANY AND ALL OUTSTANDING SHARES
            OF THE FOLLOWING SERIES OF ATLANTIC CITY ELECTRIC COMPANY

                   77,000 SHARES, CUMULATIVE PREFERRED STOCK,
      $100 PAR VALUE, 4% SERIES AT A PURCHASE PRICE OF $________ PER SHARE,
                             CUSIP NUMBER 048303200

                   72,000 SHARES, CUMULATIVE PREFERRED STOCK,
    $100 PAR VALUE, 4.10% SERIES AT A PURCHASE PRICE OF $________ PER SHARE,
                             CUSIP NUMBER 048303770

                   15,000 SHARES, CUMULATIVE PREFERRED STOCK,
    $100 PAR VALUE, 4.35% SERIES AT A PURCHASE PRICE OF $________ PER SHARE,
                             CUSIP NUMBER 048303762

                   36,000 SHARES, CUMULATIVE PREFERRED STOCK,
  $100 PAR VALUE, 4.35% 2ND SERIES AT A PURCHASE PRICE OF $________ PER SHARE,
                             CUSIP NUMBER 048303507

                   50,000 SHARES, CUMULATIVE PREFERRED STOCK,
    $100 PAR VALUE, 4.75% SERIES AT A PURCHASE PRICE OF $________ PER SHARE,
                             CUSIP NUMBER 048303309

                   50,000 SHARES, CUMULATIVE PREFERRED STOCK,
      $100 PAR VALUE, 5% SERIES AT A PURCHASE PRICE OF $________ PER SHARE,
                             CUSIP NUMBER 048303788
                              (THE "TENDER OFFER")

                         ATLANTIC CITY ELECTRIC COMPANY

                           PROXY SOLICITATION FOR THE
          OUTSTANDING SHARES OF THE FOLLOWING SERIES OF PREFERRED STOCK

                  239,500 SHARES, $7.80 NO PAR PREFERRED STOCK
                             CUSIP NUMBER 048303861
                           (THE "PROXY SOLICITATION")

FOR THE TENDER OFFER:

         Conectiv ("Conectiv"), a Delaware corporation, invites the holders of each series of preferred stock listed above under the Tender Offer (each, a "Series of Preferred") of Atlantic City Electric Company (the "Company"), a New Jersey corporation and direct utility subsidiary of Conectiv, to tender any and all of their shares of a Series of Preferred (the "Shares") for purchase at the price per Share listed above, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and Proxy Statement dated September 8, 1998 and in the related Letter of Transmittal and Proxy (which together constitute the "Offer").

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 14, 1998 (THE "EXPIRATION DATE"), UNLESS THE OFFER IS EXTENDED.

         THE OFFER FOR A SERIES OF PREFERRED IS NOT CONDITIONED UPON ANY MINIMUM NUMBER OF SHARES OF SUCH SERIES OF PREFERRED BEING TENDERED AND IS INDEPENDENT OF THE OFFER FOR ANY OTHER SERIES OF PREFERRED. THE OFFER, HOWEVER, IS CONDITIONED UPON, AMONG OTHER THINGS, THE PROPOSED AMENDMENT, AS DESCRIBED BELOW, BEING APPROVED AND ADOPTED AT THE SPECIAL MEETING. PREFERRED SHAREHOLDERS OF THE COMPANY WHO WISH TO TENDER THEIR SHARES PURSUANT TO THE OFFER MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. SEE "TERMS OF THE OFFER -- CERTAIN CONDITIONS OF THE OFFER" IN THE OFFER TO PURCHASE AND PROXY STATEMENT.

         The Board of Directors of the Company will consider the declaration of dividends on the Company's capital stock at its meeting on September 24, 1998. The Regular Quarterly Dividend on the Company's preferred stock, if, when and as declared, will be paid on November 2, 1998 to holders of record as of the close of business on October 2, 1998. A holder of record of Shares on October 2, 1998 who tenders Shares will be entitled to the Regular Quarterly Dividend, regardless of when such tender is made. Holders of Shares purchased pursuant to the Offer will not be entitled to any dividends in respect of any later dividend periods.

         Concurrently with the Offer, the Board of Directors of the Company is soliciting proxies for use at the Special Meeting of Shareholders of the Company to be held at Christiana Conference Center, 4100 South Wakefield Drive, Newark, Delaware, on October 14, 1998 or any adjournment or postponement of such meeting (the "Special Meeting"). The Special Meeting is being held to consider an amendment (the "Proposed Amendment") to the Company's charter (the "Charter") which would remove provisions of the Company's Charter that restrict the ability of the Company to issue unsecured indebtedness. The Board of Directors of the Company recommends voting FOR the Proposed Amendment.

         HOLDERS OF A SERIES OF PREFERRED WHO WISH TO TENDER THEIR SHARES MUST VOTE IN FAVOR OF THE PROPOSED AMENDMENT. HOWEVER, HOLDERS OF A SERIES OF PREFERRED HAVE THE RIGHT TO VOTE FOR THE PROPOSED AMENDMENT REGARDLESS OF WHETHER THEY TENDER THEIR SHARES. IF THE PROPOSED AMENDMENT IS APPROVED AND ADOPTED, THE COMPANY WILL MAKE A SPECIAL CASH PAYMENT EQUAL TO $1.00 PER SHARE FOR EACH SHARE PROPERLY VOTED IN FAVOR OF THE PROPOSED AMENDMENT, PROVIDED THAT SUCH SHARES HAVE NOT BEEN TENDERED PURSUANT TO THE OFFER. THOSE HOLDERS OF PREFERRED STOCK WHO VALIDLY TENDER THEIR SHARES WILL BE ENTITLED ONLY TO THE PURCHASE PRICE PER SHARE LISTED ABOVE BUT NOT THE SPECIAL CASH PAYMENT.

         IN ORDER TO VALIDLY TENDER SHARES PURSUANT TO THE OFFER, PREFERRED SHAREHOLDERS WHO ACQUIRE SHARES DURING THE PERIOD BEGINNING TWO DAYS PRIOR TO SEPTEMBER 4, 1998 AND UP TO AND INCLUDING THE EXPIRATION DATE MUST OBTAIN AN ASSIGNMENT OF PROXY FROM THE SELLER OF SUCH SHARES AND VOTE SUCH PROXY IN FAVOR OF THE PROPOSED AMENDMENT. IN ORDER TO FACILITATE THE TRANSFER OF SHARES DURING THE PERIOD DESCRIBED ABOVE, THE SHARES OF EACH SERIES OF PREFERRED WILL TRADE "WITH PROXY" IN THE OVER-THE-COUNTER MARKET. SETTLEMENT OF ALL TRADES DURING THE PERIOD DESCRIBED ABOVE SHOULD INCLUDE AN ASSIGNMENT OF PROXY FROM THE SELLER.

         Any holder of a Series of Preferred desiring to accept the Offer and tender all or any portion of his or her Shares should either (i) request his or her broker, dealer, commercial bank, trust company or nominee to effect the transaction for him or her, or (ii) complete and sign the Letter of Transmittal and Proxy in accordance with the instructions in the Letter of Transmittal and Proxy, mail or deliver the same and any other required documents to The Bank of New York (the "Depositary"), and deliver the certificates for such Shares to the Depositary, along with the Letter of Transmittal and Proxy, or tender such Shares pursuant to the procedure for book-entry transfer set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer -- Procedure for Tendering Shares," on or prior to the Expiration Date (set forth above). A holder of a Series of Preferred whose Shares are registered in the name of a broker, dealer, commercial bank, trust company or nominee must contact such broker, dealer, commercial bank, trust company or nominee if he or she desires to tender such Shares. Any holder of a Series of Preferred who desires to tender Shares and whose certificates for such Shares are not immediately available, or who cannot comply in a timely manner with the procedure for book-entry transfer, should tender such Shares by following the procedures for guaranteed delivery set forth in the Offer to Purchase and Proxy Statement under "Terms of the Offer -- Procedure for Tendering Shares." Conectiv will pay a solicitation fee for any Shares tendered, accepted for payment and paid for pursuant to the Offer. See "Fees and Expenses Paid to Dealers" in the Offer to Purchase and Proxy Statement.

         EACH SERIES OF PREFERRED HAS ITS OWN LETTER OF TRANSMITTAL AND PROXY, AND ONLY THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY FOR SUCH SERIES OF PREFERRED OR A NOTICE OF GUARANTEED DELIVERY AND PROXY MAY BE USED TO TENDER SHARES OF SUCH SERIES OF PREFERRED.

         NEITHER CONECTIV, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND, IF SO, HOW MANY SHARES TO TENDER.

         Tenders of Shares of a Series of Preferred made pursuant to the Offer may be withdrawn at any time on or prior to the Expiration Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after November 3, 1998, unless theretofore accepted for payment by Conectiv as provided in the Offer to Purchase and Proxy Statement.

         The Offer to Purchase and Proxy Statement is first being mailed on or about September 8, 1998.

         THE OFFER TO PURCHASE AND PROXY STATEMENT AND THE RELATED LETTER OF TRANSMITTAL AND PROXY CONTAIN IMPORTANT INFORMATION WHICH SHOULD BE READ BEFORE ANY DECISION IS MADE WITH RESPECT TO THE OFFER.

FOR THE PROXY SOLICITATION:

         The Board of Directors of the Company is soliciting proxies of holders of the shares of the series of preferred stock listed above under the Proxy Solicitation (the "Proxy Only Shares") with respect to the Proposed Amendment. The Special Meeting of Shareholders, at which the Proposed Amendment will be considered, is scheduled to occur on October 14, 1998.

         If the Proposed Amendment is approved and adopted, the Company will make a special cash payment to each holder of Proxy Only Shares who properly voted his Shares in favor of the Proposed Amendment in the amount of $1.00 per Share. If a Preferred Shareholder votes against the Proposed Amendment or abstains, such Preferred Shareholder shall not be entitled to the special cash payment (regardless of whether the Proposed Amendment is approved and adopted).

         Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager as set forth below. Requests for copies of the Offers to Purchase and Proxy Statement and the related Letters of Transmittal and Proxy or other tender offer or proxy materials may be directed to the Information Agent and such copies will be furnished promptly at Conectiv's expense. Preferred Shareholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offers.

                    The Information Agent for the Offer is:

                             D. F. KING & CO., INC.
                           77 Water Street, 20th Floor
                            New York, New York 10005
                           (800) 431-9629 (toll-free)
                    or Banks and Brokers call (212) 269-5550

                      The Dealer Manager for the Offer is:

                           MORGAN STANLEY DEAN WITTER
                           Liability Management Group
                            1585 Broadway, 2nd Floor
                            New York, New York 10036
                                 Call Toll Free:
                                 (800) 624-1808


September 8, 1998

                                                                Exhibit 99(a)(7)



                    Atlantic City Electric Company Letterhead


                                                               September 8, 1998


Dear Shareholder:

         Please find enclosed important information pertaining to the following two items:

                   (i) a proposed amendment (the "Proposed Amendment") to the charter (the "Charter") of Atlantic City Electric Company (the "Company") which will be considered at a Special Meeting (the "Special Meeting") of its Shareholders; and

                  (ii) an offer by Conectiv ("Conectiv") to purchase certain outstanding shares (the "Shares") of the Company's preferred stock.

         We would greatly appreciate your giving prompt attention to the enclosed material which you are urged to read in its entirety.

         The Charter presently restricts the ability of the Company to issue unsecured indebtedness without preferred shareholder approval under certain circumstances. This restriction limits the Company's flexibility in planning and financing its business activities. Because financial flexibility and capital cost reduction are crucial factors to success in a competitive utility environment, the Company ultimately may be placed at a competitive disadvantage if these restrictions are not removed from the Charter. The Proposed Amendment, as set forth and explained in the enclosed Offer to Purchase and Proxy Statement, would remove this restriction.

         Concurrently with the Company's proxy solicitation, Conectiv is offering to purchase all of the outstanding shares of certain series of the Company's preferred stock. NEITHER CONECTIV, THE COMPANY, THEIR RESPECTIVE BOARDS OF DIRECTORS, NOR ANY OF THEIR RESPECTIVE OFFICERS MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER ANY OR ALL SHARES. EACH SHAREHOLDER MUST MAKE HIS OR HER OWN DECISION AS TO WHETHER TO TENDER SHARES AND IF SO, HOW MANY SHARES TO TENDER. You must vote in favor of the Proposed Amendment in order to tender your Shares. Conectiv's offer is conditioned upon the Proposed Amendment being approved and adopted at the Special Meeting. In addition, you have the right to vote for the Proposed Amendment regardless of whether you tender your shares. If you vote in favor of the Proposed Amendment and it passes, you will be entitled to receive a special cash payment equal to $1.00 per Share for each Share properly voted in favor of the Proposed Amendment, provided your shares have not been tendered. Instructions for tendering your shares and information pertaining to the special cash payment are included with the enclosed material.

         Your Board of Directors recommends voting FOR the Proposed Amendment. It is important to your interests that all shareholders, regardless of the number of shares owned, vote at the Special Meeting. Even if you plan to attend the Special Meeting, WE URGE YOU TO MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS INCLUDED WITHIN THE ENCLOSED LETTER OF TRANSMITTAL AND PROXY, AND RETURN IT PROMPTLY. By signing and returning your proxy promptly, you are assuring that your shares will be voted.

         You are invited to attend the Special Meeting which will be held at Christiana Conference Center, 4100 South Wakefield Drive, Newark, Delaware on October 14, 1998 at 4:00 p.m., Eastern time.

         If you have questions regarding the Proposed Amendment, the Special Meeting or Conectiv's tender offer, please call D.F. King & Co., Inc., the Information Agent, at (800) 431-9629 (toll free) and (212) 269-5550 (banks and brokers) or Morgan Stanley at (800) 624-1808 (toll free).

         Thank you for your continued interest in the Company.


                             Sincerely yours,


                             /s/ HOWARD E. COSGROVE
                                 ------------------------------------
                                 Howard E. Cosgrove
                                 Chairman and Chief Executive Officer

                                                                EXHIBIT 99(a)(8)



                              [CONECTIV LETTERHEAD]


                                                               September 8, 1998


                   CONECTIV OFFERS TO PURCHASE PREFERRED STOCK

         Conectiv announced today offers to purchase certain series of the outstanding shares of preferred stock of its subsidiary Atlantic City Electric Company ("ACE").

         The company also announced that ACE is soliciting proxies for use at a special meeting of preferred shareholders, scheduled for October 14, 1998. The meeting would be to consider an amendment to ACE's charter. The amendment would eliminate a restriction on the subsidiary's ability to issue unsecured indebtedness without preferred stockholder approval under certain circumstances.

         "The change we're asking ACE preferred stockholders to consider would make Conectiv more agile in a competitive environment," said Barbara S. Graham, Conectiv's Chief Financial Officer. "We're hoping to eliminate a certain charter restriction to gain financial flexibility as we move toward a more competitive energy market."

         The offers to purchase certain series of preferred stock will expire 5 p.m. Eastern time October 14, 1998, unless any offer is extended.

         Purchase prices for each issue are indicated below:

SERIES                                             CUSIP NUMBER                  PURCHASE PRICE PER SHARE
------------------------------------------                               ----------------------------------------
ATLANTIC CITY ELECTRIC COMPANY, CUMULATIVE
PREFERRED STOCK ($100 PAR VALUE)
4% Series                                            048303200                              $
4.10% Series                                         048303770                              $
4.35% Series                                         048303762                              $
4.35% 2nd Series                                     048303762                              $
4.75% Series                                         048303309                              $
5% Series                                            048303788                              $

         The Board of Directors of ACE will consider the declaration of dividends on ACE's capital stock at its meeting on September 24, 1998. The Regular Quarterly Dividend on ACE's preferred stock, if, when and as declared, will be paid on November 2, 1998 to holders of record as of the close of business on October 2, 1998. A holder of record of shares of ACE's preferred stock on October 2, 1998 who tenders shares will be entitled to the Regular Quarterly Dividend, regardless of when such tender is made. Holders of shares of ACE's preferred stock purchased pursuant to the offers will not be entitled to any dividends in respect of any later dividend periods.

         The dealer manager for the tender offers is Morgan Stanley Dean Witter. The information agent is D.F. King & Co., Inc. Shareholder questions or requests for assistance may be directed toll-free to the information agent at (800) 431-9629 or to Morgan Stanley at (800) 624-1808.

         The Conectiv family of companies includes Delmarva Power & Light Company, Atlantic City Electric Company, Conectiv Communications
(telecommunications), Conectiv Services (HVAC services),

Conectiv Energy (retail electric and gas), Conectiv Energy Supply (bulk and wholesale electric and gas), Conectiv Solutions (energy services) and Conectiv Thermal (district heating/cooling).

                                    # # # # #

- - - - - - - - - - - - - - -

Important notes:

         Each of the offers for a series of preferred stock is independent of the offers for the other series and is not conditioned upon any minimum number of shares of such series being tendered. Each offer is conditioned upon, among other things, the proposed charter amendment being approved and adopted at the respective company's special meeting. Shareholders who wish to tender their shares must vote in favor of the proposed charter amendment.

         This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares. The offers are made solely by the Offer to Purchase and Proxy Statement, dated September 8, 1998, and the related Letters of Transmittal and Proxy and are not being made to (nor will tenders be accepted from or on behalf of) owners of shares residing in any jurisdiction which the making of the offers or the acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdiction, the laws of which require the offers to be made by a licensed broker or dealer, the offers shall be deemed made on behalf of Conectiv by Morgan Stanley & Co. Incorporated or one or more registered brokers or dealers licensed under the laws of such jurisdiction. This announcement is also not a solicitation of proxies, which is made only by the Proxy Statement, dated September 8, 1998, and such Offer to Purchase and Proxy Statement.

                                                                Exhibit 99(a)(9)


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

FOR THIS TYPE OF ACCOUNT:                                        GIVE THE SOCIAL SECURITY NUMBER OF --

1.       An individual's account                                 The individual

2.       Two or more individuals (joint account)                 The actual owner of the account or, if combined funds,
                                                                 the first individual on the account(1)

3.       Custodian account of a minor (Uniform Gift to           The minor(2)
         Minors Act)

4.       a.       The usual revocable savings trust account      The grantor-trustee(1)
                  (grantor is also trustee)

         b.       So-called trust account that is not a legal    The actual owner(1)
                  or valid trust under State Law

5.       Sole proprietorship account                             The owner(3)

6.       A valid trust, estate, or pension trust                 The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal
                                                                 entity itself is not designated in the account title)(4)

7.       Corporate account                                       The corporation

8. Association, club, religious, charitable, educational The organization or other tax-exempt organization

9.       Partnership account                                     The partnership

10.      A broker or registered nominee                          The broker or nominee

11. Account with the Department of Agriculture in the The public entity name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments




--------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. May also use business name and its Employer Identification Number (if any).

(4) List first and circle the name of the valid trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                       NUMBER (TIN) ON SUBSTITUTE FORM W-9
              (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

                                     PAGE 2

NAME

         If you are an individual, generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name and both the last name shown on your social security card and your new last name.

OBTAINING A NUMBER

         If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Number Card, Form SS-4, Application for Employer Identification Number, or, if you are a U.S. resident alien for U.S. tax purposes, Form W-7, Application for IRS Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS").

PAYEES EXEMPT FROM BACKUP WITHHOLDING

         The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13), and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting.

          (1)  A corporation.

          (2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under section 403(b)(7).

          (3)  The United States or any agencies or instrumentalities.

          (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

          (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

          (6) An international organization or any of its agencies or instrumentalities.

          (7)  A foreign central bank of issue.

          (8) A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

          (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

          (10) A real estate investment trust.

          (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

          (12) A common trust fund operated by a bank under section 584(a).

          (13) A financial institution.

          (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

          (15) A trust exempt from tax under section 664 or described in section 4947.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

                  Payments of dividends generally not subject to backup withholding also include the following:

          -    Payments to nonresident aliens subject to withholding under section 1441.
          - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
          -    Payments made by certain foreign organizations.
          - Payments of interest generally not subject to backup withholding include the following:
          -    Payments of interest on obligations issued by individuals.

               NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.

          - Payments of tax-exempt interest (including exempt interest dividends under section 852).
          -    Payments described in section 6049(b)(5) to nonresident aliens.
          -    Payments on tax-free covenant bonds under section 1451.
          -    Payments made by certain foreign organizations.
          -    Mortgage interest paid by you.


         Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

         PRIVACY ACT NOTICE. -- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are qualified to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

         (1) FAILURE TO FURNISH TIN. -- If you fail to furnish your correct TIN to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

         (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

         (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                         YOUR TAX CONSULTANT OR THE IRS

                                                               Exhibit 99(a)(10)


      SUMMARY INSTRUCTIONS FOR PARTICIPATING IN THE TENDER OFFER AND PROXY


(1) CHECK CONTENTS OF PACKAGE. Before proceeding, please confirm that this package contains each of the following materials:

          -    Letter from the Chairman and Chief Executive Officer.

          -    Offer to Purchase and Proxy Statement dated September 8, 1998.

          - Letter of Transmittal and Proxy relating to the applicable series of Preferred stock.

          -    Notice of Guaranteed Delivery.

          - Return envelope addressed to The Bank of New York, the Depositary for the Tender Offer.

          -    W-9 Instruction Form.

(2) REVIEW MATERIALS CAREFULLY BEFORE DECIDING WHETHER TO PARTICIPATE. Please review all enclosed materials carefully before deciding whether to participate in the tender offer.

          - IF YOUR SHARES ARE REGISTERED IN YOUR NAME and you decide to participate, you must follow the instructions in paragraphs (3) and (4) below.

          - IF YOUR SHARES ARE HELD BY A BROKER OR BANK FOR YOUR ACCOUNT and you decide to participate, you must contact your broker or bank and advise them to execute your instructions on your behalf.

(3) COMPLETE THE APPLICABLE LETTER OF TRANSMITTAL AND PROXY. You must follow these instructions to complete the Letter of Transmittal and Proxy.

     (a) TENDER OFFER AND PROXY. If you wish to tender your shares pursuant to the Tender Offer, you must vote FOR Proposal 1.

               - Indicate your vote by an (X) on page 3 of the Letter of Transmittal and Proxy. Sign and date the box entitled "Signature(s) of Owner(s)" and print your capacity, address and daytime telephone number.

               - Complete the box entitled "Description of Shares Tendered" on page 4 of the Letter of Transmittal and Proxy.

               - Only complete the "Guarantee of Signature" section if the signatures are different from the registration on the face of the certificate.

               -    Complete, sign and date the box entitled "Substitute Form
                    W-9."

               - The following sections of the Letter of Transmittal and Proxy should be completed only if applicable:

                    - Notice of Guaranteed Delivery: If you cannot deliver your preferred stock certificate(s) to the Depositary before October 14, 1998, a broker must guarantee delivery of your shares. The broker must complete the application portion of page 4 of the Letter of Transmittal and Proxy and submit the separate document entitled "Notice of Guaranteed Delivery."


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


                    - Soliciting Dealer: If your tender has been solicited by a Soliciting Dealer, please complete the box entitled "Solicited Tenders" on page 10 of the Letter of Transmittal and Proxy.

                    - Special Payment and Special Delivery Instructions: If you would like the check for the purchase price of shares purchased pursuant to the Tender Offer or the certificates for shares not purchased to be issued in the name of someone other than the current holder or to be mailed to someone other than the current holder, or to the current holder at an address other than that shown on the current certificate, please complete the boxes on page 9 entitled "Special Payment Instructions" and/or "Special Delivery Instructions" in the Letter of Transmittal and Proxy. To do either of these, you must have your signature guaranteed by an eligible institution. (See Instructions 1 and 5 on the Letter of Transmittal and Proxy with respect to guarantee of signature by an eligible institution).

     (b) PROXY ONLY. If you choose only to vote the proxy and will not tender your shares pursuant to the Tender Offer, please follow these instructions:

               - Indicate your vote by an (X) on page 3 of the Letter of Transmittal and Proxy. Sign and date the box entitled "Signature(s) of Owner(s)" and print your capacity, address and daytime telephone number.

               -    Complete, sign and date the box entitled "Substitute Form
                    W-9."

               - The following sections of the Letter of Transmittal and Proxy should be completed only if applicable:

                    - If you would like the Special Cash Payment to be issued to or mailed to someone other than the current holder, please complete the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on page 9 of the Letter of Transmittal and Proxy. To do either of these, you must have your signature guaranteed by an eligible institution. (See Instructions 1 and 5 on the Letter of Transmittal and Proxy with respect to guarantee of signatures by an eligible institution.)

(4) MAIL UNSIGNED PREFERRED STOCK CERTIFICATES AND SIGNED LETTER OF TRANSMITTAL AND PROXY TO THE DEPOSITARY. Send the applicable Letter of Transmittal and Proxy to The Bank of New York, as Depositary, at the address shown on the Letter of Transmittal and Proxy. If you own more than one series of preferred stock, you must complete the specific Letter of Transmittal and Proxy that relates to each individual series. Use of registered or certified mail is recommended. PLEASE NOTE: If you are not tendering, DO NOT send in your certificates.

         IF YOU HAVE ANY QUESTIONS, HAVE NOT RECEIVED THE APPLICABLE LETTER(S) OF TRANSMITTAL AND PROXY OR OTHER DOCUMENTS PERTAINING TO THE TENDER OFFER, OR NEED ASSISTANCE IN COMPLETING THE APPLICABLE FORMS, PLEASE CONTACT THE INFORMATION AGENT: D.F. KING & CO., INC. AT (800) 431-9629 (TOLL-FREE).


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



                                                               Exhibit 99(a)(11)

                                  URGENT NOTICE


______________ __, 1998

Dear Preferred Shareholder:

The Special Meeting of Shareholders of Atlantic City Electric Company is scheduled to be held on October 14, 1998, and we have attempted to contact you by telephone to discuss the important agenda. To date we have been unable to reach you by phone.

It is extremely important that we discuss this critical Special Meeting and the events surrounding it. We would appreciate it if you would take a moment and please call during business hours our Information Agent, D.F. King & Co., Inc. at (800) 431-9629 (toll free).

Thank you for your interest in the affairs of Atlantic City Electric Company. I appreciate your cooperation.

Sincerely,


Howard E. Cosgrove
Chairman and Chief
  Executive Officer


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



                                                               Exhibit 99(a)(12)


ATLANTIC CITY ELECTRIC COMPANY

PROXY FORM FOR DTC PARTICIPANTS ONLY


         The undersigned hereby appoints Howard E. Cosgrove, Barbara S. Graham and Louis M. Walters, or any of them as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote as designated hereunder and in their discretion with respect to any other business properly brought before the Special Meeting all the shares of preferred stock of the company which the undersigned is entitled to vote at the Special Meeting or any adjustments or postponements thereof.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. The proxy contained herein, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If no direction is made, the proxy will be voted FOR Item 1. An abstention is the equivalent of a vote AGAINST the Proposed Amendment.

         Indicate your vote by an (X). The Board of Directors recommends voting FOR Item 1.

ITEM 1.

         To remove from the Company's charter, Paragraph (7)(B)(c) of Article III, a provision restricting the amount of securities representing unsecured indebtedness issuable by the Company.

                   ( ) FOR       ( ) AGAINST       ( ) ABSTAIN

         SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS APPEARING ON THIS PROXY IN THE ABSENCE OF SPECIFIC INSTRUCTIONS. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL METING.



CUSIP #               Series                      FOR        AGAINST    ABSTAIN

048303200             4%

048303770             4.10%

048303762             4.35%

048303507             4.35% 2nd Series

048303309             4.75%

048303788             5%



NOTICE: THE ABOVE BANK OR BROKER HEREBY CERTIFIES THAT IT HAS NOT GIVEN AND WILL NOT GIVE INSTITUTIONS TO TENDER ANY SHARES LISTED ABOVE THROUGH THE DTC ATOP SYSTEM.




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



ATTENTION ALL DTC PARTICIPANTS: PLEASE USE THIS PROXY FORM FOR VOTING ON ANY AND ALL ISSUES. DO NOT USE THE BENEFICIAL OWNER PROXY FORM.


Date:



Date: .................................   Authorized Signature:.................

DTC Participant Name: .................   Print Name:...........................

DTC Participant Number: ...............   Telephone Number:.....................

Number of Firm:........................

Address:...............................

Medallion Stamp:



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




                                                                   Exhibit 99(d)

                                                               September 8, 1998


Conectiv
800 King Street
Wilmington, Delaware 19899

Atlantic City Electric Company
800 King Street
Wilmington, Delaware 19899

Ladies and Gentlemen:

         We have acted as special counsel to Conectiv ("Conectiv") and Atlantic City Electric Company ("ACE") in connection with the Company's tender offer for any and all of the outstanding shares of certain shares of cumulative preferred stock (as listed on Schedule A attached hereto) of ACE (the "Preferred").

         We have examined (i) the Offer to Purchase and Proxy Statement for the Preferred dated September 8, 1998 (the "Offer to Purchase and Proxy Statement"), which incorporated by reference the annual reports on Form 10-K of Conectiv and ACE for the fiscal year ended December 31, 1997, the Quarterly Reports on Form 10-Q of Conectiv and ACE for the interim periods ended March 31, 1998 and June 30, 1998, and the Current Reports on Form 8-K of Conectiv, dated March 6, 1998, March 9, 1998, April 23, 1998 and August 3, 1998 and ACE, dated January 6, 1998, February 27, 1998, March 3, 1998 and March 5, 1998 (the "OPPS Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) the Schedule 13E-4 for the Preferred, dated September 8, 1998, filed by the Company under the Exchange Act, including the related exhibits thereto, which Schedule 13E-4 incorporates by reference the OPPS Exchange Act Documents and the Quarterly Reports on Form 10-Q of ACE for the quarterly periods ended March 31, 1998 and June 30, 1998, each as filed under the Exchange Act and (iii) the Letters of Transmittal and Proxy for the Preferred. In addition, we have examined, and have relied as to matters of fact upon, the originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of Conectiv and ACE, and have made such other and further investigations as we have deemed relevant and necessary as a basis for the opinion hereinafter set forth.

         In such examination, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents of all documents submitted to us as drafts or as certified, conformed photostatic or facsimile copies, and the authenticity of originals of such latter documents.

         Based upon the foregoing, and subject to the qualifications and limitations stated herein, we hereby advise you that the statements made in the Offer to Purchase and Proxy Statement under the caption "Certain Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal income tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

         We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the federal income tax law of the United States.

                                            Very truly yours,

                                            SIMPSON THACHER & BARTLETT


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



                                   SCHEDULE A

                               LIST OF THE SHARES


Atlantic City Electric Company

1. Cumulative Preferred Stock, 4% Series ($100 par value)
2. Cumulative Preferred Stock, 4.10% Series ($100 par value)
3. Cumulative Preferred Stock, 4.35% Series ($100 par value)
4. Cumulative Preferred Stock, 4.35% 2nd Series ($100 par value)
5. Cumulative Preferred Stock, 4.75% Series ($100 par value)
6. Cumulative Preferred Stock, 5% Series ($100 par value)

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
SUMMARY  .......................................................................................................  4

TERMS OF THE OFFER..............................................................................................  7
         NUMBER OF SHARES, PURCHASE PRICES; EXPIRATION DATE; DIVIDENDS..........................................  7
         PROCEDURE FOR TENDERING SHARES.........................................................................  8
         WITHDRAWAL RIGHTS...................................................................................... 10
         ACCEPTANCE OF SHARES FOR PAYMENT AND PAYMENT OF PURCHASE PRICE AND
                  DIVIDENDS..................................................................................... 11
         CERTAIN CONDITIONS OF THE OFFER........................................................................ 11
         EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS.................................................... 13

PROPOSED AMENDMENT AND PROXY SOLICITATION....................................................................... 14
         INTRODUCTION........................................................................................... 14
         VOTING SHARES.......................................................................................... 14
         VOTING REQUIREMENTS AND PROCEDURES..................................................................... 14
         PROXIES  .............................................................................................. 14
         SPECIAL CASH PAYMENTS.................................................................................. 15
         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT......................................... 16
         BUSINESS TO COME BEFORE THE SPECIAL MEETING............................................................ 16
         EXPLANATION OF THE PROPOSED AMENDMENT.................................................................. 16
         REASONS FOR THE PROPOSED AMENDMENT..................................................................... 17
         INDEPENDENT PUBLIC ACCOUNTANTS......................................................................... 17

PRICE RANGE OF SHARES; DIVIDENDS................................................................................ 17

PURPOSE OF THE OFFER; CERTAIN EFFECTS OF THE OFFER.............................................................. 19

CERTAIN FEDERAL INCOME TAX CONSEQUENCES......................................................................... 21

SOURCE AND AMOUNT OF FUNDS...................................................................................... 22

TRANSACTIONS AND AGREEMENTS CONCERNING THE SHARES............................................................... 22

FEES AND EXPENSES PAID TO DEALERS............................................................................... 23

CERTAIN INFORMATION REGARDING CONECTIV AND THE COMPANY.......................................................... 24

SUMMARY OF FINANCIAL INFORMATION................................................................................ 24

MISCELLANEOUS................................................................................................... 26


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